As Filed with the Securities and Exchange Commission on February 26, 2010

File No. 33-68666

Investment Company Act File No. 811-8004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒  Post-Effective Amendment No. 108

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒  Amendment No. 110

ASTON FUNDS

FORMERLY KNOWN AS ABN AMRO FUNDS

(Exact Name of Registrant as Specified in Charter)

120 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60602

(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code (312) 268-1400

KENNETH C. ANDERSON, PRESIDENT

ASTON FUNDS

120 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60602

(Name and Address of Agent for Service)

Copy to:

CATHY G. O'KELLY

VEDDER PRICE P.C.

222 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b); or
☒	On February 28, 2010 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	On pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aston Funds

Class N, I and R Shares

Prospectus - March 1, 2010

Ticker Symbols
EQUITY FUNDS	Class N	Class I	Class R
Aston/Montag & Caldwell Growth Fund	MCGFX	MCGIX	MCRGX
Aston/Veredus Select Growth Fund	AVSGX	AVISX	—
Aston Growth Fund	CHTIX	CTGIX	CCGRX
Aston/Optimum Large Cap Opportunity Fund	AOLCX	—	—
Aston/TAMRO Diversified Equity Fund	ATLVX	—	—
Aston/M.D. Sass Enhanced Equity Fund	AMBEX	AMDSX	—
Aston Value Fund	RVALX	AAVIX	—
Aston/River Road Dividend All Cap Value Fund	ARDEX	ARIDX	—
Aston/Montag & Caldwell Mid Cap Growth Fund	AMCMX	—	—
Aston/Optimum Mid Cap Fund	CHTTX	ABMIX	—
Aston/Cardinal Mid Cap Value Fund	ACDMX	—	—
Aston/Veredus Aggressive Growth Fund	VERDX	AVEIX	—
Aston/Fasciano Small Cap Fund	AFASX	—	—
Aston/TAMRO Small Cap Fund	ATASX	ATSIX	—
Aston/River Road Select Value Fund	ARSMX	ARIMX	—
Aston/River Road Small Cap Value Fund	ARSVX	ARSIX	—

INTERNATIONAL FUNDS
Aston/Neptune International Fund	ANINX	ANIIX	—
Aston/Barings International Fund	ABARX	ABIIX	—

ALTERNATIVE FUNDS
Aston Dynamic Allocation Fund	ASENX	—	—
Aston/New Century Absolute Return ETF Fund	ANENX	—	—
Aston/Lake Partners LASSO Alternatives Fund	ALSNX	ALSOX	—

SECTOR FUND
Aston/Fortis Real Estate Fund	ARFCX	AARIX	—

BALANCED FUNDS
Aston/Montag & Caldwell Balanced Fund	MOBAX	MOBIX	—
Aston Balanced Fund	CHTAX	—	—

FIXED INCOME FUND
Aston/TCH Fixed Income Fund	CHTBX	CTBIX	—

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund’s shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

Page
Fund Summaries
EQUITY FUNDS
3	Aston/Montag & Caldwell Growth Fund
6	Aston/Veredus Select Growth Fund
9	Aston Growth Fund
12	Aston/Optimum Large Cap Opportunity Fund
15	Aston/TAMRO Diversified Equity Fund
19	Aston/M.D. Sass Enhanced Equity Fund
23	Aston Value Fund
26	Aston/River Road Dividend All Cap Value Fund
29	Aston/Montag & Caldwell Mid Cap Growth Fund
32	Aston/Optimum Mid Cap Fund
36	Aston/Cardinal Mid Cap Value Fund
39	Aston/Veredus Aggressive Growth Fund
43	Aston/Fasciano Small Cap Fund
46	Aston/TAMRO Small Cap Fund
50	Aston/River Road Select Value Fund
53	Aston/River Road Small Cap Value Fund

INTERNATIONAL FUNDS
56	Aston/Neptune International Fund
60	Aston/Barings International Fund

ALTERNATIVE FUNDS
64	Aston Dynamic Allocation Fund
68	Aston/New Century Absolute Return ETF Fund
73	Aston/Lake Partners LASSO Alternatives Fund

SECTOR FUND
77	Aston/Fortis Real Estate Fund

BALANCED FUNDS
81	Aston/Montag & Caldwell Balanced Fund
85	Aston Balanced Fund

FIXED INCOME FUND
89	Aston/TCH Fixed Income Fund

93	Additional Information Regarding Investment Strategies

97	Portfolio Holdings

98	Investment Terms

100	Management of the Funds
100	The Investment Adviser
100	The Subadvisers
102	Portfolio Managers
107	Management Fees
108	Related Performance

109	Shareholder Information
109	Opening an Account: Buying Shares
111	Exchanging Shares
112	Selling/Redeeming Shares
115	Transaction Policies
117	Account Policies and Dividends
118	Additional Investor Services
118	Distribution Plan 12b-1 Fees
118	Compensation to Intermediaries
118	Portfolio Transactions and Brokerage Commissions

119	Dividends, Distributions and Taxes

121	Financial Highlights

161	General Information

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

•	the value of fund shares will fluctuate
•	you could lose money
•	you cannot be certain that a fund will achieve its investment objective

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

Aston/Montag & Caldwell Growth Fund—Classes N, I and R

INVESTMENT OBJECTIVES

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares	Class R Shares
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	0.87%	1.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$114	$356	$617	$1,363
Class I Shares	89	278	482	1,073
Class R Shares	139	434	750	1,646

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.09%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	have a strong history of earnings growth
■	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	have strong balance sheets
■	have a sustainable competitive advantage
■	are currently, or have the potential to become, industry leaders
■	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Prospectus  |    3

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares, Class I shares, and Class R shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares and Class R shares, due to distribution fees paid by Class N shares and Class R shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	14.92%
Worst quarter:	12/08	(20.35)%

Prospectus  |    4

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2009)

	Aston/Montag & Caldwell Growth Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 11/2/94):
Return Before Taxes	29.84%	3.80%	(0.93)%	8.59%
Return After Taxes on Distributions	29.77%	3.19%	(1.50)%	8.03%
Return After Taxes on Distributions and Sale of Fund Shares	19.48%	3.25%	(0.86)%	7.66%
Class I Shares (Inception 6/28/96):
Return Before Taxes	30.15%	4.09%	(0.66)%	6.43%
Class R Shares (Inception 12/31/02):
Return Before Taxes	29.47%	3.57%	N/A	5.43%
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from October 31, 1994. Index return for Class I Shares’ inception, computed from June 30, 1996, is 4.29%. Index return for Class R Shares’ inception, computed from December 31, 2002, is 5.92%.)	37.21%	1.63%	(3.99)%	6.68%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares and Class R shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, has served as the Fund’s portfolio manager since November 1994.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs) (except R Class)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50
Class R—Retirement Plans	$2,500	$50

Class R shares are only intended for use within retirement plans offered through a financial representative or a plan sponsor.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    5

Aston/Veredus Select Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.80%		0.80%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.32%		0.32%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	1.39%		1.14%
Fee Waiver and/or Expense Reimbursement	(0.07	)%(a)	(0.07	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32	%(a)	1.07	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$134	$433	$754	$1,663
Class I Shares	109	355	621	1,380

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 331.55%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or expected to grow, at an accelerating rate. The subadviser defines a mid-cap company as one having a market capitalization of between approximately $2.5 and $9 billion at the time of acquisition. The subadviser defines a large-cap company as one having a market capitalization of approximately $9 billion or more at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

■	expanding unit volume growth
■	expanding profit margin potential
■	high or improving cash flow return on investment
■	large markets with high barriers to entry

The Fund may invest in exchange-traded funds (“ETFs”) and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. The Fund’s investment strategies may result in high portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    6

ETF Risk. ETFs seek to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. Shares of an ETF may trade at a premium or discount to their net asset value per share. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	17.89%
Worst quarter:	12/08	(25.56)%

Prospectus  |    7

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2009)

	Aston/Veredus Select Growth Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 12/31/01):
Return Before Taxes	35.65%	1.26%	2.54%
Return After Taxes on Distributions	35.65%	0.30%	1.93%
Return After Taxes on Distributions and Sale of Fund Shares	23.18%	0.69%	1.94%
Class I Shares (Inception 9/11/06):
Return Before Taxes	36.12%	N/A	0.88%
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares’ inception, computed from August 31, 2006, is 0.83%.)	37.21%	1.63%	0.95%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Todd-Veredus Asset Management LLC (“Todd-Veredus”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. B. Anthony Weber, Co-President and Chief Investment Officer of Todd-Veredus, Mr. Charles F. Mercer, Jr., Executive Vice President of Todd-Veredus, and Mr. Michael E. Johnson, Vice President of Todd-Veredus, serve as portfolio managers of the Fund. Mr. Weber has served as the Fund’s portfolio manager since September 2002. Mr. Mercer has served as the Fund’s portfolio manager since December 2001. Mr. Johnson has served as the Fund’s portfolio manager since January 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    8

Aston Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares	Class R Shares
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.16%	0.91%	1.41%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$118	$368	$638	$1,409
Class I Shares	93	290	504	1,120
Class R Shares	144	446	771	1,691

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.59%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and bonds. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	have a strong history of earnings growth
■	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	have strong balance sheets
■	have a sustainable competitive advantage
■	are currently, or have the potential to become, industry leaders
■	have the potential to outperform during market downturns

The Fund may invest in bonds and foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

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Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares, Class I shares, and Class R shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares and Class R shares, due to distribution fees paid by Class N shares and Class R shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	12/01	16.27%
Worst quarter:	12/08	(20.26)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2009)

	Aston Growth Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/13/93):
Return Before Taxes	30.77%	(0.81)%	(1.26)%	7.58%
Return After Taxes on Distributions	30.51%	(2.19)%	(2.17)%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	20.35%	(0.60)%	(1.06)%	6.65%
Class I Shares (Inception 7/31/00):
Return Before Taxes	31.14%	(0.53)%	N/A	(1.14)%
Class R Shares (Inception 12/31/02):
Return Before Taxes	30.54%	(1.01)%	N/A	2.80%
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from November 30, 1993. Index return for Class I Shares’ inception, computed from July 31, 2000, is (4.22) %. Index return for Class R Shares’ inception, computed from December 31, 2002, is 5.92%.)	37.21%	1.63%	(3.99)%	6.68%

Montag & Caldwell, Inc. became the subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares and Class R shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald E. Canakaris, Chairman, President and Chief Investment Officer of Montag & Caldwell, has served as portfolio manager of the Fund since January 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs) (except R Class)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50
Class R—Retirement Plans	$2,500	$50

Class R shares are only intended for use within retirement plans offered through a financial representative or a plan sponsor.

Subject to shareholder approval, the Aston Growth Fund is expected to reorganize into the Aston/Montag & Caldwell Growth Fund on or about March 30, 2010 or as soon as reasonably practicable after shareholder approval is obtained. In the meantime, the Fund will continue to accept new and additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/Optimum Large Cap Opportunity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	2.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.19%
Fee Waiver and/or Expense Reimbursement	(1.96	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rate shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$125	$799	$1,498	$3,359

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.59%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in stocks of large-cap companies that offer growth potential at a reasonable price. The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The subadviser defines a large-cap company as an established, better-known company having a market capitalization of $7 billion or more at the time of acquisition.

The portfolio managers employ a growth at a reasonable price (“GARP”) strategy to build a portfolio primarily of common stocks. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks will generally have higher valuations (e.g. price-to-earnings ratios) than value stocks. Security selection is based on the following top-down and bottom-up criteria:

Top-down—Strategic Analysis:

■	economic and investment outlook
■	theme assessment
■	diversification (sector and industry weightings)

Bottom-up—Stock Selection:

■	quantitative screenings—innovative industry leaders
■	proprietary GARP Scoring Model
■	fundamental research—strong management, high profitability and earnings growth, low leverage and price-to-growth ratio

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The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers employ a strategy of diversification among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/09	16.89%
Worst quarter:	12/08	(28.89)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2009)

	Aston/Optimum Large Cap Opportunity Fund
	1 Year	Since Inception
Class N Shares (Inception 12/28/06):
Return Before Taxes	33.16%	(5.39)%
Return After Taxes on Distributions	33.10%	(5.41)%
Return After Taxes on Distributions and Sale of Fund Shares	21.64%	(4.54)%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2006.)	26.47%	(5.62)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Optimum Investment Advisors, LLC (“Optimum”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Andrew Goodwin, Chairman and Co-founder of Optimum, and Mr. Keith Pinsoneault, President of Optimum, have served as co-portfolio managers of the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    14

Aston/TAMRO Diversified Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.18%
Fee Waiver and/or Expense Reimbursement	(0.97	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$123	$589	$1,081	$2,437

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.49%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The portfolio manager seeks opportunities across the growth/value spectrum, resulting in what is generally considered a diversified “core” portfolio.

The portfolio manager’s investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio manager seeks securities that meet the specific criteria of one of three investment categories: leaders (leading market share and above average profitability), laggards (companies undergoing a restructuring), and innovators (dedication to introducing new products or services).

The Fund may invest in real estate investment trusts (“REITs”), foreign securities (directly and through depositary receipts), below investment grade securities, and convertible bonds. To a limited extent, the Fund may invest in options on securities and securities indices for hedging purposes or to seek capital appreciation. For example, the portfolio manager may purchase call options on securities he believes possess appreciation potential. Conversely, the portfolio manager may sell covered call options on securities held in the portfolio.

To manage risk, the portfolio manager limits position sizes, diversifies across both market sectors and capitalization, and adheres to a strong sell discipline.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects a fund to credit risk of the counterparty instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes. See “Dividends, Distributions and Taxes.”

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Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/03	19.96%
Worst quarter:	12/08	(23.58)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/TAMRO Diversified Equity Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/30/00):
Return Before Taxes	36.37%	1.86%	3.60%
Return After Taxes on Distributions	36.33%	1.18%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	23.69%	1.64%	3.10%
Russell 1000 Index( a) (Reflects no deduction for taxes, expenses or fees.)	28.43%	0.79%	0.48%
Russell 3000 Index(a) (Reflects no deduction for taxes, expenses or fees.)	28.34%	0.76%	0.82%
(a)

Effective as of June 30, 2009, the Fund’s benchmark changed from the Russell 3000 Index to the Russell 1000 Index as the Russell 1000 Index has been determined to be a more appropriate broad-based index.

As of June 30, 2009, the Fund changed its name from Aston/TAMRO All Cap Fund to Aston/TAMRO Diversified Equity Fund. As of January 1, 2008, the Fund changed its name from Aston/TAMRO Large Cap Value Fund to Aston/TAMRO All Cap Fund. Performance prior to such times reflects the Fund’s former strategy and the performance may have differed if the current strategy was in place.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. TAMRO Capital Partners, LLC (“TAMRO”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Philip D. Tasho, Chief Executive Officer and Chief Investment Officer of TAMRO, and Mr. Tim Holland, Principal of TAMRO, serve as portfolio managers of the Fund. Mr. Tasho has served as portfolio manager of the Fund since November 2000. Mr. Holland has served as portfolio manager of the Fund since February 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/M.D. Sass Enhanced Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of a high level of current income and capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.70%		0.70%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.16%		1.16	%(a)
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	2.12%		1.87%
Fee Waiver and/or Expense Reimbursement	(0.71	)%(b)	(0.71	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41	%(b)	1.16	%(b)
(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$144	$595	$1,074	$2,396
Class I Shares	118	519	945	2,132

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.56%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in a diversified portfolio of large-cap and mid-cap equity securities traded in U.S. markets and by writing covered call options on a substantial portion of the Fund’s long equity portfolio. The portfolio managers focus on companies with regular quarterly dividends and with market capitalizations of $4 billion or more. The Fund places primary emphasis on the generation of income. Option premiums and dividend income are expected to constitute a significant portion of total return. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.

Equity Selection

The portfolio managers select equity securities using a bottom-up investment approach focusing on the fundamentals of each company. The portfolio managers emphasize a company’s current dividend yield, free cash flow and stability. The Fund may invest in equity securities of foreign issuers that are traded in U.S. markets.

Covered Call Strategy

On an ongoing and consistent basis, the portfolio managers intend to write (sell) covered call options on a substantial portion of the Fund’s long equity portfolio as a means of enhancing return. Call options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the

Prospectus  |    19

writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security.

In addition to writing covered call options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The portfolio managers currently intend to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

The portfolio managers actively manage risk and adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Covered Call Option Risk. Investments in covered calls involve certain risks. These risks include:

■

By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

■

A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, the fund will not be able to sell the underlying security until the option expires or is exercised.

■

The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the call options, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

■

Because the Fund will have no control over the exercise of the call options, it may be forced to realize the capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

If the Fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of call options. The Fund is not designed for investors seeking a tax efficient investment.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

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FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	18.93%
Worst quarter:	03/09	(7.13)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/M.D. Sass Enhanced Equity Fund(a)
	1 Year	Since Inception
Class N Shares (Inception 1/15/08):
Return Before Taxes	27.34%	(0.23)%
Return After Taxes on Distributions	26.84%	(2.05)%
Return After Taxes on Distributions and Sale of Fund Shares	17.77%	(1.32)%
50% Citigroup Broad Investment-Grade Bond Index/50% S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	15.87%	(2.82)%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	26.47%	(10.73)%
(a)	Class I shares commenced operations on March 1, 2010 and therefore, no returns are shown for Class I shares.

As of June 1, 2009, the Fund changed its name from Aston/MB Enhanced Equity Income Fund to Aston/M.D. Sass Enhanced Equity Fund and M.D. Sass Investors Services, Inc. became the subadviser. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. M.D. Sass Investors Services, Inc. (“M.D. Sass”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald L. Altman, portfolio manager of the enhanced equity strategy, serves as portfolio manager for the Fund. Mr. Altman has served as the Fund’s portfolio manager since January 2008.

Prospectus  |    21

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    22

Aston Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	1.21%	0.96%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$123	$384	$665	$1,466
Class I Shares	98	306	531	1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.00%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in equity securities of companies that its portfolio managers believe are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Fund may invest its assets in companies of any size, the portfolio managers generally focus on companies with large capitalizations. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of:

■	Earnings
■	Cash flow
■	Competitive position
■	Management ability

Quantitative analysis of these and other factors may also be considered.

The Fund may invest in real estate investment trusts (“REITs”), convertible securities, preferred stocks and foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers generally limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Prospectus  |    23

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. The Common share class and Investor share class of Aston Value Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	15.00%
Worst quarter:	12/08	(19.32)%

Prospectus  |    24

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston Value Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 1/04/93):
Return Before Taxes	19.43%	1.63%	1.62%	6.78%
Return After Taxes on Distributions	19.11%	0.52%	0.71%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	12.98%	1.41%	1.23%	5.23%
Class I Shares (Inception 9/20/05):
Return Before Taxes	19.75%	N/A	N/A	0.97%
Russell 1000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from December 31, 1992. Index return for Class I Shares’ inception, computed from September 30, 2005, is (1.59)%.)	19.69%	(0.25)%	2.47%	8.77%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. MFS Institutional Advisors Inc. (“MFS”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Nevin P. Chitkara, Investment Officer of MFS, Mr. Steven R. Gorham, Investment Officer of MFS, Mr. Brooks A. Taylor, Investment Officer of MFS, and Mr. Jonathan W. Sage, Investment Officer of MFS, serve as portfolio managers of the Fund. Mr. Chitkara has served as the Fund’s portfolio manager since May 2006. Mr. Gorham has served as the Fund’s portfolio manager since January 2002. Mr. Taylor and Mr. Sage have served as the Fund’s portfolio managers since March 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    25

Aston/River Road Dividend All Cap Value Fund

INVESTMENT OBJECTIVES

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	0.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$124	$387	$670	$1,477
Class I Shares	99	309	536	1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.34%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that the portfolio managers believe will exceed the Russell 3000 Value Index. The Fund invests primarily in dividend paying common and convertible preferred stocks and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), closed-end funds or other investment companies, publicly traded partnerships and royalty income trusts. Using systematic and dynamic internal research through multiple sources, the portfolio managers narrow the field of companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up approach that seeks to identify companies that they believe have certain characteristics including:

■	high, growing dividend yield
■	financial strength
■	priced at a discount to absolute value
■	attractive business model
■	shareholder-oriented management
■	undiscovered, underfollowed, misunderstood companies

To manage risk, the portfolio managers employ a structured sell discipline and a strategy of diversification across market sectors, capitalization size, sovereignty and security type.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Fund Risk. The risks of investment in other funds typically reflect the risk of the types of securities in which the funds invest. Shares of closed-end funds may trade at a premium or discount to their net asset value per share. In addition, when the Fund invests in other funds, shareholders of the Fund bear their proportionate share of the other fund’s fees and expenses as well as their share of the Fund’s fees and expenses.

Prospectus  |    26

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Publicly Traded Partnerships Risk. Investing in publicly traded partnerships (including master limited partnerships) involves risks not typically associated with publicly traded companies. Publicly traded partnerships are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. Publicly traded partnerships are also subject to capital markets risk, which is the risk that they are unable to raise capital to execute their growth strategies. Publicly traded partnerships are also subject to tax risk, which is the risk that they lose their partnership status for tax purposes.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Royalty Income Trusts Risk. Investing in royalty income trusts involve risks not typically associated with publicly traded companies. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. Royalty income trusts are also subject to capital markets risk, which is the risk that they are unable to raise capital to execute their growth strategies.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	12.76%
Worst quarter:	12/08	(19.54)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/River Road Dividend All Cap Value Fund
	1 Year	Since Inception
Class N Shares (Inception 6/28/05):
Return Before Taxes	21.33%	2.88%
Return After Taxes on Distributions	20.89%	1.99%
Return After Taxes on Distributions and Sale of Fund Shares	14.32%	2.30%
Class I Shares (Inception 6/28/07):
Return Before Taxes	21.50%	(7.72)%
Russell 3000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N shares is computed from June 30, 2005. Index return for Class I Shares’ inception, computed from June 30, 2007, is (12.66)%.)	19.76%	(0.64)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. James C. Shircliff, CEO and Chief Investment Officer of River Road, Mr. Henry W. Sanders, Executive Vice President of River Road, and Mr. Thomas S. Forsha, Vice President of River Road, serve as the Fund’s portfolio managers. Mr. Shircliff and Mr. Sanders have served as the Fund’s portfolio managers since June 2005. Mr. Forsha has served as the Fund’s portfolio manager since June 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    28

Aston/Montag & Caldwell Mid Cap Growth Fund

INVESTMENT OBJECTIVES

The Fund seeks to provide long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	3.92%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	5.03%
Fee Waiver and/or Expense Reimbursement	(3.62	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.41	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$144	$1,185	$2,227	$4,827

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.37%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-cap companies. The subadviser defines a mid-cap company as one having a market capitalization, at the time of acquisition, of between $2.5 billion and $10 billion at the time of acquisition.

The portfolio managers use a bottom-up approach to stock selection and seek high quality, well-established mid-cap companies that:

■	offer a compelling combination of earnings growth and attractive value
■	sell at a discount to intrinsic value
■	exhibit above-median near-term relative earnings strength
■	are leading franchises and have proven management teams, strong finances and attractive long-term secular growth characteristics

The Fund may invest in convertible securities and foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    29

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

FUND PERFORMANCE

The bar chart shows how the performance of the Fund has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	09/09	15.63%
Worst quarter:	12/08	(31.59)%

Prospectus  |    30

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Montag & Caldwell Mid Cap Growth Fund
	1 Year	Since Inception
Class N Shares (Inception 11/02/07):
Return Before Taxes	37.71%	(13.01)%
Return After Taxes on Distributions	37.67%	(13.03)%
Return After Taxes on Distributions and Sale of Fund Shares	24.57%	(10.92)%
Russell Midcap Growth Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from October 31, 2007.)	46.29%	(10.79)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. M. Scott Thompson, Vice President and Security Analyst of Montag & Caldwell, and Mr. Andrew W. Jung, Vice President and Security Analyst of Montag & Caldwell, serve as portfolio managers to the Fund. Mr. Thompson and Mr. Jung have served as the Fund’s portfolio managers since November 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    31

Aston/Optimum Mid Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.74%	0.74%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	0.96%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$123	$384	$665	$1,466
Class I Shares	98	306	531	1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.72%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The subadviser defines a mid-cap company as one having a market capitalization of between $1 and $12 billion at the time of acquisition. The portfolio manager selects approximately 40 stocks based on bottom-up fundamental analysis.

Important investment criteria include:

■	market share growth
■	attractive valuation
■	low relative leverage
■	focused business franchise
■	experienced management
■	strong or improving financials

The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.

The Fund may invest in small-cap stocks, convertible securities, and foreign securities (directly and through depositary receipts).

To manage risk, the portfolio manager employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    32

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

Prospectus  |    33

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/03	30.10%
Worst quarter:	12/08	(29.83)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Optimum Mid Cap Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 9/19/94):
Return Before Taxes	66.18%	5.61%	10.36%	12.22%
Return After Taxes on Distributions	66.13%	4.97%	9.47%	10.87%
Return After Taxes on Distributions and Sale of Fund Shares	43.08%	4.78%	8.89%	10.35%
Class I Shares (Inception 7/06/04):
Return Before Taxes	66.64%	5.88%	N/A	6.63%
S&P MidCap 400 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from September 30, 1994. Index return for Class I Shares’ inception, computed from June 30, 2004, is 4.73%.)	37.38%	3.27%	6.36%	11.26%

Optimum Investment Advisors, LLC became the subadviser in October 2003. Performance prior to that date reflects the performance of a previous subadviser. However, Ms. Zerhusen has served as a portfolio manager since 1999.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Optimum Investment Advisors, LLC serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Ms. Thyra E. Zerhusen, Ms. Marie L. Lorden, and Ms. Mary L. Pierson serve as portfolio managers of the Fund. Ms. Zerhusen has served as the Fund’s portfolio manager since May 1999. Ms. Lorden and Ms. Pierson have served as the Fund’s co-portfolio managers since March 2009.

Prospectus  |    34

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    35

Aston/Cardinal Mid Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	10.03%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	11.20%
Fee Waiver and/or Expense Reimbursement	(9.78	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$145	$2,323	$4,240	$8,084

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.55%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of mid-cap companies. The subadviser defines a mid-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and the capitalization of mid-cap companies in which the Fund will invest will also change. As of December 31, 2009, the market capitalization range of the Russell Midcap Value Index was from approximately $261 million to $13.7 billion.

The portfolio managers use a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that are out of favor or undervalued relative to their peers. The portfolio managers emphasize companies with the ability to generate free cash flow and to redeploy such cash to enhance value. The portfolio managers also look for the following characteristics:

■	Stable and predictable business model
■	Motivated and competent management
■	Unduly depressed valuation
■	Catalyst for positive market reevaluation

The Fund may invest in foreign securities (through depositary receipts).

To manage risk, the portfolio managers adhere to a strong buy, hold and sell discipline.

Prospectus  |    36

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Fund has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	09/09	14.33%
Worst quarter:	12/08	(23.86)%

Prospectus  |    37

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Cardinal Mid Cap Value Fund
	1 Year	Since Inception
Class N Shares (Inception 11/2/07):
Return Before Taxes	29.72%	(10.31)%
Return After Taxes on Distributions	29.65%	(10.40)%
Return After Taxes on Distributions and Sale of Fund Shares	19.42%	(8.69)%
Russell Midcap Value Index (Reflects no deduction for taxes, expenses or fees. Index data computed from October 31, 2007.)	34.21%	(11.16)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Cardinal Capital Management, L.L.C. (“Cardinal”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Ms. Amy K. Minella, Managing Partner and Analyst of Cardinal, Mr. Eugene Fox, III, Partner and Analyst of Cardinal, and Mr. Robert B. Kirkpatrick, Partner and Analyst of Cardinal, have served as portfolio managers of the Fund since November 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    38

Aston/Veredus Aggressive Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Aston/Veredus Aggressive Growth Fund
	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.57%		0.57%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	1.83%		1.58%
Fee Waiver and/or Expense Reimbursement	(0.33	)%(a)	(0.33	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50	%(a)	1.25	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$153	$544	$960	$2,121
Class I Shares	127	467	829	1,850

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 264.98%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The subadviser defines a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:

■	expanding unit volume growth
■	expanding profit margin potential
■	high or improving cash flow return on investment
■	large markets with high barriers to entry

The Fund may also invest in equity securities of mid-cap companies. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 to $9 billion at the time of acquisition.

The Fund may invest in exchange-traded funds (“ETFs”) and foreign securities (directly and through depositary receipts).

To help manage risk, the portfolio managers adhere to a strong sell discipline. The Fund’s investment strategies may result in high portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    39

ETF Risk. ETFs seek to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. Shares of an ETF may trade at a premium or discount to their net asset value per share. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Prospectus  |    40

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	30.94%
Worst quarter:	12/08	(26.00)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Veredus Aggressive Growth Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 6/30/98):
Return Before Taxes	41.31%	(2.87)%	(0.45)%	6.76%
Return After Taxes on Distributions	41.31%	(4.39)%	(1.76)%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares	26.85%	(2.65)%	(0.80)%	5.29%
Class I Shares (Inception 10/05/01):
Return Before Taxes	41.68%	(2.62)%	N/A	(0.89)%
Russell 2000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares’ inception, computed from September 30, 2001, is 5.54%.)	34.47%	0.87%	(1.37)%	1.57%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Todd-Veredus Asset Management LLC (“Todd-Veredus”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. B. Anthony Weber, Co-President and Chief Investment Officer of Todd-Veredus, Mr. Charles F. Mercer, Jr., Executive Vice President of Todd-Veredus, and Mr. Michael E. Johnson, Vice President of Todd-Veredus, serve as portfolio managers of the Fund. Mr. Weber has served as the Fund’s portfolio manager since June 1998. Mr. Mercer and Mr. Johnson have served as the Fund’s portfolio managers since January 2009.

Prospectus  |    41

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    42

Aston/Fasciano Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	13.92	%(a)
Total Annual Fund Operating Expenses	15.17%
Fee Waiver and/or Expense Reimbursement	(13.77	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40	%(b)
(a)	Other expenses are estimated for the current fiscal year based on an estimated asset size of $1 million.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class N Shares	$143	$2,974

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover information is not provided because the Fund commenced operations on December 21, 2009.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap companies. The subadviser defines a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The Fund seeks to invest in small-cap companies that trade at substantial discounts to their intrinsic values, resulting in what is generally considered a small-cap value portfolio. The intrinsic value of a company is the price the portfolio manager estimates a rational buyer would pay for the entire company. A small-cap company may trade at a substantial discount to its intrinsic value because it is temporarily out of favor or the company’s earnings prospects are not widely recognized.

The Fund invests primarily in a diversified portfolio of small-cap stocks. The portfolio manager selects stocks for the portfolio using a bottom-up investment process that focuses on company fundamentals. The portfolio manager considers a company’s ability to use capital efficiently, generate free cash flow, and grow long-term earnings per share, as well as other company fundamentals in estimating intrinsic value. The portfolio manager uses his estimate of intrinsic value to establish buy/sell price targets and a time horizon for owning a company’s stock.

The Fund may invest in convertible securities, foreign stocks (directly and through depositary receipts), real estate investment trusts (“REITs”) and securities outside the small-cap range.

The portfolio manager seeks to manage risk by employing a strategy of disciplined stock selection, diversification and a strict sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    43

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk: The performance of the Fund is dependent upon the adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk: The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

REIT Risk: Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly during market down turns.

Value Style Risk: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund’s semi-annual report dated April 30, 2010.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Fasciano Associates, LLC (“Fasciano”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Michael Fasciano, President of Fasciano, has served as portfolio manager of the Fund since December 2009.

Prospectus  |    44

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    45

Aston/TAMRO Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	1.13%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$140	$437	$755	$1,657
Class I Shares	115	359	622	1,375

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.92%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies. The subadviser considers companies with market capitalizations of up to $2.75 billion, at the time of acquisition, to be small-cap companies. The portfolio manager seeks opportunities across the growth/value spectrum, resulting in what is generally considered a “core” portfolio.

The portfolio manager’s investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio manager seeks securities that meet the specific criteria of one of three investment categories:

■	Leaders (leading market share and above average profitability)
■	Laggards (companies undergoing a restructuring)
■	Innovators (dedication to introducing new products or services)

The Fund may invest in real estate investment trusts (“REITs”), foreign securities (directly and through depositary receipts), convertible bonds, securities outside the small-cap range and cash-equivalent securities.

To manage risk, the portfolio manager limits position sizes, diversifies across market sectors and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Prospectus  |    46

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

Prospectus  |    47

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/03	25.28%
Worst quarter:	12/08	(25.91)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/TAMRO Small Cap Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/30/00):
Return Before Taxes	32.32%	3.01%	9.31%
Return After Taxes on Distributions	32.32%	2.68%	8.55%
Return After Taxes on Distributions and Sale of Fund Shares	21.01%	2.61%	7.99%
Class I Shares (Inception 1/04/05):
Return Before Taxes	32.65%	N/A	3.95%
Russell 2000 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares’ inception, computed from December 31, 2004, is 0.51%.)	27.17%	0.51%	5.18%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. TAMRO Capital Partners, LLC (“TAMRO”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Philip D. Tasho, Chief Executive Officer and Chief Investment Officer of TAMRO, and Mr. Tim Holland, Principal of TAMRO, serve as portfolio managers of the Fund. Mr. Tasho has served as portfolio manager of the Fund since November 2000. Mr. Holland has served as portfolio manager of the Fund since February 2010.

Prospectus  |    48

PURCHASE AND SALE OF FUND SHARES*

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50
*	The Fund is currently accepting additional investments from existing investors only. The Fund will remain closed to new investors until further notice, with certain limited exceptions as listed in the Shareholder Information section of the statutory prospectus.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    49

Aston/River Road Select Value Fund

(Formerly Aston/River Road Small-Mid Cap Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.26%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$154	$477	$824	$1,802
Class I Shares	128	400	692	1,523

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.09%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies with market capitalizations of less than $6 billion at the time of acquisition that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $6 billion, real estate investment trusts (“REITs”), convertible securities and foreign securities (directly and through depositary receipts).

Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up fundamental approach that seeks to identify certain characteristics including:

■	priced at a discount to absolute value
■	attractive business model
■	shareholder-oriented management
■	financial strength
■	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and

Prospectus  |    50

markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	12.76%
Worst quarter:	12/08	(22.40)%

Prospectus  |    51

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/River Road Select Value Fund
	1 Year	Since Inception
Class N Shares (Inception 3/29/07):
Return Before Taxes	19.65%	(7.29)%
Return After Taxes on Distributions	19.65%	(7.30)%
Return After Taxes on Distributions and Sale of Fund Shares	12.77%	(6.14)%
Class I Shares (Inception 6/28/07):
Return Before Taxes	19.86%	(9.61)%
Russell 2500 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares are computed from March 31, 2007. Index return for Class I Shares’ inception, computed from June 30, 2007, is (10.44)%.)	27.68%	(8.59	)%(a)
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares are computed from March 31, 2007. Index return for Class I Shares’ inception, computed from June 30, 2007, is (11.11)%.)	20.58%	(9.41	)%(a)

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. James C. Shircliff, CEO and Chief Investment Officer of River Road, Mr. R. Andrew Beck, President of River Road, and Mr. Henry W. Sanders, Executive Vice President of River Road, have served as portfolio managers of the Fund since March 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    52

Aston/River Road Small Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.42%	1.17%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$145	$449	$776	$1,702
Class I Shares	119	372	644	1,420

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.83%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund considers companies with market capitalizations below $3 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, real estate investment trusts (“REITs”), convertible securities and foreign securities (directly and through depositary receipts). The subadviser considers companies with market capitalizations between $3 billion and $6 billion at the time of acquisition to be mid-cap companies. Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers employ a value-driven, bottom-up fundamental approach that seeks to identify certain characteristics including:

■	priced at a discount to absolute value
■	attractive business model
■	shareholder-oriented management
■	financial strength
■	undiscovered, underfollowed or misunderstood companies

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and

Prospectus  |    53

markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	16.81%
Worst quarter:	12/08	(22.89)%

Prospectus  |    54

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/River Road Small Cap Value Fund
	1 Year	Since Inception
Class N Shares (Inception 06/28/05):
Return Before Taxes	21.10%	2.83%
Return After Taxes on Distributions	21.08%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	13.74%	2.32%
Class I Shares (Inception 11/30/06):
Return Before Taxes	21.34%	(6.51)%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from June 30, 2005. Index return for Class I Shares’ inception, computed from November 30, 2006, is (7.74)%.)	20.58%	(0.20)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. James C. Shircliff, CEO and Chief Investment Officer of River Road, Mr. R. Andrew Beck, President of River Road, and Mr. Henry W. Sanders, Executive Vice President of River Road, have served as the Fund’s portfolio managers since June 2005.

PURCHASE AND SALE OF FUND SHARES*

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50
*	The Fund is currently accepting additional investments from existing investors only. The Fund will remain closed to new investors until further notice, with certain limited exceptions as listed in the Shareholder Information section of the statutory prospectus.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    55

Aston/Neptune International Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee on Shares Held Less Than 90 Days (as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.39%		1.39%
Acquired Fund Fees and Expenses	0.03%		0.03%
Total Annual Fund Operating Expenses	2.67%		2.42%
Fee Waiver and/or Expense Reimbursement	(1.37	)%(a)	(1.37	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30	%(a)	1.05	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$132	$699	$1,293	$2,902
Class I Shares	107	623	1,166	2,652

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.65%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of non-U.S. companies located throughout the world, including emerging markets. The Fund emphasizes securities of issuers in Europe, Australasia, and Far East (“EAFE”) countries, but may invest in securities of issuers in any country, including the Russian Federation.

The portfolio manager employs a disciplined team-based investment process that combines a top-down industry sector analysis and bottom-up stock selection. The Fund invests primarily in common stocks, but may invest to a lesser degree in convertible securities, preferred stocks and other equity securities.

The investment process is based on a global sector view. The portfolio manager uses top-down analysis to evaluate key global sectors with an emphasis on macroeconomics and growth prospects for different industries. Allocation among countries or geographic areas is a residual of the investment process. As a result of this process, the Fund may invest a material amount of its assets in a single country and/or geographical area. Under normal circumstances, the Fund will invest in at least five countries outside of the U.S.

Prospectus  |    56

Within the targeted sectors, individual stocks are selected based on bottom-up fundamental analysis. The portfolio manager emphasizes stocks with above-average sustainable growth rates (i.e., growth stocks). The portfolio manager seeks to identify companies with one or more of the following characteristics:

■	strong competitive position
■	market leader in industry with strong growth prospects
■	potential for future growth

The market capitalization of companies held by the Fund will be a residual of the investment process. Although the Fund may invest in companies across all market capitalizations, the investment process is biased towards mid- to large-cap stocks. A mid-cap company can be defined as one having a market capitalization between $1.5 billion and $5 billion at the time of acquisition. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Emerging Market Risk. In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:

■	economic structures that are less diverse and mature than developed countries
■	less stable political systems and less developed legal systems
■	national policies that may restrict foreign investment
■	wide fluctuations in the value of investments
■	smaller securities markets making investments less liquid
■	special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Prospectus  |    57

FUND PERFORMANCE

The bar chart shows how the performance of the Class I shares of the Fund has varied from year-to-year over the periods shown. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class I Shares

Calendar Year Total Return

Best quarter:	6/09	22.50%
Worst quarter:	9/08	(30.22)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Neptune International Fund
	1 Year	Since Inception
Class I Shares (Inception 8/06/07):
Return Before Taxes	40.16%	(9.99)%
Return After Taxes on Distributions	39.01%	(10.48)%
Return After Taxes on Distributions and Sale of Fund Shares	27.63%	(8.45)%
Class N Shares (Inception 6/17/08):
Return Before Taxes	40.07%	(21.70)%
MSCI EAFE and Emerging Markets Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares is computed from July 31, 2007. Index return for Class N Shares’ inception, computed from June 30, 2008, is (9.47)%.)	40.44%	(9.05)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares. After-tax returns for Class N shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Neptune Investment Management Limited (“Neptune”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Robin Geffen, Managing Director and Chief Investment Officer of Neptune, has served as portfolio manager of the Fund since August 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

Prospectus  |    58

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    59

Aston/Barings International Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

FEES AND EXPENSES

The table below describes the fee and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee on Shares Held Less Than 90 Days (as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.01	%(a)	1.01%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	2.28%		2.03%
Fee Waiver and/or Expense Reimbursement	(0.76	)%(b)	(0.76	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.52	%(b)	1.27	%(b)
(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$155	$639	$1,151	$2,557
Class I Shares	129	563	1,023	2,298

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.51%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stock and other equity securities of non-U.S. companies.

The portfolio managers employ a growth at a reasonable price (“GARP”) strategy. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The investment process combines bottom-up and top-down analysis. Bottom-up analysis is based on global company research that seeks to identify positive catalysts for outperformance or earnings surprise based on both growth and value factors. Top-down analysis seeks to assess the relative attractiveness of countries and sectors.

The Fund may invest in companies of all sizes, and market capitalization is a residual of the investment process. The Fund’s investment strategies may result in high portfolio turnover. The Fund invests primarily in companies in Europe, Australasia and the Far East (“EAFE”) and emerging markets. Under normal conditions, the Fund will invest in issuers from at least five countries excluding the U.S.

Prospectus  |    60

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Risk. In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:

■	economic structures that are less diverse and mature than developed countries
■	less stable political systems and less developed legal systems
■	national policies that may restrict foreign investment
■	wide fluctuations in the value of investments
■	smaller securities markets making investments less liquid
■	special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by a fund for one year or less minus any net capital losses on securities held or treated as held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class I shares of the Fund has varied from year-to-year over the periods shown. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class I Shares

Calendar Year Total Return

Best quarter:	06/09	20.89%
Worst quarter:	09/08	(22.66)%

The following table indicates how the Fund’s average annual returns of Class I shares for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Barings International Fund(a)
	1 Year	Since Inception (11/2/07)
Class I Shares (Inception 11/2/07):
Return Before Taxes	28.82%	(16.05)%
Return After Taxes on Distributions	28.76%	(16.07)%
Return After Taxes on Distributions and Sale of Fund Shares	18.81%	(13.42)%
MSCI EAFE Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from October 31, 2007.)	31.78%	(14.88)%
(a)	Class N shares commenced operations on March 1, 2010 and therefore no returns are shown for Class N shares.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Barings International Investment Limited (“Barings”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. David Bertocchi, Divisional Director of Barings, has served as portfolio manager to the Fund since April 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

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TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston Dynamic Allocation Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.64%
Acquired Fund Fees and Expenses	0.30%
Total Annual Fund Operating Expenses	1.99%
Fee Waiver and/or Expense Reimbursement	(0.39	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.60	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$163	$587	$1,037	$2,285

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 365.93%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in exchange-traded funds (“ETFs”) that represent a variety of asset classes and investment styles. Under normal circumstances, the Fund invests at least 80% of its assets in shares of ETFs. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: a wide range of market capitalizations, equity, international, commodities, real estate, fixed income, derivatives and currency. The Fund may also invest in leveraged or inverse ETFs. As new ETF products become available, the asset classes available to the Fund will expand.

The portfolio managers use quantitative and qualitative fundamental analysis to select securities from the available universe of ETFs traded on U.S. markets. The portfolio is constructed by applying a proprietary mathematical investment process to select a portfolio of ETFs in a more efficient combination than the Fund’s composite market benchmark. The goal of the proprietary mathematical process is to create an optimal portfolio that is designed to produce returns in excess of its market benchmark with an equal or lesser amount of risk. The Fund’s investment strategies may result in high portfolio turnover.

Because the Fund places primary emphasis on capital appreciation, the Fund expects to allocate a significant portion of its assets to underlying funds that emphasize stocks and to allocate a lesser proportion of its assets to underlying funds that emphasize bonds. Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events. The Fund may invest without limit in cash, cash equivalents and money market instruments when favorable investment opportunities are not available.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Aggressive ETF Investment Technique Risk. Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity ETF Risk. Investing in ETFs that invest long or short in the commodities market and investing in commodity linked instruments, such as exchange traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

Credit ETF Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying ETFs use derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying ETFs invest in asset-backed securities, mortgage-backed securities and CMOs, the ETF is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

Equity ETF Risk.

■

Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

■

Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

■

Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

■

Emerging Market Risk. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Fixed Income ETF Risk. Investing in ETFs that own fixed income securities subject the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fund-of-Funds Structure Risk. Your cost of investing in a fund that invests in ETFs will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Shareholders of the Fund bear their proportionate share of an ETF’s fees and expenses as well as their share of the Fund’s fees and expenses. Also, the Fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations. The risks of investing in ETFs typically reflect the risks of the types of securities in which the ETFs invest.

Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Similar to the risks presented by short sales of securities, inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.

Leveraged ETFs. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

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Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Real Estate ETF Risk. ETFs investing in securities of real estate investment trusts (“REITs”) may be affected by changes in the value of the REIT’s underlying properties and by defaults by borrowers or tenants. ETFs may invest in REITs with limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self liquidations. The return of a REIT ETF may be adversely affected when interest rates are high or rising. REIT ETFs may be taxed as ordinary income or for federal income purposes.

Sector Concentration Risk. Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. ETFs that invest in a limited number of industries within a sector may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Tracking Risk. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track their applicable indices.

Trading Discount Risk. The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.

FUND PERFORMANCE

The bar chart shows the performance of the Fund for the period shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	09/09	9.12%
Worst quarter:	03/09	(1.00)%

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The table below indicates how the Fund’s average annual return for the calendar period compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston Dynamic Allocation Fund
	1 Year	Since Inception
Class N Shares (Inception 1/10/08):
Return Before Taxes	20.14%	(1.05)%
Return After Taxes on Distributions	17.35%	(2.51)%
Return After Taxes on Distributions and Sale of Fund Shares	13.15%	(1.70)%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees.)	5.93%	5.58	%(a)
MSCI World Ex-US Index (Reflects no deduction for taxes, expenses or fees.)	33.67%	(13.14)	%(a)
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	28.34%	(10.30)%
35% Russell 3000 Index / 35% MSCI World Ex-US Index / 30% Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	14.08%	(9.81)%
After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Smart Portfolios, LLC (“Smart”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Bryce James, President and Chief Compliance Officer of Smart, Mr. Shawn Bird, Chief Technology Officer of Smart, and Mr. John Rosenthal, Senior Portfolio Manager of Smart, have served as the portfolio managers to the Fund since January 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/New Century Absolute Return ETF Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide positive total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	1.00	%(a)
Distribution (12b-1) Fees	0.25%
Other Expenses	0.98%
Acquired Fund Fees and Expenses	0.41%
Total Annual Fund Operating Expenses	2.64%
Fee Waiver and/or Expense Reimbursement	(0.73	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.91	%(b)
(a)

The subadvisory agreement provides that for each full calendar year of operations, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15% for the next succeeding calendar year. Based on these terms, no waiver is in effect for the 2010 calendar year. The adviser may not terminate this agreement before its current term ending December 31, 2010.

(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$194	$751	$1,335	$2,920

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 325.31%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of exchange traded funds (“ETFs”). An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: a wide range of market capitalizations, equity, international, commodities, real estate, fixed income, derivatives and currency. ETFs may also offer leveraged or inverse (or short) exposure to a particular asset class. As new ETF products become available, the asset classes available to the Fund will expand.

The Fund pursues its investment objective by seeking to identify ETFs with a high probability of producing positive returns over an extended period of time within certain risk constraints. The portfolio manager uses a quantitative investment process to select securities and construct the portfolio. The portfolio manager first determines the eligible universe of securities for investment. To be eligible for inclusion in the portfolio, shares of ETFs must be traded on a U.S. exchange. The portfolio manager also considers correlation with other ETFs in the universe. The portfolio manager then determines the securities in the universe that are candidates for the portfolio, based on minimum liquidity and trading requirements. The candidates are analyzed daily for buy and sell signals. The strategy seeks to identify patterns of price behavior and trading volume, which the subadviser believes are indicative of stock price.

The portfolio manager determines whether or not to implement a buy signal based on the availability of cash for investment, trading costs and other factors. Full positions may be implemented gradually and may take up to three buy signals to complete. The Fund’s investment strategies may result in high portfolio turnover.

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Although the Fund normally expects to hold ETFs representing a range of asset classes and investment styles, allocations among asset classes and styles are a residual of the investment process. In some circumstances, the Fund may hold ETFs representing a limited number of asset classes or investment styles. Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events.

To manage risk, the portfolio manager adheres to a strong sell discipline. With each sell signal, the portfolio manager will sell a portion of a position, generally with the entire position liquidated by the third sell signal. The portfolio manager may seek to hedge its exposure to certain asset classes by investing in ETFs that seek inverse (or short) exposure to that asset class.

The Fund may write (sell) exchange-listed covered call options on long ETF positions held in the Fund’s portfolio as a means of seeking to enhance return. Call options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security. The Fund expects to use covered call options in declining markets as a means of seeking to enhance return.

In addition to writing covered call options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The portfolio manager currently intends to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

During periods in which sufficient opportunities are not identified to fully invest the portfolio, residual assets will be held in cash or cash equivalents.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Aggressive ETF Investment Technique Risk. Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity ETF Risk. Investing in ETFs that invest long or short in the commodities market and investing in commodity linked instruments, such as exchange traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

Covered Call Option Risk. Investments in covered calls involve certain risks. These risks include:

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By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

■

A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, the fund will not be able to sell the underlying security until the option expires or is exercised.

■

The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the call options, the fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

■

Because the Fund will have no control over the exercise of the call options, it may be forced to realize the capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

If the Fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund is not designed for investors seeking a tax efficient investment.

Credit ETF Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying ETFs use derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying ETFs invest in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, the ETF is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

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Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty to the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Equity ETF Risk.

■

Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

■

Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

■

Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

■

Emerging Market Risk. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Fixed Income ETF Risk. Investing in ETFs that own fixed income securities subject the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fund-of-Funds Structure Risk. Your cost of investing in a fund that invests in ETFs will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Shareholders of the Fund bear their proportionate share of an ETF’s fees and expenses as well as their share of the Fund’s fees and expenses. Also, the fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations. The risks of investing in ETFs typically reflect the risks of the types of securities in which the ETFs invest.

Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Similar to the risks presented by short sales of securities, inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.

Leveraged ETFs. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Real Estate ETF Risk. ETFs investing in securities of real estate investment trusts (“REITs”) may be affected by changes in the value of the REIT’s underlying properties and by defaults by borrowers or tenants. ETFs may invest in REITs with limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend

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generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self liquidations. The return of a REIT ETF may be adversely affected when interest rates are high or rising. REIT ETFs may be taxed as ordinary income or for federal income purposes.

Sector Concentration Risk. Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. ETFs that may invest in a limited number of industries within a sector may be subject to a greater level of market risk and its performance may be more volatile than the Fund that does not concentrate its investments in a specific sector.

Tracking Risk. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track their applicable indices.

Trading Discount Risk. The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.

FUND PERFORMANCE

The bar chart shows the performance of the Fund for the period shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/09	13.12%
Worst quarter:	03/09	(10.84)%

The table below indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/New Century Absolute Return ETF Fund
	1 Year	Since Inception
Class N Shares (Inception 3/04/08):
Return Before Taxes	17.43%	(2.08)%
Return After Taxes on Distributions	17.29%	(2.28)%
Return After Taxes on Distributions and Sale of Fund Shares	11.51%	(1.84)%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from February 29, 2008.)	28.34%	(6.51)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. New Century Capital Management, LLC (“New Century”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Jim R. Porter, Chief Executive Officer of New Century, has served as portfolio manager of the Fund since March 2008.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Account Type	Minimum Initial Investment	Subsequent Investments
Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/Lake Partners LASSO Alternatives Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return with reduced correlation to the conventional stock and bond markets.

FEES AND EXPENSES

The table below describes the fee and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	17.16	%(a)	17.16%
Acquired Fund Fees and Expenses	1.53%		1.53%
Total Annual Fund Operating Expenses	19.94%		19.69%
Fee Waiver and/or Expense Reimbursement	(16.81	)%(b)	(16.81	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.13	%(b)	2.88	%(b)
(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rate shown in the table to the extent that ordinary operating expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$316	$3,794	$6,311	$9,964
Class I Shares	291	3,743	6,256	9,938

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.93%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is structured as a fund-of-funds. Under normal circumstances, the Fund pursues its objective by investing primarily in a managed portfolio of other open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that use alternative or hedging strategies (“Hedged Mutual Funds”). The Fund may also invest in closed-end funds, exchange-traded funds and exchange-traded notes, which provide exposure to hedging or alternative investment strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets in Hedged Mutual Funds and other investments with exposure to hedging or alternative investment strategies. The Fund’s strategy is implemented by the subadviser using its proprietary LASSO®, Long and Short Strategic Opportunities®, strategy. The LASSO strategy is intended to produce long-term total returns with lower volatility and/or reduced correlations compared to conventional equity and fixed income asset classes across a variety of market climates.

Hedging strategies used by underlying funds include the use of short selling, options, futures, derivatives or similar instruments to mitigate risk. Alternative investment strategies include long/short, market neutral and arbitrage strategies; commodities or commodity-linked investments; leverage; derivatives; illiquid, private placement or distressed securities; and other investments and investment techniques that are expected to have reduced correlation with major market indices. The Fund generally seeks to maintain net equity exposure ranging between twenty percent to fifty percent of net assets.

The subadviser employs a “top down” and “bottom up” approach to underlying fund selection. Top down measures include an assessment of economic trends and market opportunities and an evaluation of strategy dynamics and risks. The bottom up portion of the investment process involves both qualitative and quantitative measures. In selecting underlying funds the subadviser looks at certain criteria, including consistency of performance, on both an absolute and

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relative basis, changes in volatility and correlations over time, investment style of the underlying fund including the investment process and portfolio characteristics, character of the underlying fund manager and transparency with investors and sound organizational structure. To manage risk, the subadviser monitors volatility and net equity exposure, maintains a diversified portfolio, utilizes a dynamic and flexible allocation process across changing investment environments and applies judgment to a strong sell discipline. The Fund’s investment strategies may result in high portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund. The risks discussed below for the underlying funds expose the Fund to the same risks.

Aggressive Investment Technique Risk. Investing in underlying funds that use investment techniques and financial instruments that may be considered aggressive—including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments—may expose an underlying fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity Risk. Investing in underlying funds that invest long or short in the commodities market and investing in commodities linked instruments, such as exchange traded notes, may subject an underlying fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. Underlying funds may buy certain commodities (such as gold) or may invest in commodity linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in underlying funds that invest in the commodities market and its ability to invest in commodities linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying funds use derivatives instruments to seek credit exposure to underlying issuers, an underlying fund is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying funds invest in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, an underlying fund is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

Currency Risk. The value of the securities held by an underlying fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that an underlying fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the underlying fund to the effects of leverage, which could increase the underlying fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the underlying fund. The use of derivatives by an underlying fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subject the Fund to credit risk of the counterparty of the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the underlying fund. The use of derivatives can magnify gains or losses.

Exchange Traded and Closed-End Fund Risk. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the underlying funds invest. Investments in exchange-traded funds (“ETFs”) and closed-end funds are subject to the additional risk that shares of the underlying fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

Exchange Traded Note Risk. The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Risk. Investing in underlying funds that invest long or short in fixed income securities subjects the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Securities Risk. Investing in underlying funds that invest long or short in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, foreign tax risks, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions as well as settlement and custody risks.

Fund-of-Funds Structure Risk. Your cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds. In addition, costs may be higher than mutual funds that invest directly in stocks and bonds. Furthermore, the Fund may be prevented from fully allocating assets to an underlying fund due to regulatory limitations which may impact a fund-of-funds.

Leveraged ETFs. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an underlying fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the underlying fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain classes of securities, including, in particular, certain types of asset-backed, mortgage-backed and real estate-related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular underlying fund’s share price. An underlying fund may decline in value even when the value of stocks or bonds in general are rising. Overall financial market risks affect the value of the underlying funds and thus the share price of the Fund. Factors such as domestic, economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversified Risk. An underlying fund that is non-diversified may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk. Frequent trading of securities by the Fund or underlying funds may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. Higher portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net-short-term capital gains of the Fund (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Short Sales Risk. The underlying funds may sell securities short. Short sales involve the risk that an underlying fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the lender of the security. Because a loss incurred by an underlying fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If underlying funds take both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, an underlying fund’s potential losses could exceed those of mutual funds that hold only long positions.

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information was included in the Fund’s annual report dated October 31, 2009.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Lake Partners, Inc. (“Lake Partners”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Frederick C. Lake, Co-Chairman and Treasurer of Lake Partners, and Mr. Ronald A. Lake, Co-Chairman and President of Lake Partners, have served as co-portfolio managers of the Fund since April 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$100,000	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/Fortis Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee on Shares Held Less Than 90 Days (as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.69%		0.69%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	1.95%		1.70%
Fee Waiver and/or Expense Reimbursement	(0.57	)%(a)	(0.57	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38	%(a)	1.13	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$140	$557	$999	$2,229
Class I Shares	115	480	869	1,961

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139.76%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest the Fund’s assets in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach emphasizing growth and/or GARP style investing. The Fund is classified as non-diversified.

Top-down approach involves:

■	analyzing demographic and economic trends
■	reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:

■	revenues primarily derived from real estate related activities
■	a significant portion of revenues from rental income

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■	management stake in performance
■	a strong balance sheet and/or consistent earnings
■	internal growth prospects
■	potential growth from acquisition or development
■	free cash flow

The Fund may invest in GARP style and foreign securities (directly and through depositary receipts).

Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events. To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline. The Fund’s investment strategies may result in high portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk. Growth at a reasonable price (“GARP”) investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes.

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Sector Concentration Risk. The Fund may entail greater risks than investing in funds diversified across sectors. Because the Fund may invest in a limited number of industries within a sector, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. The Common share class and Investor share class of Aston/Fortis Real Estate Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	31.09%
Worst quarter:	12/08	(39.07)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Fortis Real Estate Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/30/97):
Return Before Taxes	28.91%	(1.39)%	9.37%	6.23%
Return After Taxes on Distributions	28.19%	(4.00)%	7.01%	4.01%
Return After Taxes on Distributions and Sale of Fund Shares	18.82%	(1.08)%	7.82%	4.84%
Class I Shares (Inception 9/20/05):
Return Before Taxes	29.22%	N/A	N/A	(3.59)%
MSCI US REIT Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from December 31, 1997. Index return for Class I Shares’ inception, computed from September 30, 2005, is (2.00)%.)	28.61%	0.23%	10.42%	6.54%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Fortis Investment Management USA, Inc. (“FIM-USA”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Joseph Pavnica and Mr. James Hardman, Investment Analyst of FIM-USA, serve as co-portfolio managers of the Fund. Mr. Pavnica has served as the Fund’s portfolio manager since October 2005. Mr. Hardman has served as the Fund’s portfolio manager since January 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/Montag & Caldwell Balanced Fund—Class N and I

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.82%		0.82%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	1.83%		1.58%
Fee Waiver and/or Expense Reimbursement	(0.47	)%(a)	(0.47	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.36	%(a)	1.11	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$138	$530	$947	$2,109
Class I Shares	113	453	816	1,839

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.72%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund’s total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager’s assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	have a strong history of earnings growth
■	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	have strong balance sheets
■	have a sustainable competitive advantage
■	are currently, or have the potential to become, industry leaders
■	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

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When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio’s duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an “A” or better rating. Investments will include:

■	U.S. government securities
■	corporate bonds
■	mortgage/asset-backed securities
■	money market securities and repurchase agreements

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Prepayment Risk. Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund’s total return.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	9.21%
Worst quarter:	12/08	(10.36)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Montag & Caldwell Balanced Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 11/2/94):
Return Before Taxes	19.68%	4.07%	1.45%	7.62%
Return After Taxes on Distributions	19.30%	3.73%	0.90%	6.64%
Return After Taxes on Distributions and Sale of Fund Shares	12.99%	3.35%	0.96%	6.25%
Class I Shares (Inception 12/31/98):
Return Before Taxes	19.82%	4.28%	1.68%	2.67%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares’ inception, computed from December 31, 1998, is 0.87%.)	26.47%	0.42%	(0.95)%	7.79	%(a)
Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I Shares’ inception, computed from December 31, 1998, is 5.54%.)	4.52%	4.71%	6.34%	6.72	%(a)
60% S&P 500 Index/40% Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares are computed from October 31, 1994, is 3.07%.)	17.74%	2.43%	2.27%	7.70	%(a)

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, has served as portfolio manager of the Fund since November 2004.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston Balanced Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities.

FEES AND EXPENSES

The table below describes the fee and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.76%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.73%
Fee Waiver and/or Expense Reimbursement	(0.31	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$145	$515	$910	$2,015

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.33%.

PRINCIPAL INVESTMENT STRATEGIES

The adviser retains two subadvisers dedicated to managing the equity and fixed income portions of the Fund’s portfolio. The adviser determines the allocation of assets between the equity and fixed income portions of the Fund’s portfolio. The adviser generally rebalances the portfolio quarterly and under normal circumstances, allocates between 50% and 70% of the Fund’s total assets to the equity portion and at least 25% to the fixed income portion.

For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. A large-cap company can be defined as one having a market capitalization of $5 billion or more at the time of acquisition. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	have a strong history of earnings growth
■	are attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	have strong balance sheets
■	have a sustainable competitive advantage
■	are currently, or have the potential to become, industry leaders
■	have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

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With respect to fixed income securities, the Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The fixed income portfolio managers select securities based on various methods of quantitative and fundamental analysis and research. The fixed income portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The fixed income portfolio managers emphasize investment grade fixed income securities but may invest in high yield securities.

The fixed income portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity.

The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. Derivatives may consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives may be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty of the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue

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to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Prepayment Risk. Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund’s total return.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/09	11.98%
Worst quarter:	12/08	(11.60)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston Balanced Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 9/21/95):
Return Before Taxes	23.84%	1.17%	1.40%	6.33%
Return After Taxes on Distributions	23.46%	(1.03)%	(0.33)%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	15.68%	0.71%	0.78%	4.96%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from September 30, 1995.)	26.47%	0.42%	(0.95)%	6.52	%(a)
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from September 30, 1995.)	5.93%	4.97%	6.33%	6.21	%(a)
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from September 30, 1995.)	18.39%	2.52%	2.24%	6.73%

Taplin, Canida & Habacht, LLC has managed the fixed income portion of the portfolio since December 1, 2006. Montag & Caldwell, Inc. has managed the equity portion of the portfolio since January 1, 2008. The performance of the Fund prior to December 1, 2006 and January 1, 2008 may have been different if the current subadvisers had been employed.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Montag & Caldwell, Inc. (“Montag”) serves as the subadviser to the Fund for the Fund’s equity portion of the Fund’s portfolio. Taplin, Canida & Habacht, LLC (“TCH”) serves as the subadviser to the Fund for the Fund’s fixed portion of the Fund’s portfolio. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald E. Canakaris, Chairman, President and Chief Investment Officer of Montag & Caldwell, serves as the portfolio manager for the equity portion of the Fund’s portfolio. Mr. Canakaris has served as the Fund’s portfolio manager since January 2008. Ms. Tere Alvarez Canida, President and Managing Principal of TCH, Mr. Alan M. Habacht, Principal of TCH, and Mr. William J. Canida, Principal of TCH, serve as portfolio managers for the Fund’s fixed income portion of the Fund’s portfolio. Ms. Canida, Mr. Habacht, and Mr. Canida have served as the Fund’s portfolio managers since December 1, 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

Subject to shareholder approval, the Aston Balanced Fund is expected to reorganize into the Aston/Montag & Caldwell Balanced Fund on or about March 30, 2010 or as soon as reasonably practicable after shareholder approval is obtained. In the meantime, the Fund will continue to accept new and additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston/TCH Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.55%		0.55%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.29%		0.29%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	1.11%		0.86%
Fee Waiver and Expense Reimbursement	(0.35	)%(a)	(0.35	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.76	%(a)	0.51	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$78	$318	$578	$1,320
Class I Shares	52	239	442	1,028

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.81%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize investment-grade fixed income securities, but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes, to manage portfolio duration or to seek total return. Derivatives will consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives may be used to hedge interest rate risk and credit risk. Derivatives also may be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund.

The Fund may invest in foreign securities.

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty of the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a Fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

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Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Prepayment Risk. Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund’s total return.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	7.86%
Worst quarter:	09/08	(4.95)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/TCH Fixed Income Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/13/93):
Return Before Taxes	16.53%	5.16%	5.91%	5.78%
Return After Taxes on Distributions	14.34%	3.28%	3.89%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	10.65%	3.28%	3.83%	3.56%
Class I Shares (Inception 7/31/00):
Return Before Taxes	16.63%	5.39%	N/A	6.03%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from November 30, 1993. Index return for Class I Shares’ inception, computed from July 31, 2000, is 6.19%.)	5.93%	4.97%	6.33%	6.16%

Taplin, Canida & Habacht, LLC became the subadviser as of December 1, 2006. Performance prior to that date may have been different if the current subadviser had been employed.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

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MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Taplin, Canida & Habacht, LLC (“TCH”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Ms. Tere Alvarez Canida, President and Managing Principal of TCH, Mr. Alan M. Habacht, Principal of TCH, and Mr. William J. Canida, Principal of TCH, serve as portfolio managers of the Fund. Ms. Canida, Mr. Habacht, and Mr. Canida have served as the Fund’s portfolio managers since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Strategies

The investment policies of Aston/TAMRO Diversified Equity Fund, Aston/River Road Dividend All Cap Value Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund, Aston/River Road Select Value Fund, Aston/River Road Small Cap Value Fund, Aston/TAMRO Small Cap Fund, Aston/Fortis Real Estate Fund, Aston/Neptune International Fund, Aston/Barings International Fund, Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund, Aston/M.D. Sass Enhanced Equity Fund, Aston/Lake Partners LASSO Alternatives Fund, Aston/Fasciano Small Cap Fund and Aston/TCH Fixed Income Fund relating to the type of securities in which 80% of each Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days notice of such changes.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

Below Investment Grade (High Yield) Securities

Below investments grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies, or if unrated, are judged by an adviser or a subadviser to be of equivalent quality. They are considered speculative and are sometimes called “junk bonds.”

Collateralized Mortgage Obligations

Collateralized mortgage obligations are fixed income securities secured by mortgage loans and other mortgage-backed securities. Collateralized mortgage obligations carry general fixed income securities risks and risks associated with mortgage-backed securities.

Commercial Paper

Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Convertible Securities

Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Debentures

Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

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Defensive Strategy

There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

Depositary Receipts of Foreign Securities

Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, EDRs, which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and GDRs, which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Derivatives

The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of a Fund. The portfolio manager(s) will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets. The portfolio manager(s) will place a limit on the derivative exposure as a proportion of assets.

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

ETFs

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses. A Fund may not purchase more than 3% of an ETF’s outstanding shares unless the ETF and/or the Fund has received an order for an exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”) and the ETF and the Fund take appropriate steps to comply with any conditions in such order.

ETNs

An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Funds’ fees and expenses.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

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A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

Foreign Securities

Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Other Investment Companies

The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Preferred Stocks

Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors.

PTPs

PTPs include master limited partnerships and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the “Code”). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

REITs

REITs are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Equity REITs invest primarily in real estate that produces income from rentals. Mortgage REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

Repurchase Agreements

Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

Royalty Income Trusts

Royalty income trusts can be organized in a variety of ways in the United States, Canada and other countries. Beneficial units in royalty and income trusts generally represent a profits interest in the production of oil or other minerals.

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Rule 144A Securities

Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities.

U.S. Government Securities

These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

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Fund	Asset-Mortgage Backed Securities	Below Investment Grade (High Yield) Securities	CMO's	Convertible Securities	Corporate Debt Securities	Defensive Strategy	Depositary Receipts of Foreign Securities	Derivatives (e.g., Options, Forwards, Futures, Swaps)	Equity Securities	ETFs/ ETNs	Fixed Income Securities	Foreign Securities	Preferred Stocks	PTPs	REIT	Royalty and Income Trusts	Rule 144A Securities	Securities of Other Investment Companies	U.S. Government Securities
Aston/Montag & Caldwell Growth				X	X	X	X	X	XP		X	X	X				X	X	X
Aston/Veredus Select Growth				X	X	X	X	X	XP	X		X	X				X	X	X
Aston Growth				X	X	X	X	X	XP		X	X	X				X	X	X
Aston/Optimum Large Cap Opportunity				X		X	X	X	XP			X		X	X		X	X	X
Aston/TAMRO Diversified Equity		X		X		X	X	X	XP			X	X		X		X	X	X
Aston/M.D. Sass Enhanced Equity						X		XP	XP				X					X	X
Aston Value				X		X	X	X	XP			X	X		X		X	X	X
Aston/River Road Dividend All Cap Value				X		X	X	X	XP		X	X	X	X	XP	X	X	X	X
Aston/Montag & Caldwell Mid Cap Growth				X		X	X	X	XP			X	X		X		X	X	X
Aston/Optimum Mid Cap				X	X	X	X	X	XP		X	X	XP				X	X	X
Aston/Cardinal Mid Cap Value				X		X	X	X	XP				X	X			X	X	X
Aston/Veredus Aggressive Growth				X	X	X	X	X	XP	X		X	X				X	X	X
Aston/Fasciano Small Cap		X		X		X	X		XP			X	X		X	X		X	X
Aston/TAMRO Small Cap		X		X		X	X		XP			X	X		X		X	X	X
Aston/River Road Small Cap Value				X		X	X	X	XP			X	X		X		X	X	X
Aston/River Road Select Value				X		X	X	X	XP			X	X		X		X	X	X
Aston/Neptune International				X		X	X	X	XP			XP	X				X	X	X
Aston/Barings International				X		X	X	X	XP			XP	X				X	X	X
Aston Dynamic Allocation						X				XP			X					X	X
Aston/New Century Absolute Return ETF						X		X		XP							X	X	X
Aston/Lake Partners LASSO Alternatives						X		X		X	X							XP	X
Aston/Fortis Real Estate						X	X	X	XP			XP	X		XP		X	X	X
Aston/Montag & Caldwell Balanced	XP		X	XP	XP	X	X	X	XP		XP	X	X				X	X	XP
Aston Balanced	XP	X	X	XP	XP	X	X	X	XP		XP	X	X				X	X	XP
Aston/TCH Fixed Income	XP	X	X	X	XP	X		X			XP	X					X	X	XP
X	= Investment strategy applicable to a Fund.
P	= Components of a Fund’s principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) and on our Web site at www.astonfunds.com.

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Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on a U.S. exchange.

Bottom-Up Investing. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

Call Option. An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.

Closed-End Fund. Closed-end funds are registered investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter.

Convexity. Convexity is a measure of how the duration of a bond changes as interest rates change. The greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

Correlation. A statistical measure of how two securities move in relation to each other.

Covered Call. An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on the same asset in an attempt to generate increased income from the asset.

Derivative. A security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties.

Diversification. The practice of investing in a broad range of securities to reduce risk.

Duration. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of the bond’s price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EAFE Countries. Countries located in Europe, Australasia and the Far East.

Emerging Markets. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock and are issued by a foreign bank. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Exchange-Traded Fund (ETF). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

Exchange-Traded Note (ETN). An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy, and can be held to maturity as a debt security.

Expense Ratio. A fund’s cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Fundamental Analysis. Fundamental analysis involves assessing whether a particular stock or group of stocks is undervalued or overvalued at its current market price based on an analysis of the balance sheet and income statement of the company. Fundamental analysis considers various historical financial statistics or metrics such as return on equity, free cash flow, price-to-earnings ratio, and similar measures to determine future trends in a company’s stock.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Growth at a Reasonable Price (GARP). GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earning growth rate.

Growth Style Investing. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

Hedged Mutual Fund. A mutual fund that uses short-selling, hedging or other alternative strategies. Short-selling and other hedging instruments may be used in an effort to manage risk or to profit from downward movements of securities or markets. The risks of hedged mutual funds may differ and are sometimes greater than conventional mutual funds.

Investment Objective. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

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Intrinsic Value. Estimation of a company’s actual value, irrespective of the stock price of the company.

Issuer. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks. Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

Limited Partnerships. A business organization with one or more general partners who manage the business and are personally liable for the partnership’s debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

Management Fee. The amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization. Value of a corporation or other entity as determined by the market price of its securities.

Mid-Cap Stocks. Stocks issued by mid-sized companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor’s MidCap 400 Index (S&P 400).

Multi-Cap Strategy. A multi-cap strategy invests in the equity securities of issuers of any market capitalization, and generally will hold securities of issuers representing a range of sizes.

Mutual Fund. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Publicly Traded Partnerships (PTPs). PTPs are limited partnerships that also have interests traded in the equity securities market.

Put Option. An agreement that gives an investor the right (but not the obligation) to sell a stock, commodity, or other instrument at a specific price within a specific time period.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Risk/Reward Trade-Off. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

Small-Cap Stocks. Stocks issued by smaller companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

Top-Down Investing. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

Total Return. A measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12b-1 Fee. A mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See “Distribution Plan 12b-1 Fees” in the “Shareholder Information” Section.)

Value Style Investing. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

Volatility. Volatility reflects how much the value of the markets or a security may change. High volatility means that prices change dramatically over a short time period. Low volatility means that prices do not fluctuate dramatically, but change at a steady pace. Volatility is a measure of risk.

Yield. A measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less a fund’s expenses, during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified day.

Zero-Coupon Bonds. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

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Management of the Funds

THE INVESTMENT ADVISER

Aston Asset Management LLC

Aston Asset Management LLC, (“Aston” or “Adviser”)120 N. LaSalle Street, 25th Floor, Chicago, IL 60602, is the investment adviser to the Funds. Aston is a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2009, Aston had approximately $6.5 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers (each a “Subadviser”) to manage the Fund’s portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Funds between and among any subadvisers so selected pursuant to a “manager of managers” structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

Matters Relating to Highbury

On December 14, 2009, Affiliated Managers Group, Inc. (“AMG”) entered into a definitive merger agreement with Highbury to acquire a majority equity interest in Aston through the merger of Highbury into a subsidiary of AMG (the “Transaction”). Upon completion of the Transaction, Aston will be converted to a Delaware limited partnership and change its name to “Aston Asset Management, LP.” AMG will own a majority equity interest in Aston, and certain members of senior management and key employees of Aston will retain an equity interest in Aston. Upon the closing of the Transaction, Aston expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations, or the services provided to its clients. The Transaction is expected to close in the second quarter of 2010.

As required by the 1940 Act, each Fund’s current investment advisory agreement provides for its automatic termination in the event of its assignment. The completion of the Transaction would constitute an “assignment,” as that term is defined in the 1940 Act, of each Fund’s current investment advisory agreement. At in person meetings held on December 6, 2009 and December 17, 2009 with respect to the Aston/Fasciano Small Cap Fund, the Board of Trustees of the Trust (the “Board”) approved a new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund. The terms of the new Investment Advisory Agreements and Sub-Investment Advisory Agreements are substantially the same as the current agreements, except for their effective date and term. The new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund will take effect upon the closing of the Transaction. If the Transaction does not close, the current agreements will remain in full force and effect. AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management company that holds interest in investment management firms. Shares of AMG’s stock are listed and traded on the New York Stock Exchange. More information on AMG is available in the SAI.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreements and Sub-Investment Advisory Agreements in connection with the Transaction will be available in the Fund’s next semiannual report dated April 30, 2010.

General

As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. The table, later in this “Management of the Funds” Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year. The investment advisory agreement with Aston may be terminated at any time by the Fund or the adviser upon 60 days written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreements and subadvisory agreements will be included in the Funds’ next annual or semiannual report to shareholders following such approval.

THE SUBADVISERS

The accompanying information highlights each Fund’s subadviser and its portfolio manager(s).

Aston/Montag & Caldwell Growth Fund

Aston/Montag & Caldwell Balanced Fund

Aston/Montag & Caldwell MidCap Growth Fund

Aston Balanced Fund (Equity Portion)

Aston Growth Fund

Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945. Montag & Caldwell is a wholly-owned indirect subsidiary of BNP Paribas SA (“BNP”). As of December 31, 2009, Montag & Caldwell managed approximately $14.3 billion in assets in institutional accounts and mutual funds.

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Aston/Fortis Real Estate Fund

Fortis Investment Management USA, Inc. (“FIM”), is located at 75 State Street, Boston, Massachusetts 02109. FIM is a wholly-owned indirect subsidiary of BNP. As of December 31, 2009, FIM managed approximately $18.8 billion of assets, consisting primarily of institutional accounts, including insurance, pension and profit-sharing trusts.

Aston/Veredus Select Growth Fund

Aston/Veredus Aggressive Growth Fund

Todd-Veredus Asset Management LLC (“Todd-Veredus”), National City Tower, 101 South Fifth Street, Suite 3100, Louisville, Kentucky 40202, was founded in 2009 as a result of the combination of Veredus Asset Management LLC (which served as the sub-adviser to the Funds since their inception) and Todd Investment Advisors. Todd-Veredus is principally owned by its employees. As of December 31, 2009, Todd-Veredus managed approximately $3.6 billion in assets.

Aston/TAMRO Diversified Equity Fund

Aston/TAMRO Small Cap Fund

TAMRO Capital Partners, LLC (“TAMRO”) is located at 1660 Duke Street, Alexandria, Virginia 22314, and was founded in 2000. TAMRO is majority-owned by the principals of the firm. As of December 31, 2009, TAMRO managed approximately $1.25 billion in assets.

Aston/River Road Dividend All Cap Value Fund

Aston/River Road Select Value Fund

Aston/River Road Small Cap Value Fund

River Road Asset Management, LLC (“River Road”), Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005. River Road is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc. As of December 31, 2009, River Road managed approximately $3.6 billion in assets.

Aston/Neptune International Fund

Neptune Investment Management Limited (“Neptune”), 1 Lyric Square, Hammersmith Grove, London W6 ONB, was founded in May 2002. Robin Geffen is the majority shareholder of the firm. As of December 31, 2009, Neptune managed approximately $7.9 billion in assets under management.

Aston/New Century Absolute Return ETF Fund

New Century Capital Management, LLC (“New Century”), 36 South Washington Street, Hinsdale, Illinois 60521, was founded in 2005 and is wholly owned and controlled by Jim R. Porter. As of December 31, 2009, New Century managed approximately $41.35 million in assets for separate and institutional accounts.

New Century has agreed that for any full calendar year of operations, if in any such period the Aston/New Century Absolute Return ETF Fund had a total return (before taxes) of less than zero, then New Century will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%.

Aston/Optimum Large Cap Opportunity Fund

Aston/Optimum Mid Cap Fund

Optimum Investment Advisors, LLC (“Optimum”) is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. Optimum is majority-owned by Optimum Investment Group, LLC. As of December 31, 2009, Optimum managed more than $2.2 billion in assets for investment companies, institutional and high net-worth clients.

Aston Value Fund

MFS Institutional Advisors Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Massachusetts Financial Services Company (“MFS”). MFS, a Delaware corporation, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS organization were approximately $187.5 billion as of December 31, 2009.

Aston Dynamic Allocation Fund

Smart Portfolios, LLC, 17865 Ballinger Way NE, Lake Forest Park, Washington 98155, was formed in April 2002 as Asset Labs, LLC. The firm was registered as an investment adviser in 2004 as Star Investment Advisors, LLC and changed its name to Smart Portfolios LLC in 2005. The firm is wholly owned by Shield Holdings, LLC. Shield Holdings, LLC is owned by Bryce James. As of December 31, 2009, Smart Portfolios had approximately $143 million in assets under management.

Aston/M.D. Sass Enhanced Equity Fund

M.D. Sass Investors Services, Inc. (“M.D. Sass”), 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, was founded in 1972. M.D. Sass is wholly owned by Mr. Martin D. Sass and Mr. Hugh R. Lamle. As of December 31, 2009, M.D. Sass had approximately $5.1 billion in assets under management.

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Aston/Cardinal Mid Cap Value Fund

Cardinal Capital Management, L.L.C. (“Cardinal”), One Greenwich Office Park, Greenwich, Connecticut 06831, is wholly owned by senior investment professionals and controlled by Amy K. Minella. As of December 31, 2009, Cardinal managed approximately $1.1 billion in assets.

Aston Balanced Fund (Fixed Income Portion)

Aston/TCH Fixed Income Fund

Taplin, Canida & Habacht LLC (“TCH”), 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131, was founded in 1985 and as of December 31, 2009 had approximately $7.4 billion in assets under management.

TCH is a majority-owned subsidiary of Marshall & Ilsley Corporation. TCH provides investment management services to investment companies, high net worth individuals and institutional accounts.

Aston/Barings International Fund

Barings International Investment Limited, 155 Bishopsgate, London, EC2M 3XY, United Kingdom, is a subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc. constitute the “Barings Group”). As of December 31, 2009, Barings Group managed approximately $46.7 billion in assets, in institutional accounts and mutual funds.

Aston/Lake Partners LASSO Alternatives Fund

Lake Partners, Inc. (“Lake Partners”), 24 Field Point Road, Greenwich, Connecticut 06830, was founded in 1989. The firm is wholly owned by its senior investment professionals and founders, Frederick C. Lake and Ronald A. Lake. As of December 31, 2009, Lake Partners managed approximately $177.1 million in assets and provided investment consulting services to approximately $3.7 billion in assets. Except for the Aston/Lake Partners LASSO Alternatives Fund, Lake Partners has not previously managed mutual fund accounts.

Aston/Fasciano Small Cap Fund

Fasciano Associates, LLC, 737 N. Michigan Ave., Suite 2210, Chicago, Illinois 60611, is wholly-owned by firm President Michael F. Fasciano. Fasciano Associates is recently organized and has a limited operating history. Fasciano Associates has not previously managed mutual fund accounts, however, the firm’s President, Michael F. Fasciano, has managed a mutual fund account at a previous firm.

Portfolio Management
Aston/Montag & Caldwell Growth Fund Aston/Montag & Caldwell Balanced Fund

Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Funds’ inceptions in 1994; Chairman, President and Chief Investment Officer of Montag & Caldwell. He has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and BA from the University of Florida.
Aston/Montag & Caldwell Mid Cap Growth Fund

M. Scott Thompson, CFA	Co-Portfolio Manager since the Fund’s inception, Vice President and Security Analyst. Mr. Thompson joined Montag & Caldwell in 1992 upon graduating from the University of the South with a BA in Economics. He has an MBA from Emory University. His professional affiliations include the CFA Institute and the CFA Society of Atlanta, current Trustee.

Andrew W. Jung, CFA	Co-Portfolio Manager since the Fund’s inception, Vice President and Security Analyst. Mr. Jung joined Montag & Caldwell in 2001 as a research analyst. Prior to joining Montag & Caldwell, he was an analyst at Strong Capital Management, following the financial services sector for several large cap growth funds, and at the Robinson-Humphrey Company in Atlanta, where he followed banks and thrifts. He has a BA from Marquette University and an MBA from Emory University. His professional affiliations include the CFA Institute and the CFA Society of Atlanta.
Aston Growth Fund Aston Balanced Fund (Equity Portion)

Ronald E. Canakaris, CFA, CIC	Portfolio Manager of the Funds since January 2008. Please see above.
Aston/Fortis Real Estate Fund

Joseph Pavnica	Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of FIM and its predecessors in March 2001 and was employed by a predecessor firm from 1997-2001. During his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various property sectors including: retail, multi-family, hotels, industrial, and self-storage. Mr. Pavnica received his BS in Accounting from St. Joseph’s College and his MBA from Indiana University Northwest.

James Hardman	Co-Portfolio Manager since January 2009. Mr. Hardman joined FIM and its predecessors and/or affiliates in April 2005 as an investment analyst. During his tenure, Mr. Hardman has been responsible for analyzing and providing recommendations for the diversified, healthcare, industrial, lodging, office, self storage, and net lease sectors. From May 2000 to April 2005, Mr. Hardman worked as an investment and strategy analyst for Security Capital Research & Management. While there Mr. Hardman conducted detailed valuation analysis, performed fundamental research, and designed and implemented portfolio management tools. Mr. Hardman has a BS degree in Accounting and Finance from Indiana University.

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Portfolio Management
Aston/Veredus Aggressive Growth Fund

B. Anthony Weber	Portfolio Manager since the Fund’s inception in 1998; Co-President and Chief Investment Officer of Todd-Veredus. He is responsible for the day-to-day management of the Fund. Mr. Weber was President and Senior Portfolio Manager of SMC Capital, Inc. from 1993-1998. He has over 25 years of investment management experience. He received a BA from Centre College of Kentucky.

Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since January 2009; Mr. Mercer is Executive Vice President of Todd-Veredus. Mr. Mercer was the Director of Research from 1998 to 2003. Mr. Mercer has a BA from Vanderbilt University.

Michael E. Johnson, CFA	Portfolio Manager of the Fund and Vice President of Todd-Veredus since January 2009. Mr. Johnson joined Todd-Veredus in March of 2000 as a research analyst. From August 2003 through December 2008, he was the Director of Research. He received a BS in Finance from Ball State University.
Aston/Veredus Select Growth Fund

B. Anthony Weber	Portfolio Manager of the Fund since September 2002. Please see above.

Charles F. Mercer, Jr., CFA	Portfolio Manager of the Fund since the Fund’s inception in December 2001. Please see above.

Michael E. Johnson, CFA	Portfolio Manager of the Fund since January 2009. Please see above.
Aston/TAMRO Diversified Equity Fund Aston/TAMRO Small Cap Fund

Philip D. Tasho, CFA	Portfolio Manager since the Funds’ inception in November 2000; Chief Executive Officer and Chief Investment Officer of TAMRO. He is responsible for the day-to-day management of the Funds. He began his investment management career in 1980. He received his MBA from George Washington University.

Timothy A. Holland, CFA	Co-Portfolio Manager since February 2010. Mr. Holland is Principal and Analyst of TAMRO, covering companies within the Financial and Materials sectors. He also monitors broad economic and political trends and analyzes the potential impact on portfolios at the sector level. Tim joined TAMRO in April 2005 after nearly five years with Manley Asset Management LP. Tim earned his BA from Drew University and holds the Chartered Financial Analyst designation.
Aston/River Road Dividend All Cap Value Fund

James C. Shircliff, CFA	Portfolio Manager since the Fund’s inception and CEO and Chief Investment Officer of River Road. Mr. Shircliff was formerly employed as Portfolio Manager and Director of Research for Commonwealth SMC (SMC Capital, Inc.) from 1998-2005. Additionally, Mr. Shircliff has more than 30 years of investment management experience. He received his BS from the University of Louisville and holds the Chartered Financial Analyst designation.

Henry W. Sanders, III, CFA	Portfolio Manager since the Fund’s inception and Executive Vice President of River Road. Mr. Sanders was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC from 2002-2005. He received his BS from Bellarmine University, his MBA from Boston College and holds the Chartered Financial Analyst designation.

Thomas S. Forsha, CFA	Portfolio Manager of the Fund since June 2007 and Vice President of River Road. Mr. Forsha was formerly employed by ABN AMRO from 1998-2005, where he served as Equity Analyst and Portfolio Manager and was responsible for management of the North America equity allocation of the firm’s Global High Income Equity Fund. He received his BS in Finance from The Ohio State University’s Fisher College of Business and his MBA from The University of Chicago’s Graduate School of Business. Mr. Forsha is a member of the CFA Institute and the CFA Society of Louisville.
Aston/River Road Select Value Fund Aston/River Road Small Cap Value Fund

James C. Shircliff, CFA	Portfolio Manager since each Fund’s inception. Please see above.

R. Andrew Beck	Portfolio Manager since each Fund’s inception and President of River Road. Mr. Beck was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his BS from the University of Louisville and his MBA from Babson College.

Henry W. Sanders, III, CFA	Portfolio Manager since each Fund’s inception. Please see above.
Aston/Neptune International Fund

Robin Geffen	Portfolio Manager since the Fund’s inception. Mr. Geffen has also served as Managing Director and Chief Investment Officer of Neptune since the firm’s inception in May 2002. Prior to launching Neptune, Mr. Geffen was the CIO and most recently Global ClO-Pensions at Orbitex, managing a number of funds. Mr. Geffen, a graduate of Keble College, Oxford, began his investment career in 1979.

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Portfolio Management
Aston/New Century Absolute Return ETF Fund

Jim R. Porter	Portfolio Manager since the Fund’s inception. Mr. Porter co-founded New Century in 2005 and serves as Chief Executive Officer. Mr. Porter also founded New Century Investment Research and Management, Inc. to which he returned in 2004. From 1997 to 2004, Mr. Porter served as Chairman and Chief Executive Officer of PC Quote and Hyper Feed Technologies. In total, he has over 35 years of investment industry experience. He received a BS in Physics from the University of Arkansas with majors in both Math and Physics. He also received an MS in Astronomy from the University of Iowa.
Aston/Optimum Large Cap Opportunity Fund

Andrew Goodwin	Co-Portfolio Manager since the Fund’s inception. Chairman and Co-founder of Optimum. Prior to co-founding Optimum in 1989, Mr. Goodwin held positions at First Boston Corp. and Smith Barney. Mr. Goodwin graduated from Princeton University and received his MBA from Northwestern University’s Kellogg School of Management.

Keith Pinsoneault, CFA	Co-Portfolio Manager since the Fund’s inception. Mr. Pinsoneault has been employed by Optimum since 1997 and currently serves as the firm’s President. Prior to Mr. Pinsoneault’s tenure with Optimum, he served in senior executive capacities at several Wall Street brokerage firms. Mr. Pinsoneault graduated from Marquette University and is an accredited Chartered Financial Analyst.
Aston/Optimum Mid Cap Fund

Thyra E. Zerhusen	Portfolio Manager of the Fund since May 1999. Ms. Zerhusen is the Chief Investment Officer of Optimum’s Mid Cap Strategy. Ms. Zerhusen joined the investment team of Optimum in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.

Marie L. Lorden	Co-Portfolio Manager of the Fund since March 2009; Ms. Lorden joined Optimum in September of 2003. Ms. Lorden is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Previously, Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group where she was responsible for equity maintenance research and institutional client relationships. Ms. Lorden received her BS from Elmhurst College and her MBA from the Keller Graduate School of Management.

Mary L. Pierson	Co-Portfolio Manager of the Fund since March 2009; Ms. Pierson joined Optimum in May of 2004. Ms. Pierson is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationship, and portfolio management. Her prior experience includes fifteen years with Harris Bancorp and Harris Futures Corporation. While General Manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. Ms. Pierson received her BA in Economics from DePauw University, her MA in Economics from Northwestern University and her MBA in Finance from The University of Chicago.
Aston Value Fund

Nevin P. Chitkara	Portfolio Manager of the Fund as of May 2006; Investment Officer of MFSI. Mr. Chitkara joined MFSI in 1997 as an equity research analyst. He holds an MBA from the MIT Sloan School of Management and a BS in Business Administration from Boston University.

Steven R. Gorham, CFA	Portfolio Manager of the Fund since January 2002; Investment Officer of the Subadviser. Mr. Gorham joined MFSI in 1989 and became an equity research analyst in 1992. He holds an MBA from Boston College and a BS from the University of New Hampshire.

Brooks A. Taylor	Portfolio Manager of the Fund since March 2008; Investment Officer of the Subadviser. Mr. Taylor joined MFSI in 1996 as an equity research analyst and was named portfolio manager in 2000. He holds an MBA from the University of Pennsylvania and a BA from Yale University.

Jonathan W. Sage, CFA	Portfolio Manager of the Fund since March 2008; Investment Officer of the Subadviser. Mr. Sage joined MFSI in 2000 as a quantitative equity research analyst and was named portfolio manager in 2005. He holds a BA from Tufts University.

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Portfolio Management
Aston Dynamic Allocation Fund

Bryce James	Portfolio Manager since the Fund’s inception. Mr. James co-founded Smart Portfolios LLC in 2002 and serves as President and Chief Compliance Officer. Mr. James has over 25 years of investment experience and is the head of the Fund’s investment committee. He received a BS in Accounting, Finance and Marketing from Central Washington University.

Shawn Bird	Portfolio Manager since the Fund’s inception. Mr. Bird co-founded Smart Portfolios LLC and serves as Chief Technology Officer. Mr. Bird has over 15 years of advanced technology experience and oversees the Fund’s asset allocation model. He received a BS in Physics from the University of Iowa, an MBA from Texas Tech University and a PhD in Business from Texas Tech University.

John Rosenthal	Portfolio Manager since the Fund’s inception. Mr. Rosenthal joined Smart Portfolios in August 2007 as Senior Portfolio Manager, From 2004 to 2006, he was the Director of Risk Management for Boeing Capital Corporation and a Principal of Boeing Capital Securities, Inc. Mr. Rosenthal provides day-to-day portfolio management of the Fund. He received a BS in Mathematics from Creighton University and an MBA from the University of Chicago.
Aston/M.D. Sass Enhanced Equity Fund

Ronald L. Altman	Portfolio Manager since the Fund’s inception. Mr. Altman is the portfolio manager, and has primary responsibility for the day-to-day management of the Fund. Mr. Altman joined M.D. Sass in June of 2009 as a portfolio manager of the enhanced equity strategy. Prior to M.D. Sass, Mr. Altman was a partner and portfolio manager of the enhanced equity income strategy at MB Investment Partners, Inc. From 1999 to 2005, Mr. Altman was a Senior Managing Director and Director of Research at Victory SBSF. Mr. Altman has over 40 years experience in the investment research and money management business in various positions.
Aston/Cardinal Mid Cap Value Fund

Amy K. Minella	Co-Portfolio Manager since the Fund’s inception. Ms. Minella is the Managing Partner at Cardinal and founded the firm in 1995. Ms. Minella is a portfolio manager and analyst, and has over 25 years of investment experience. Ms. Minella received a BA from Mount Holyoke College and an MBA from Standard University.

Eugene Fox, III	Co-Portfolio Manager since the Fund’s inception. Mr. Fox is a partner at Cardinal and joined the firm in 1995. Mr. Fox is a portfolio manager and analyst, and has over 20 years of investment experience. Mr. Fox received a BA from the University of Virginia and an MBA from the University of Chicago.

Robert B. Kirkpatrick, CFA	Co-Portfolio Manager since the Fund’s inception. Mr. Kirkpatrick is a partner at Cardinal and joined the firm in 2000. Mr. Kirkpatrick is a portfolio manager and analyst, and has over 20 years of investment experience. Mr. Kirkpatrick received a BA from Williams College.
Aston/TCH Fixed Income Fund Aston Balanced Fund (Fixed Income Portion)

Tere Alvarez Canida, CFA	Co-Portfolio Manager of each Fund since December, 2006 and President and Managing Principal of Taplin. Ms. Canida has over 25 years of investment experience. She previously served as Vice President and Senior Investment Officer of Southeast Bank. She received her BS from Georgetown University, and her MBA from The George Washington University.

Alan M. Habacht	Co-Portfolio Manager of each Fund since December, 2006 and Principal of Taplin. Mr. Habacht has over 35 years of investment experience. Before joining Taplin, he served as Senior Vice President and portfolio manager for INVESCO Capital Management. He received his BA in Finance from Boston University.

William J. Canida, CFA	Co-Portfolio Manager of each Fund since December, 2006 and Principal of Taplin. Mr. Canida has over 30 years of investment experience. Prior to joining Taplin, he served as Vice President and Senior Investment Officer for Harris Trust Company of Florida. Mr. Canida received his BA and his MBA from Indiana University. He has also attended the National Graduate Trust School of Northwestern University.
Aston/Barings International Fund

David Bertocchi, CFA	Portfolio Manager of the Fund since April 2008, Mr. Bertocchi joined Barings Asset Management in 2000 and was appointed Divisional Director in 2004. With over ten years of investment experience, Mr. Bertocchi is responsible for international equity focused on EAFE markets and global portfolios. Previously, he managed the Baring Global Equity Unit Trust and the Global Institutional Funds. He is a past member of Barings European and UK equity teams. Mr. Bertocchi holds an MBA from London Business School and a BS in Mechanical Engineering from the University of Calgary (Canada).

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Portfolio Management
Aston/Lake Partners LASSO Alternatives Fund

Frederick C. Lake	Portfolio Manager of the LASSO strategy and the Fund since inception. He is the Co-Chairman and Treasurer of Lake Partners, which he co-founded in 1989. Mr. Lake has over 25 years experience in the investment industry. He directs research and portfolio management of investment programs using multiple mutual funds and hedged mutual funds. Mr. Lake received a BA from Harvard University.

Ronald A. Lake	Co-Portfolio Manager of the LASSO strategy and the Fund since inception. He is the Co-Chairman and President of Lake Partners, which he co-founded in 1989. Mr. Lake is editor-in-chief of Evaluating and Implementing Hedge Fund Strategies. He has over 25 years of investment experience. He is responsible for asset allocation, investment strategy and supervision of multi-manager programs focusing on alternative investments, or integrating alternative and traditional investments. Mr. Lake received a BA from Harvard University and an MCRP in public policy from Harvard University.
Aston/Fasciano Small Cap Fund

Michael F. Fasciano, CFA	Portfolio Manager of the Fund since the Fund’s inception. Mr. Fasciano is the President of Fasciano Associates, with over 30 years experience in the investment industry. He is also responsible for developing the firm’s investment process. Prior to Fasciano Associates, Mr. Fasciano was a managing director and portfolio manager at Neuberger Berman from March 2001 to April 2008. Mr. Fasciano received a BS from University of Wisconsin—Parkside, a MBA from University of Wisconsin—Milwaukee.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

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Fund Name	Management Fee	Management Fee Paid for Fiscal Year Ended 10/31/09
	(as a percentage of net assets)	(as a percentage of net assets)
Aston/Montag & Caldwell Growth Fund	First $800 million 0.80% Over $800 million 0.60%	0.69%
Aston/Veredus Select Growth Fund	0.80%	0.73	%(a)
Aston Growth Fund (b)	0.70%	0.69	%(a)
Aston/Optimum Large Cap Opportunity Fund	0.80%	—	%(a)
Aston Value Fund (b)	0.80%	0.66	%(a)
Aston/TAMRO Diversified Equity Fund	0.80%	0.05	%(a)
Aston/River Road Dividend All Cap Value Fund	0.70%	0.70%
Aston/Optimum Mid Cap Fund	First $100 million 0.80% Next $300 million 0.75% Over $400 million 0.70%	0.74%
Aston/Montag & Caldwell Mid Cap Growth Fund	0.85%	—	%(a)
Aston/Cardinal Mid Cap Value Fund	0.90%	—	%(a)
Aston/River Road Select Value Fund	1.00%	1.00%
Aston/Veredus Aggressive Growth Fund	1.00%	0.67	%(a)
Aston/Fasciano Small Cap Fund	1.00%	N/A	(c)
Aston/TAMRO Small Cap Fund	0.90%	0.89	%(a)
Aston/River Road Small Cap Value Fund	0.90%	0.90%
Aston/Neptune International Fund	1.00%	—	%(a)
Aston Dynamic Allocation Fund	0.80%	0.41	%(a)
Aston/New Century Absolute Return ETF Fund	1.00%(d)	0.01	%(d)
Aston/M.D. Sass Enhanced Equity Fund (e)	0.70%	—	%(a)
Aston/Fortis Real Estate Fund	1.00%	0.43	%(a)
Aston/Montag & Caldwell Balanced Fund (b)	0.75%	0.28	%(a)
Aston Balanced Fund	0.70%	0.70%
Aston/TCH Fixed Income Fund	0.55%	0.20	%(a)
Aston/Barings International Fund(b)	1.00%	0.14	%(a)
Aston/Lake Partners LASSO Alternatives Fund	1.00%	—	%(a)

(a)Taking into account fee waivers then in effect.

(b)The Adviser voluntarily waived management fees and/or reimbursed expenses for the Aston/Barings International Fund at 1.15% for the Class I shares, the Aston/Montag & Caldwell Balanced Fund at 1.10% and 1.35% for the Class I and Class N shares, respectively, and the Aston Value Fund at 0.82% and 1.07% for the Class I and Class N shares, respectively. The Adviser also voluntarily waived 0.01% of its management fee for the Aston Growth Fund. These voluntary waivers do not include fees and expenses from investments in other investment companies (acquired fund fees and expenses) or interest expense. The Adviser may terminate such voluntary waivers/reimbursements at any time.

(c)The Fund commenced operations on December 23, 2009.

(d) The subadviser has agreed that for each full calendar year of operations, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the Adviser has agreed to reduce its advisory fee to 0.15%. For the 2009 calendar year, the Adviser reduced its fee to 0.15% as the Fund’s total return was less than zero for the 2008 calendar year. The Adviser voluntarily waived 0.14% of its advisory fees for the ten month period ended October 31, 2009.

(e)On June 1, 2009, M.D. Sass became the subadviser to the Aston/M.D. Sass Enhanced Equity Fund.

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RELATED PERFORMANCE

“LASSO” and “Long and Short Strategic Opportunities” are registered trademarks of Lake Partners.

Related Performance

The following is a composite of all fee-paying, discretionary accounts managed by Lake Partners with the LASSO®, Long and Short Strategic Opportunities®, portfolio strategy using hedged mutual funds. As of December 31, 2009, the composite was comprised of 54 accounts and assets of $81.7 million. The investment objective, policies and strategies of the Aston/Lake Partners LASSO Alternatives Fund are substantially similar to those of the accounts comprising the composite.

The performance of the composite does not represent the historical performance of the Aston/Lake Partners LASSO Alternatives Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, the availability of underlying funds and availability of cash for new investment.

Composite results are shown net of management fees and expenses of accounts comprising the composite. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

The portfolios of the Fund and accounts in the composite differ substantially from the above indices, which are provided for comparative purposes only as widely used indicators of the performance of hedge funds, long/short mutual funds and equities.

Total Return

Year end	LASSO Composite	HFRX Equity Hedge Index	Morningstar Long/Short Category Average	S&P 500 Stock Index
2009	15.2%	13.14%	10.46%	26.47%
2008	(16.0)%	(25.5)%	(17.0)%	(37.0)%
2007	3.9%	3.2%	3.8%	5.5%
2006	7.4%	9.2%	7.2%	15.8%
2005	6.1%	4.2%	4.7%	4.9%
2004	4.1%	2.2%	5.1%	10.9%
2003	14.4%	N/A	7.0%	28.7%
2002	(8.2)%	N/A	1.7%	(22.1)%
2001	(1.9)%	N/A	5.3%	(11.9)%
2000	7.9%	N/A	6.2%	(9.1)%

Average Annual Total Return

(For the periods ended December 31, 2009)

Periods Ended 12/31/09	LASSO Composite	HFRX Equity Hedge Index	Morningstar Long/Short Category Average	S&P 500 Stock Index
One Year	15.2%	13.14%	10.46%	26.47%
Three Years	0.2%	(4.51)%	(1.30)%	(5.63)%
Five Years	2.8%	(0.19)%	1.91%	0.42%
Ten Years	2.9%	N/A	3.70%	(0.95)%

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Shareholder Information

OPENING AN ACCOUNT

■	Read this prospectus carefully.

■	Determine how much you want to invest. The minimum initial investment requirements for the applicable class of each Aston Fund are as follows:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs) (except R Class)	$500	$50
Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts (except Aston/Lake Partners LASSO Alternatives Fund)	$1 Million	$50
Class I —Aston/Lake Partners LASSO Alternatives Fund	$100,000	$50
Class R—Retirement Plans	$2,500	$50

Class R shares are sold primarily to qualified retirement plans, retirement savings programs and other similar programs offered primarily through financial intermediaries. Contact your financial representative or plan sponsor.

Minimum initial investment requirements may be waived:

■	for Trustees of the Trust and employees of the Adviser, its affiliates, and the Subadvisers, as well as their spouses.
■

with a “letter of intent” explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement (Class I only).

■	The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason.

■	Balances within the same Fund may be aggregated to meet the Class I minimum initial investment requirements for the accounts of:

■	clients of a financial consultant
■	immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws)
■	a corporation or other legal entity
■

For Class N and Class I shareholders, complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges, and to avoid any delay and inconvenience of requesting these in writing at a later date.

■	For Class R shareholders, complete the account application with your financial representative.
■

Purchase, exchange and redemption requests (“investment request(s)”) received in good order and processed before the New York Stock Exchange (“NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Trades received after that time receive the following business day’s NAV. An investment request received that is not in “good order” will receive the NAV on the date the investment request is received in good order.

■

Subject to shareholder approval, Aston Balanced Fund is expected to be reorganized into the Aston/Montag & Caldwell Balanced Fund and Aston Growth Fund is expected to be reorganized into the Aston/Montag & Caldwell Growth Fund, each on or about March 30, 2010 or as soon as reasonably practicable after shareholder approval is obtained. In the meantime, each Fund will continue to accept new and additional investments.

■

The Aston/River Road Small Cap Value Fund and the Aston/TAMRO Small Cap Fund are currently accepting additional investments from existing investors only. The Funds will remain closed to new investors until further notice, with the following limited exceptions:

■

Financial advisors who currently have clients in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

■

Participants in retirement plans which utilized the Aston/River Road Small Cap Value Fund as an investment option on May 22, 2009 may designate the Aston/ River Road Small Cap Value Fund where operationally feasible.

■	Participants in retirement plans which utilized the Aston/TAMRO Small Cap Fund as an investment option on October 16, 2009 may designate the Aston/TAMRO Small Cap Fund where operationally feasible.
■	Trustees of Aston Funds, employees of Aston and River Road and their family members may open new accounts in the Aston/River Road Small Cap Value Fund and add to such accounts.
■	Trustees of Aston Funds, employees of Aston and TAMRO and their family members may open new accounts in the Aston/TAMRO Small Cap Fund and add to such accounts.

Prospectus  |    109

■

All purchase, exchange, and sale requests must be in “good order.” An investment request received that is not in “good order” will receive the NAV on the date the investment request is received in “good order.”

■	Make your initial investment using the following table as a guideline.

Buy, Exchange and Sell Requests are in “good order” when

■	The account number and Fund name are included.
■	The amount of the transaction is specified in dollars or shares.
■	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
■	Any required Medallion Signature Guarantees are included.
■	Other supporting legal documents (as necessary) are present, including such “Requirements For Written Requests” as described later in this “Shareholder Information” Section.

Buying Shares	To open an account (Class N and Class I shares only*)	To add to an account ($50 minimum) (All share Classes)
Through Your Financial Representative	■ Your financial representative is responsible for transmitting the order promptly.	■ Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860

■  Complete and sign your application.

■  Make your check payable to Aston Funds and mail to us at the address at the left.

■  We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks to avoid any fees or delays in processing.

■  We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

■  Return the investment slip from a statement with your check in the envelope provided and mail to us at the address at the left.

■  We accept checks, bank drafts, money orders, wires and ACH for purchases (see “Other Features” later in this “Shareholder Information” Section). Checks must be drawn on U.S. banks. There is a minimum $20 charge for returned checks.

■  Give the following wire/ACH information to your bank:

PNC Bank

ABA #031-000-053

For: Aston Funds

A/C 8611758079

FBO “Aston Fund Number” “Your Account Number”

■  Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wiring instructions.

■  We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are checks made payable to someone other than the Funds, including you).

■  For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

*	Class R shares are sold primarily to qualified retirement plans, retirement savings programs and similar programs offered primarily through financial intermediaries. To open an account for Class R shares of an applicable Aston Fund, please contact your financial representative or plan sponsor.

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Buying Shares	To open an account (Class N and Class I shares only*)	To add to an account ($50 minimum) (All share Classes)
By Phone 800 992-8151

■  Obtain a Fund and account number by calling Aston Funds at the number at the left.

■  Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

■  Give the following wire/ACH information to your bank:

PNC Bank

ABA #031-000-053

For: Aston Funds

A/C 8611758079

FBO “Aston Fund Number” “Your Account

Number”

■  Return your completed and signed application to:

Aston Funds

P.O. Box 9765

Providence, RI 02940

■  Verify that your bank or credit union is a member of the ACH.

■  To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

■  You should complete the “Bank Account Information” section of your account application.

■  When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

■  Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.

■  Give the following wire/ACH information to your bank: PNC Bank ABA #031-000-053 For: Aston Funds A/C 8611758079 FBO “Aston Fund Number” “Your Account Number”

■  Include your name, account number, taxpayer identification number or social security number, address and the Fund(s) you wish to purchase in the wire instructions.

*	Class R shares are sold primarily to qualified retirement plans, retirement savings programs and similar programs offered primarily through financial intermediaries. To open an account for Class R shares of an applicable Aston Fund, please contact your financial representative or plan sponsor.

Buying Shares	To open an account	To add to an account ($50 minimum) (All share classes)
By Internet www.astonfunds.com

(Class N shares only*)

■  To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

■  Open an account online by completing the Aston Funds online account application.

or

(Class N and Class I shares only*)

■  Download the appropriate account application(s) from the Web site. Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail” above.

■  Verify that your bank or credit union is a member of the ACH.

■  Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

■  Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■  When you are ready to add to your account, access your account through Aston Funds’ Web site and enter your purchase instructions in the highly secure area for shareholders only called “Account Access.” ACH purchases on the Internet may take 3 or 4 business days.

*	Class R shares are sold primarily to qualified retirement plans, retirement savings programs and similar programs offered primarily through financial intermediaries. To open an account for Class R shares of an applicable Aston Fund, please contact your financial representative or plan sponsor. Class I shares are not eligible for the establishment of new accounts through the Fund’s website.

EXCHANGING SHARES

How Does an Exchange Take Place?

When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

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You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account.

In addition, the Aston Money Market Fund—Bedford Shares of the Money Market Portfolio of The RBB Fund, Inc. offered in connection with the Aston Funds (the “Aston Money Market Fund”) is available as an exchange option for shareholders of the Aston Funds class N shares. The Aston Money Market Fund prospectus, including applicable investment minimums, is available by contacting Aston Funds by mail, through the internet or by phone at 800 922-8151. Please read the Aston Money Market Fund prospectus carefully before investing.

For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non tax-deferred account generally is subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

Aston may allow eligible shareholders to convert their shares between classes within the same Fund, for example from Class I to Class N or vice versa, if offered in the shareholder’s state of residence. No sales charges or other charges will apply to any such exchange. For the investor’s federal income tax purposes, a same-fund exchange is not expected to result in the recognition by the investor of a capital gain or loss.

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. To redeem Class R shares, contact your financial representative or you may redeem directly from Aston Funds. All redemption requests must be in “good order.”

The following table shows guidelines for selling shares.

Selling Shares	Designed for...	To sell some or all of your shares...
Through Your Financial Representative	■ All share classes and accounts of any type	■ Your financial representative is responsible for transmitting the order promptly.

By Mail Aston Funds P.O. Box 9765 Providence, RI 02940 or Overnight Delivery Aston Funds 101 Sabin Street Pawtucket, RI 02860	■ All share classes and accounts of any type ■ Sales or redemptions of any size (For redemptions over $50,000 please see Medallion Signature Guarantee later in this “Shareholder Information” Section)

■  Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

■  Include all signatures and any additional documents that may be required. (See “Selling Shares in Writing” later in this “Shareholder Information” Section). Signatures must be in original form, as photocopies are not accepted.

■  Mail to us at the address at the left.

■  A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■  Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

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Selling Shares	Designed for...	To sell some or all of your shares...

By Phone 800 992-8151	■ Class N, Class I and non-retirement accounts ■ Sales of up to $50,000 (for accounts with telephone account privileges)

■  For automated service 24 hours a day using your touch-tone phone, call 800 992-8151.

■  To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.

■  A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■  Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

■  The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may incur from telephone requests.

By Internet www.astonfunds.com	■ Class N, Class I, and non-retirement accounts

■  Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

■  Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■  When you are ready to redeem a portion of your account, access your account through Aston Funds’ Web site and enter your redemption instructions in the highly secure area for shareholders only called “Account Access.” A check for the proceeds will be mailed to you at your address of record.

■  Proceeds may also be sent by wire or ACH (see “Other Features” later in this “Shareholder Information” Section).

Selling Shares in Writing

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

We require Medallion Signature Guarantees if:

■	your address of record has changed within the past 30 days
■	you are selling more than $50,000 worth of shares (exception may apply for the Montag & Caldwell Growth Fund Class I and the Montag & Caldwell Balanced Fund Class I)
■	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

Seller	Requirements for Written Requests
Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts

■  Letter of instruction

■  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■   Medallion Signature Guarantee, if applicable (see next page for more details)

Owners of corporate or association accounts

■  Letter of instruction

■  Corporate resolution certified within the past 12 months

■  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■  Medallion Signature Guarantee, if applicable (see next page for more details)

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Seller	Requirements for Written Requests

Owners or trustees of trust accounts

■  Letter of instruction

■  On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

■  If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

■  Medallion Signature Guarantee, if applicable (see next page for more details)

Joint tenancy shareholders whose co-tenants are deceased

■  Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

■  Certified copy of death certificate

■  Medallion Signature Guarantee, if applicable (see next page for more details)

Executors of shareholder estates

■  Letter of instruction signed by executor must be in original form, as photocopies are not accepted

■  Certified copy of order appointing executor

■  Medallion Signature Guarantee, if applicable (see next page for more details)

Administrators, conservators, guardians and other sellers or account types not listed above	■ Call 800 992-8151 for instructions ■ Medallion Signature Guarantee, if applicable (see next page for more details)

IRA accounts	■ IRA distribution request form completed and signed. Call 800 992-8151 for a form, or download from our website, www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features

The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

■

You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

■	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees they may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

■

You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

■	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
■	There is no fee to your account for this transaction and generally, no fee from your bank.

Redemptions in Kind

The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund’s total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments for larger redemptions to you in the form of certain marketable securities of a Fund. This is called a “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable for federal income tax purposes in the same manner as when the sales proceeds are paid in cash.

Involuntary Redemptions

To reduce expenses, we may convert your fund position(s), redeem your fund position(s) and/or close your fund position(s) if the balance in your fund position(s) falls below the required Class I investment minimum or below $2,500 due to transaction activity or for any other reason. We may convert your fund

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position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we convert, redeem, or close your fund position(s), as applicable. This gives you an opportunity to purchase enough shares to raise the value of your fund position(s) above the applicable minimum initial investment. We will not redeem or close a fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans. If these account types are invested in Class I shares below the required minimum investment, we may convert the fund position(s) to the appropriate N Class. Additionally we will not convert Class I accounts where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions, as applicable.

What is a Medallion Signature Guarantee?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

TRANSACTION POLICIES

Calculating Share Price

When you buy, exchange or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the net assets of the class by the number of shares outstanding. Currently, the Funds observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. The Board of Trustees receives a report of any actions taken under the Funds’ fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the investment adviser in accordance with guidelines adopted by the Board of Trustees.

Certain Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when a Fund does not price its shares. Therefore the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under a Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Execution of Requests

Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests for each Fund must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

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Aston Funds reserves the right to:

■	refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
■	suspend the offering of Fund shares;
■	change the initial and additional investment minimums or waive these minimums for any investor;
■	delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
■	change, withdraw or waive various services, fees and account policies.

Customer Identification Program

Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading

The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds’ Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:

■	Certain Funds have adopted a redemption fee of 2.00% for shares held less than 90 calendar days;
■

The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;

■	The Funds or their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.
■	The Funds reserve the right to:

■	Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
■	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
■	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
■	Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent;
■	Delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions);
■	Suspend redemptions as permitted by law (e.g., emergency situations).

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds.

Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary’s future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds’ policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

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Redemption Fees

The following Aston Funds assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase: Aston/Neptune International Fund, Aston/Barings International Fund and Aston/Fortis Real Estate Fund.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds’ policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds’ redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemption of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds’ Administrator believes it to be in the best interest of the Funds and in accordance with the Funds’ policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

■	after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
■	after any change of name or address of the registered owner(s).

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to the investor during the year.

Aston Funds may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders

To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

Distributions

The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund’s investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

Dividends

The following table shows the Funds’ dividend and distribution schedule.

Distribution Schedule
Funds	Dividends, if any	Capital Gains Distributions, if any
Equity, International, Alternative and Sector Funds (except Aston/River Road Dividend All Cap Value Fund, Aston Value Fund, Aston Dynamic Allocation Fund and Aston/M.D. Sass Enhanced Equity Fund)	■ Declared and paid annually	■ Distributed at least once a year, generally in December

Balanced Funds, Aston Value Fund, Aston Dynamic Allocation Fund and Aston/M.D. Sass Enhanced Equity Fund	■ Declared and paid quarterly	■ Distributed at least once a year, generally in December

Fixed Income Fund and Aston/River Road Dividend All Cap Value Fund	■ Declared and paid monthly	■ Distributed at least once a year, generally in December

Uncashed Checks

Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

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Dividend Reinvestments

Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan (Class N Shares only)

The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the initial investment minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Web Site

The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds’ NAVs through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

Systematic Withdrawal Plan (Class N Shares only)

This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:

■	you must have at least $50,000 in your account;
■	determine the schedule: monthly, quarterly, semi-annually or annually;
■	call 800 992-8151 to add a systematic withdrawal plan to your account.

Retirement Plans and Education Savings Accounts (Class N and Class R Shares, as applicable)

Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs for Class N and Class R shareholders. Aston Funds also offers Education Savings Accounts for Class N shareholders, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12b-1 FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, the Funds have adopted a Rule 12b-1 distribution plan for Class N and Class R shares. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund’s Class N shares’ average daily net assets and 0.50% of Class R shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Funds, Aston may pay compensation to intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries, or within the same Fund at the same intermediary.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston Fund or group of funds over another Aston fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The subadvisers attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The subadvisers generally determine in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the subadvisers consider, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Taxes

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investment in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

For federal income tax purposes:

■

Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. In addition, backup withholding tax (see below) may apply to dividends, distributions and redemption proceeds received by a qualified tax-deferred retirement plan unless the required certification is provided to the Aston Funds. To the extent Fund shares are not held in a qualified tax-deferred retirement plan, the following federal income tax consequences will generally apply. Please consult with your plan administrator regarding the tax status of your retirement plan.

■

The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. We will send a statement with the federal income tax status of your dividends and distributions for the prior year generally by February 15.

■	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

■

Distributions of qualified dividend income (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”), with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the Aston/Fortis Real Estate Fund’s distributions will be eligible for qualified dividend income treatment when distributed by the Fund.

■

If a Fund receives dividends from an underlying fund, including an ETF, that qualifies as a regulated investment company for federal income tax purposes and the underlying fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets certain holding period and other requirements with respect to the shares of the underlying fund.

■

Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

■

A Funds use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions a Fund receives from an underlying fund will “pass through” to you, subject to certain exceptions, as long as the Fund and the underlying fund each qualify as a regulated investment company under the Code.

■

Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

■

When you sell shares or exchange shares for shares of another Fund (other than shares held in a tax-deferred account) it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to individuals and other non-corporate investors at a maximum federal income tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

■

If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

■

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

■

If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may,

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however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-deferred retirement plans, will not benefit from such a deduction or credit.

■

A Fund’s ability to invest in some investments, including certain ETFs that invest in the commodities market and commodity-linked instruments, may be significantly limited by the federal income tax rules applicable to regulated investment companies.

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Financial Highlights

These financial highlights tables are to help you understand the Funds’ financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2009. The financial statements for the Funds have been audited by Ernst & Young LLP, whose report along with those Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The Aston/Fasciano Small Cap Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s next annual or semi-annual report.

ASTON/MONTAG & CALDWELL GROWTH FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$18.84		$31.51		$25.15		$23.35		$21.53
Income from Investment Operations:
Net investment income	0.08	(a)	0.07	(a)	0.06	(a)	0.07	(a)	0.05 (a)
Net realized and unrealized gain (loss) on investments	2.61		(8.66)		6.54		1.80		1.83
Total from investment operations	2.69		(8.59)		6.60		1.87		1.88
Less Distributions:
Distributions from and in excess of net investment income	(0.06)		(0.05)		(0.06)		(0.07)		(0.06)
Distributions from net realized gain on investments	(0.60)		(4.03)		(0.18)		—		—
Total distributions	(0.66)		(4.08)		(0.24)		(0.07)		(0.06)
Net increase (decrease) in net asset value	2.03		(12.67)		6.36		1.80		1.82
Net Asset Value, End of Period	$20.87		$18.84		$31.51		$25.15		$23.35
Total Return	15.08%		(31.13)%		26.41%		8.02%		8.72%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,277,346		$602,905		$759,567		$846,100		$992,229
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.11%		1.08	%(b)	1.07	%(b)	1.06	%(b)	1.03%
After reimbursement and/or waiver of expenses by Adviser	1.11%		1.08	%(b)	1.07	%(b)	1.06	%(b)	1.03%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.41%		0.26%		0.23%		0.28%		0.20%
After reimbursement and/or waiver of expenses by Adviser	0.41%		0.26%		0.23%		0.28%		0.20%
Portfolio Turnover	35.09	%(c)	52.32%		69.02%		68.74%		52.16%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(c)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

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ASTON/MONTAG & CALDWELL GROWTH FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$18.94		$31.61		$25.24		$23.44		$21.61
Income from Investment Operations:
Net investment income	0.12	(a)	0.13	(a)	0.14	(a)	0.13	(a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	2.62		(8.70)		6.55		1.82		1.83
Total from investment operations	2.74		(8.57)		6.69		1.95		1.94
Less Distributions:
Distributions from and in excess of net investment income	(0.11)		(0.07)		(0.14)		(0.15)		(0.11)
Distributions from net realized gain on investments	(0.60)		(4.03)		(0.18)		—		—
Total distributions	(0.71)		(4.10)		(0.32)		(0.15)		(0.11)
Net increase (decrease) in net asset value	2.03		(12.67)		6.37		1.80		1.83
Net Asset Value, End of Period	$20.97		$18.94		$31.61		$25.24		$23.44
Total Return	15.36%		(30.96)%		26.72%		8.36%		8.99%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,205,637		$754,671		$1,254,382		$1,246,683		$1,727,848
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.86%		0.83	%(b)	0.79	%(b)	0.78	%(b)	0.75%
After reimbursement and/or waiver of expenses by Adviser	0.86%		0.83	%(b)	0.79	%(b)	0.78	%(b)	0.75%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.66%		0.51%		0.51%		0.56%		0.48%
After reimbursement and/or waiver of expenses by Adviser	0.66%		0.51%		0.51%		0.56%		0.48%
Portfolio Turnover	35.09	%(c)	52.32%		69.02%		68.74%		52.16%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(c)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

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ASTON/MONTAG & CALDWELL GROWTH FUND – CLASS R

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$18.69		$31.33		$25.04		$23.23		$21.43
Income from Investment Operations:
Net investment income (loss)	0.03	(a)	—	(a)(b)	—	(a)(b)	0.01	(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	2.61		(8.58)		6.49		1.80		1.83
Total from investment operations	2.64		(8.58)		6.49		1.81		1.82
Less Distributions:
Distributions from and in excess of net investment income	—		(0.03)		(0.02)		—		(0.02)
Distributions from net realized gain on investments	(0.60)		(4.03)		(0.18)		—		—
Total distributions	(0.60)		(4.06)		(0.20)		—		(0.02)
Net increase (decrease) in net asset value	2.04		(12.64)		6.29		1.81		1.80
Net Asset Value, End of Period	$20.73		$18.69		$31.33		$25.04		$23.23
Total Return	14.87%		(31.28)%		26.06%		7.79%		8.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,840		$266		$4,062		$693		$703
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.36%		1.33	%(c)	1.29	%(c)	1.28	%(c)	1.25%
After reimbursement and/or waiver of expenses by Adviser	1.36%		1.33	%(c)	1.29	%(c)	1.28	%(c)	1.25%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.16%		0.01%		0.01%		0.06%		(0.02)%
After reimbursement and/or waiver of expenses by Adviser	0.16%		0.01%		0.01%		0.06%		(0.02)%
Portfolio Turnover	35.09	%(d)	52.32%		69.02%		68.74%		52.16%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Represents less than $0.005 per share.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(d)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

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ASTON/VEREDUS SELECT GROWTH FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.69	$16.77	$13.08	$11.88		$10.31
Income from Investment Operations:
Net investment loss	(0.01)	(0.06)	(0.08)	(0.03	)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.39	(5.60)	3.77	1.24		1.59
Total from investment operations	0.38	(5.66)	3.69	1.21		1.57
Less Distributions:
Distributions from net realized gain on investments	—	(2.42)	—	(0.01)		—
Total distributions	—	(2.42)	—	(0.01)		—
Net increase (decrease) in net asset value	0.38	(8.08)	3.69	1.20		1.57
Net Asset Value, End of Period	$9.07	$8.69	$16.77	$13.08		$11.88
Total Return	4.37%	(39.09)%	28.14%	10.22%		15.23%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$39,437	$37,142	$50,783	$34,687		$13,270
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.37%	1.34%	1.52%	1.75%		2.57%
After reimbursement and/or waiver of expenses by Adviser	1.30%	1.30%	1.30%	1.30%		1.30%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.24)%	(0.55)%	(0.81)%	(0.72)%		(1.76)%
After reimbursement and/or waiver of expenses by Adviser	(0.17)%	(0.51)%	(0.59)%	(0.27)%		(0.49)%
Portfolio Turnover	331.55%	387.57%	283.38%	269.88%		202.37%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

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ASTON/VEREDUS SELECT GROWTH FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06(a)
Net Asset Value, Beginning of Period	$8.74	$16.83	$13.08	$11.97
Income from Investment Operations:
Net investment income (loss)	0.01	(0.02)	(0.02)	—	(b)(c)
Net realized and unrealized gain (loss) on investments	0.41	(5.65)	3.77	1.11
Total from investment operations	0.42	(5.67)	3.75	1.11
Less Distributions:
Distributions from net realized gain on investments	—	(2.42)	—	—
Total distributions	—	(2.42)	—	—
Net increase (decrease) in net asset value	0.42	(8.09)	3.75	1.11
Net Asset Value, End of Period	$9.16	$8.74	$16.83	$13.08
Total Return	4.81%	(38.96)%	28.52%	9.27	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$47,699	$46,040	$3,216	$1,015
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.12%	1.09%	1.19%	1.43	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.05%	1.05%	0.97%	0.98	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.01%	(0.30)%	(0.48)%	(0.55	)%(e)
After reimbursement and/or waiver of expenses by Adviser	0.08%	(0.26)%	(0.26)%	(0.10	)%(e)
Portfolio Turnover	331.55%	387.57%	283.38%	269.88%

(a)	Veredus Select Growth Fund, Class I, commenced investment operations on September 11, 2006.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $(0.005) per share.

(d)	Not Annualized.

(e)	Annualized.

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ASTON GROWTH FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$10.95		$22.49		$22.82		$22.66		$21.76
Income from Investment Operations:
Net investment income	0.05	(a)	0.02		0.05	(a)	—	(b)	0.05	(a)
Net realized and unrealized gain (loss) on investments	1.68	(c)	(5.93)		2.39		1.25		0.90
Total from investment operations	1.73		(5.91)		2.44		1.25		0.95
Less Distributions:
Distributions from and in excess of net investment income	(0.02)		—		(0.03)		—		(0.05)
Distributions from net realized gain on investments	—		(5.63)		(2.74)		(1.09)		—
Total distributions	(0.02)		(5.63)		(2.77)		(1.09)		(0.05)
Net increase (decrease) in net asset value	1.71		(11.54)		(0.33)		0.16		0.90
Net Asset Value, End of Period	$12.66		$10.95		$22.49		$22.82		$22.66
Total Return	15.87%		(33.76)%		11.85%		5.55%		4.38%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$56,305		$62,674		$172,436		$446,884		$888,248
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.16%		1.15	%(e)	1.11	%(e)	1.10	%(e)	1.10%
After reimbursement and/or waiver of expenses by Adviser	1.15	%(d)	1.15	%(e)	1.11	%(e)	1.10	%(e)	1.10%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.41%		0.09%		0.23%		0.01%		0.21%
After reimbursement and/or waiver of expenses by Adviser	0.42%		0.09%		0.23%		0.01%		0.21%
Portfolio Turnover	37.59%		122.68%		47.46%		29.07%		31.30	%(f)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Represents less than $0.005 per share.

(c)	Includes payment by affiliates which is less than $0.005 per share.

(d)	The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(e)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

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ASTON GROWTH FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$11.17		$22.83		$23.14		$22.97		$22.02
Income from Investment Operations:
Net investment income	0.08	(a)	0.06		0.11	(a)	0.07		0.11	(a)
Net realized and unrealized gain (loss) on investments	1.71	(b)	(6.04)		2.43		1.27		0.92
Total from investment operations	1.79		(5.98)		2.54		1.34		1.03
Less Distributions:
Distributions from and in excess of net investment income	(0.06)		(0.05)		(0.11)		(0.08)		(0.08)
Distributions from net realized gain on investments	—		(5.63)		(2.74)		(1.09)		—
Total distributions	(0.06)		(5.68)		(2.85)		(1.17)		(0.08)
Net increase (decrease) in net asset value	1.73		(11.66)		(0.31)		0.17		0.95
Net Asset Value, End of Period	$12.90		$11.17		$22.83		$23.14		$22.97
Total Return	16.21%		(33.61)%		12.19%		5.87%		4.69%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$144,805		$125,727		$247,258		$459,965		$449,492
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.91%		0.90	%(d)	0.83	%(d)	0.81	%(d)	0.82%
After reimbursement and/or waiver of expenses by Adviser	0.90	%(c)	0.90	%(d)	0.83	%(d)	0.81	%(d)	0.82%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.66%		0.34%		0.51%		0.30%		0.49%
After reimbursement and/or waiver of expenses by Adviser	0.67%		0.34%		0.51%		0.30%		0.49%
Portfolio Turnover	37.59%		122.68%		47.46%		29.07%		31.30	%(e)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Includes payment by affiliates which is less than $0.005 per share.

(c)	The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(d)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

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ASTON GROWTH FUND – CLASS R

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$10.78		$22.28		$22.64		$22.53		$21.66
Income from Investment Operations:
Net investment income (loss)	0.02	(a)	0.04		—	(a)(b)	(0.04)		—	(a)(b)
Net realized and unrealized gain (loss) on investments	1.66	(c)	(5.91)		2.38		1.24		0.90
Total from investment operations	1.68		(5.87)		2.38		1.20		0.90
Less Distributions:
Distributions from and in excess of net investment income	(0.01)		—		—		—		(0.03)
Distributions from net realized gain on investments	—		(5.63)		(2.74)		(1.09)		—
Total distributions	(0.01)		(5.63)		(2.74)		(1.09)		(0.03)
Net increase (decrease) in net asset value	1.67		(11.50)		(0.36)		0.11		0.87
Net Asset Value, End of Period	$12.45		$10.78		$22.28		$22.64		$22.53
Total Return	15.69%		(33.93)%		11.61%		5.35%		4.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$588		$560		$684		$1,679		$1,122
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.41%		1.40	%(e)	1.32	%(e)	1.31	%(e)	1.31%
After reimbursement and/or waiver of expenses by Adviser	1.40	%(d)	1.40	%(e)	1.32	%(e)	1.31	%(e)	1.31%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.16%		(0.16)%		0.01%		(0.20)%		0.00%
After reimbursement and/or waiver of expenses by Adviser	0.17%		(0.16)%		0.01%		(0.20)%		0.00%
Portfolio Turnover	37.59%		122.68%		47.46%		29.07%		31.30	%(f)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Represents less than $0.005 per share.

(c)	Includes payment by affiliates which is less than $0.005 per share.

(d)	The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(e)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

Prospectus  |    128

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08		Period Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$6.79	$12.56		$10.00
Income from Investment Operations:
Net investment income (loss)	0.02	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	1.09	(5.74)		2.57
Total from investment operations	1.11	(5.76)		2.56
Less Distributions:
Distributions from and in excess of net investment income	—	(0.01)		—
Total distributions	—	(0.01)		—
Net increase (decrease) in net asset value	1.11	(5.77)		2.56
Net Asset Value, End of Period	$7.90	$6.79		$12.56
Total Return	16.35%	(45.90)%		25.60	%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,334	$3,691		$40,563
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.18	1.89	%(d)	2.30	%(d)(e)
After reimbursement and/or waiver of expenses by Adviser	1.19 (c)	1.12	%(d)	1.13	%(d)(e)(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.73)	(0.86)%		(1.31	)%(e)
After reimbursement and/or waiver of expenses by Adviser	0.26	(0.09)%		(0.14	)%(e)
Portfolio Turnover	76.59%	48.87%		76.40	%(b)

(a)	Optimum Large Cap Opportunity Fund, Class N, commenced investment operations on December 28, 2006.

(b)	Not Annualized.

(c)	Effective March 1, 2009, the Adviser removed the voluntary expense limitation of 1.10%, the contractual expense limitation is 1.22%.

(d)	Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(e)	Annualized.

(f)	The Adviser’s expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

Prospectus  |    129

ASTON/TAMRO DIVERSIFIED EQUITY FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.34	$14.41	$13.91		$12.40		$11.35
Income from Investment Operations:
Net investment income (loss)	— (a)	0.04	0.03		0.09		0.08
Net realized and unrealized gain (loss) on investments	1.42	(4.94)	2.13		1.53		1.05
Total from investment operations	1.42	(4.90)	2.16		1.62		1.13
Less Distributions:
Distributions from and in excess of net investment income	(0.04)	(0.01)	(0.03)		(0.11)		(0.08)
Distributions from net realized gain on investments	—	(1.16)	(1.63)		—		—
Total distributions	(0.04)	(1.17)	(1.66)		(0.11)		(0.08)
Net increase (decrease) in net asset value	1.38	(6.07)	0.50		1.51		1.05
Net Asset Value, End of Period	$9.72	$8.34	$14.41		$13.91		$12.40
Total Return	17.13%	(36.75)%	16.98%		13.10%		9.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$10,486	$8,562	$15,359		$15,864		$21,590
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.95%	1.88%	1.74	%(b)	1.54	%(b)	1.54%
After reimbursement and/or waiver of expenses by Adviser	1.20%	1.20%	1.20	%(b)	1.22	%(b)	1.20%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.77)%	(0.37)%	(0.30)%		0.36%		0.35%
After reimbursement and/or waiver of expenses by Adviser	(0.02)%	0.31%	0.24%		0.68%		0.69%
Portfolio Turnover	85.49%	93.82%	37.87%		43.88%		36.84%

(a)	Represents less than $(0.005) per share.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    130

ASTON/M.D. SASS ENHANCED EQUITY FUND – CLASS N

	Year Ended 10/31/09		Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$8.09		$10.00
Income from Investment Operations:
Net investment income	0.11		0.14
Net realized and unrealized gain (loss) on investments	1.02		(1.91)
Total from investment operations	1.13		(1.77)
Less Distributions:
Distributions from and in excess of net investment income	(0.13)		(0.14)
Distributions from net realized gain on investments	(0.52)		—
Total distributions	(0.65)		(0.14)
Net increase (decrease) in net asset value	0.48		(1.91)
Net Asset Value, End of Period	$8.57		$8.09
Total Return	15.86%		(17.91	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$22,552		$14,389
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.11%		2.38	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.25	%(c)	1.10	%(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.55%		0.86	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.41%		2.14	%(d)
Portfolio Turnover	51.56%		23.68	%(b)

(a)	M.D. Sass Enhanced Equity Fund, Class N, commenced investment operations on January 15, 2008.

(b)	Not Annualized.

(c)	Effective June 1, 2009, the contractual expense limitation was increased from 1.10% to 1.40% due to the change in Sub-Adviser.

(d)	Annualized.

Prospectus  |    131

ASTON VALUE FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net Asset Value, Beginning of Period	$9.07		$15.57		$14.06	$12.15	$11.05
Income from Investment Operations:
Net investment income	0.15		0.15		0.19	0.21	0.17 (a)
Net realized and unrealized gain (loss) on investments	0.41		(5.08)		2.09	2.09	1.10
Total from investment operations	0.56		(4.93)		2.28	2.30	1.27
Less Distributions:
Distributions from and in excess of net investment income	(0.15)		(0.16)		(0.20)	(0.20)	(0.17)
Distributions from net realized gain on investments	(1.17)		(1.41)		(0.57)	(0.19)	—
Total distributions	(1.32)		(1.57)		(0.77)	(0.39)	(0.17)
Net increase (decrease) in net asset value	(0.76)		(6.50)		1.51	1.91	1.10
Net Asset Value, End of Period	$8.31		$9.07		$15.57	$14.06	$12.15
Total Return	8.60%		(34.85)%		16.77%	19.35%	11.48%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,173		$19,704		$130,476	$103,819	$95,624
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.21%		1.18	%(c)	1.16%	1.16%	1.16%
After reimbursement and/or waiver of expenses by Adviser	1.07	%(b)	1.02	%(c)	0.94%	0.94%	0.94%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.77%		1.22%		1.06%	1.37%	1.19%
After reimbursement and/or waiver of expenses by Adviser	1.91%		1.38%		1.28%	1.59%	1.41%
Portfolio Turnover	39.00%		67.57%		28.05%	26.86%	21.84%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 1.07% effective March 1, 2009.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    132

ASTON VALUE FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05(a)
Net Asset Value, Beginning of Period	$9.06		$15.57		$14.07	$12.16	$12.36
Income from Investment Operations:
Net investment income	0.17		0.20		0.23	0.24	0.01	(b)
Net realized and unrealized gain (loss) on investments	0.42		(5.10)		2.07	2.09	(0.21)
Total from investment operations	0.59		(4.90)		2.30	2.33	(0.20)
Less Distributions:
Distributions from and in excess of net investment income	(0.17)		(0.20)		(0.23)	(0.23)	—
Distributions from net realized gain on investments	(1.17)		(1.41)		(0.57)	(0.19)	—
Total distributions	(1.34)		(1.61)		(0.80)	(0.42)	—
Net increase (decrease) in net asset value	(0.75)		(6.51)		1.50	1.91	(0.20)
Net Asset Value, End of Period	$8.31		$9.06		$15.57	$14.07	$12.16
Total Return	9.01%		(34.73)%		16.98%	19.64%	(1.62	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$205,580		$188,688		$289,024	$247,667	$192,662
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.96%		0.93	%(e)	0.91%	0.91%	0.91	%(f)
After reimbursement and/or waiver of expenses by Adviser	0.82	%(d)	0.77	%(e)	0.69%	0.69%	0.69	%(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.02%		1.47%		1.31%	1.62%	0.40	%(f)
After reimbursement and/or waiver of expenses by Adviser	2.16%		1.63%		1.53%	1.84%	0.62	%(f)
Portfolio Turnover	39.00%		67.57%		28.05%	26.86%	21.84%

(a)	Value Fund, Class I, commenced investment operations on September 20, 2005.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 0.82% effective March 1, 2009.

(e)	Ratios of expense to average net assets included interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    133

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Period Ended 10/31/05(a)
Net Asset Value, Beginning of Period	$8.43	$12.58		$11.81	$9.91	$10.00
Income from Investment Operations:
Net investment income	0.26 (b)	0.38		0.46 (b)	0.42	0.13
Short-term capital gains distributions received	—	—		—	— (c)	—
Net realized and unrealized gain (loss) on investments	0.08	(3.54)		0.81	1.89	(0.10)
Total from investment operations	0.34	(3.16)		1.27	2.31	0.03
Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.32)		(0.37)	(0.41)	(0.12)
Return of Capital	—	(0.01)		—	—	—
Distributions from net realized gain on investments	—	(0.66)		(0.13)	—	—
Total distributions	(0.19)	(0.99)		(0.50)	(0.41)	(0.12)
Net increase (decrease) in net asset value	0.15	(4.15)		0.77	1.90	(0.09)
Net Asset Value, End of Period	$8.58	$8.43		$12.58	$11.81	$9.91
Total Return	4.33%	(26.82)%		10.89%	23.71%	0.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$81,842	$51,504		$32,313	$15,899	$5,326
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.21%	1.35	%(e)	1.53%	2.48%	2.71	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.21%	1.30	%(e)	1.30%	1.30%	1.30	%(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.36%	3.81%		3.48%	2.77%	2.65	%(f)
After reimbursement and/or waiver of expenses by Adviser	3.36%	3.86%		3.71%	3.95%	4.06	%(f)
Portfolio Turnover	47.34%	48.95%		114.56%	45.50%	14.37	%(d)

(a)	River Road Dividend All Cap Value Fund, Class N, commenced investment operations on June 28, 2005.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $0.005 per share.

(d)	Not Annualized.

(e)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    134

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08		Period Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$8.42	$12.57		$12.94
Income from Investment Operations:
Net investment income	0.29 (b)	0.41		0.16	(b)
Net realized and unrealized gain (loss) on investments	0.07	(3.55)		(0.37)
Total from investment operations	0.36	(3.14)		(0.21)
Less Distributions:
Distributions from and in excess of net investment income	(0.21)	(0.34)		(0.16)
Return of Capital	—	(0.01)		—
Distributions from net realized gain on investments	—	(0.66)		—
Total distributions	(0.21)	(1.01)		(0.16)
Net increase (decrease) in net asset value	0.15	(4.15)		(0.37)
Net Asset Value, End of Period	$8.57	$8.42		$12.57
Total Return	4.59%	(26.66)%		(1.58	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$77,185	$144		$197
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.96%	1.10	%(d)	1.42	%(e)
After reimbursement and/or waiver of expenses by Adviser	0.96%	1.05	%(d)	0.96	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.61%	4.06%		2.86	%(e)
After reimbursement and/or waiver of expenses by Adviser	3.61%	4.11%		3.33	%(e)
Portfolio Turnover	47.34%	48.95%		114.56%

(a)	River Road Dividend All Cap Value Fund, Class I, commenced investment operations on June 28, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)	Annualized.

Prospectus  |    135

ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND – CLASS N

	Year Ended 10/31/09	Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$5.85	$10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.02	(4.10)
Total from investment operations	0.98	(4.15)
Net increase (decrease) in net asset value	0.98	(4.15)
Net Asset Value, End of Period	$6.83	$5.85
Total Return	16.75%	(41.50	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,959	$1,815
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	5.02%	5.80	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.40%	1.40	%(c)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(4.13)%	(5.07	)%(c)
After reimbursement and/or waiver of expenses by Adviser	(0.51)%	(0.67	)%(c)
Portfolio Turnover	54.37%	63.66	%(b)

(a)	Montag & Caldwell Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b)	Not Annualized.

(c)	Annualized.

Prospectus  |    136

ASTON/OPTIMUM MID CAP FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05
Net Asset Value, Beginning of Period	$17.25		$32.32		$27.16		$23.21	$22.93
Income from Investment Operations:
Net investment income (loss)	0.09		0.05		(0.02)		(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	5.82		(12.93)		7.01		4.88	1.04
Total from investment operations	5.91		(12.88)		6.99		4.86	1.02
Less Distributions:
Distributions from and in excess of net investment income	(0.14)		—		—		—	—
Distributions from net realized gain on investments	(0.29)		(2.19)		(1.83)		(0.91)	(0.74)
Total distributions	(0.43)		(2.19)		(1.83)		(0.91)	(0.74)
Net increase (decrease) in net asset value	5.48		(15.07)		5.16		3.95	0.28
Net Asset Value, End of Period	$22.73		$17.25		$32.32		$27.16	$23.21
Total Return	35.60%		(42.50)%		27.08%		21.39%	4.43%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$842,233		$508,886		$823,036		$577,891	$548,595
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.20	%(a)	1.16	%(a)	1.15	%(a)	1.16%	1.23%
After reimbursement and/or waiver of expenses by Adviser	1.20	%(a)	1.16	%(a)	1.15	%(a)	1.16%	1.23%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.46%		0.18%		(0.09)%		(0.09)%	(0.08)%
After reimbursement and/or waiver of expenses by Adviser	0.46%		0.18%		(0.09)%		(0.09)%	(0.08)%
Portfolio Turnover	17.72%		22.58%		26.15%		30.65%	27.42%

(a)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    137

ASTON/OPTIMUM MID CAP FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05
Net Asset Value, Beginning of Period	$17.47		$32.64		$27.34		$23.30	$22.96
Income from Investment Operations:
Net investment income	0.13		0.11		0.05		0.05	0.04
Net realized and unrealized gain (loss) on investments	5.89		(13.09)		7.08		4.90	1.04
Total from investment operations	6.02		(12.98)		7.13		4.95	1.08
Less Distributions:
Distributions from and in excess of net investment income	(0.20)		—		—		—	—
Distributions from net realized gain on investment	(0.29)		(2.19)		(1.83)		(0.91)	(0.74)
Total distributions	(0.49)		(2.19)		(1.83)		(0.91)	(0.74)
Net increase (decrease) in net asset value	5.53		(15.17)		5.30		4.04	0.34
Net Asset Value, End of Period	$23.00		$17.47		$32.64		$27.34	$23.30
Total Return	35.97%		(42.39)%		27.43%		21.76%	4.69%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$150,953		$93,176		$126,691		$81,670	$73,293
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.95	%(a)	0.91	%(a)	0.87	%(a)	0.89%	0.94%
After reimbursement and/or waiver of expenses by Adviser	0.95	%(a)	0.91	%(a)	0.87	%(a)	0.89%	0.94%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.71%		0.43%		0.19%		0.18%	0.21%
After reimbursement and/or waiver of expenses by Adviser	0.71%		0.43%		0.19%		0.18%	0.21%
Portfolio Turnover	17.72%		22.58%		26.15%		30.65%	27.42%

(a)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    138

ASTON/CARDINAL MID CAP VALUE FUND – CLASS N

	Year Ended 10/31/09	Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$6.23	$10.00
Income from Investment Operations:
Net investment income	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.99	(3.78)
Total from investment operations	1.01	(3.77)
Less Distributions:
Distributions from net investment income	(0.07)	—
Total distributions	(0.07)	—
Net increase (decrease) in net asset value	0.94	(3.77)
Net Asset Value, End of Period	$7.17	$6.23
Total Return	16.45%	(37.70	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$916	$783
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	11.18%	11.20	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.40%	1.40	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(9.48)%	(9.64	)%(c)
After reimbursement and/or waiver of expenses by Adviser	0.30%	0.16	%(c)
Portfolio Turnover	65.55%	50.79	%(b)

(a)	Cardinal Mid Cap Value Fund, Class N, commenced investment operations on November 2, 2007.

(b)	Not Annualized.

(c)	Annualized.

Prospectus  |    139

ASTON/VEREDUS AGGRESSIVE GROWTH FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.38		$22.42		$18.44		$18.35		$16.26
Income from Investment Operations:
Net investment loss	(0.10)		(0.17)		(0.24	)(a)	(0.22	)(a)	(0.20)
Net realized and unrealized gain (loss) on investments	0.74		(8.31)		5.45		0.31		2.29
Total from investment operations	0.64		(8.48)		5.21		0.09		2.09
Less Distributions:
Distributions from net realized gain on investments	(0.05)		(5.56)		(1.23)		—		—
Total distributions	(0.05)		(5.56)		(1.23)		—		—
Net increase (decrease) in net asset value	0.59		(14.04)		3.98		0.09		2.09
Net Asset Value, End of Period	$8.97		$8.38		$22.42		$18.44		$18.35
Total Return	7.79%		(47.87)%		30.01%		0.49%		12.85%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$32,140		$43,149		$114,803		$367,113		$549,452
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.82	%(b)	1.55	%(b)	1.48	%(b)	1.41	%(b)	1.42%
After reimbursement and/or waiver of expenses by Adviser	1.49	%(b)	1.49	%(b)	1.48	%(b)	1.41	%(b)	1.42%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.48)%		(1.21)%		(1.27)%		(1.15)%		(1.06)%
After reimbursement and/or waiver of expenses by Adviser	(1.15)%		(1.15)%		(1.27)%		(1.15)%		(1.06)%
Portfolio Turnover	264.98%		166.19%		126.54%		133.21%		140.04%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    140

ASTON/VEREDUS AGGRESSIVE GROWTH FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.61		$22.83		$18.71		$18.57		$16.40
Income from Investment Operations:
Net investment loss	(0.08)		(0.21)		(0.19	)(a)	(0.17	)(a)	(0.12)
Net realized and unrealized gain (loss) on investments	0.77		(8.45)		5.54		0.31		2.29
Total from investment operations	0.69		(8.66)		5.35		0.14		2.17
Less Distributions:
Distributions from net realized gain on investments	(0.05)		(5.56)		(1.23)		—		—
Total distributions	(0.05)		(5.56)		(1.23)		—		—
Net increase (decrease) in net asset value	0.64		(14.22)		4.12		0.14		2.17
Net Asset Value, End of Period	$9.25		$8.61		$22.83		$18.71		$18.57
Total Return	8.16%		(47.77)%		30.34%		0.75%		13.23%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$13,356		$16,719		$115,942		$150,697		$156,286
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.57	%(b)	1.30	%(b)	1.19	%(b)	1.13	%(b)	1.14%
After reimbursement and/or waiver of expenses by Adviser	1.24	%(b)	1.24	%(b)	1.19	%(b)	1.13	%(b)	1.14%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.23)%		(0.96)%		(0.98)%		(0.87)%		(0.78)%
After reimbursement and/or waiver of expenses by Adviser	(0.90)%		(0.90)%		(0.98)%		(0.87)%		(0.78)%
Portfolio Turnover	264.98%		166.19%		126.54%		133.21%		140.04%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    141

ASTON/TAMRO SMALL CAP FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$13.64		$20.99	$19.73		$15.63		$15.25
Income from Investment Operations:
Net investment income (loss)	(0.05	)(a)	0.05	(0.08	)(a)	(0.07	)(a)	(0.07	)(a)
Net realized and unrealized gain (loss) on investments	1.08		(6.43)	2.48		4.17		1.45
Total from investment operations	1.03		(6.38)	2.40		4.10		1.38
Less Distributions:
Distributions from net realized gain on investments	—		(0.97)	(1.14)		—		(1.00)
Total distributions	—		(0.97)	(1.14)		—		(1.00)
Net increase (decrease) in net asset value	1.03		(7.35)	1.26		4.10		0.38
Net Asset Value, End of Period	$14.67		$13.64	$20.99		$19.73		$15.63
Total Return	7.63%		(31.58)%	12.56%		26.23%		9.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$241,524		$159,965	$235,242		$182,462		$148,950
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.37%		1.32%	1.33	%(c)	1.42%		1.41%
After reimbursement and/or waiver of expenses by Adviser	1.36	%(b)	1.30%	1.30	%(c)	1.30%		1.30%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.41)%		0.29%	(0.42)%		(0.51)%		(0.58)%
After reimbursement and/or waiver of expenses by Adviser	(0.40)%		0.31%	(0.39)%		(0.39)%		(0.47)%
Portfolio Turnover	89.92%		66.65%	58.88%		58.28%		56.28%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The Adviser removed the contractual expense limitation of 1.30%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(c)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    142

ASTON/TAMRO SMALL CAP FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05(a)
Net Asset Value, Beginning of Period	$13.79		$21.16	$19.83		$15.67		$15.32
Income from Investment Operations:
Net investment income (loss)	(0.02	)(b)	0.02	(0.02	)(b)	(0.02	)(b)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	1.12		(6.42)	2.49		4.18		0.39
Total from investment operations	1.10		(6.40)	2.47		4.16		0.35
Less Distributions:
Distributions from and in excess of net investment income	(0.02)		—	—		—		—
Distributions from net realized gain on investments	—		(0.97)	(1.14)		—		—
Total distributions	(0.02)		(0.97)	(1.14)		—		—
Net increase (decrease) in net asset value	1.08		(7.37)	1.33		4.16		0.35
Net Asset Value, End of Period	$14.87		$13.79	$21.16		$19.83		$15.67
Total Return	7.94%		(31.42)%	12.86%		26.55%		2.28	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$515,592		$238,399	$137,059		$63,982		$11,432
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.12%		1.07%	1.05	%(e)	1.11%		1.16	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.11	%(d)	1.05%	1.02	%(e)	0.99%		1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.16)%		0.54%	(0.14)%		(0.20)%		(0.39	)%(f)
After reimbursement and/or waiver of expenses by Adviser	(0.15)%		0.56%	(0.11)%		(0.08)%		(0.28	)%(f)
Portfolio Turnover	89.92%		66.65%	58.88%		58.28%		56.28%

(a)	TAMRO Small Cap Fund, Class I, commenced investment operations on January 4, 2005.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	The Adviser removed the contractual expense limitation of 1.05%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(e)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    143

ASTON/RIVER ROAD SELECT VALUE FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Period Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$7.13		$10.13		$10.00
Income from Investment Operations:
Net investment income (loss)	—	(b)(c)	—	(b)(c)	0.01
Net realized and unrealized gain (loss) on investments	0.59		(3.00)		0.12
Total from investment operations	0.59		(3.00)		0.13
Less Distributions:
Distributions from net investment income	(0.01)		—		—
Total distribution	(0.01)		—		—
Net increase (decrease) in net asset value	0.58		(3.00)		0.13
Net Asset Value, End of Period	$7.71		$7.13		$10.13
Total Return	8.33%		(29.62)%		1.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$41,801		$26,714		$10,292
Ratios of expenses to average net assets:
Before recoupment and/or waiver of expenses by Adviser	1.44%		1.56%		3.18	%(e)
After recoupment and/or waiver of expenses by Adviser	1.50%		1.50%		1.50	%(e)
Ratios of net investment income (loss) to average net assets:
Before recoupment and/or waiver of expenses by Adviser	0.04%		(0.08)%		(1.43	)%(e)
After recoupment and/or waiver of expenses by Adviser	(0.02)%		(0.02)%		0.25	%(e)
Portfolio Turnover	44.09%		54.93%		41.51	%(d)

(a)	River Road Select Value Fund, Class N, commenced investment operations on March 29, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $(0.005) per share.

(d)	Not Annualized.

(e)	Annualized.

Prospectus  |    144

ASTON/RIVER ROAD SELECT VALUE FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08	Period Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$7.14	$10.13	$10.51
Income from Investment Operations:
Net investment income	0.02 (b)	0.02 (b)	0.01
Net realized and unrealized gain (loss) on investments	0.59	(3.00)	(0.39)
Total from investment operations	0.61	(2.98)	(0.38)
Less Distributions:
Distributions from net investment income	(0.02)	(0.01)	—
Total distributions	(0.02)	(0.01)	—
Net increase (decrease) in net asset value	0.59	(2.99)	(0.38)
Net Asset Value, End of Period	$7.73	$7.14	$10.13
Total Return	8.52%	(29.49)%	(3.52	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$167,334	$84,002	$7,482
Ratios of expenses to average net assets:
Before recoupment and/or waiver of expenses by Adviser	1.19%	1.31%	2.57	%(d)
After recoupment and/or waiver of expenses by Adviser	1.25%	1.25%	1.24	%(d)
Ratios of net investment income (loss) to average net assets:
Before recoupment and/or waiver of expenses by Adviser	0.29%	0.17%	(0.91	)%(d)
After recoupment and/or waiver of expenses by Adviser	0.23%	0.23%	0.42	%(d)
Portfolio Turnover	44.09%	54.93%	41.51	%(c)

(a)	River Road Select Value Fund, Class I, commenced investment operations on June 28, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	Annualized.

Prospectus  |    145

ASTON/RIVER ROAD SMALL CAP VALUE FUND – CLASS N

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05(a)
Net Asset Value, Beginning of Period	$9.30		$14.37		$13.46		$10.28	$10.00
Income from Investment Operations:
Net investment income	0.01		0.01	(b)	0.05	(b)	0.02	—	(c)
Net realized and unrealized gain (loss) on investments	0.92		(4.54)		1.04		3.16	0.28
Total from investment operations	0.93		(4.53)		1.09		3.18	0.28
Less Distributions:
Distributions from and in excess of net investment income	(0.01)		—		(0.05)		—	—
Distributions from net realized gain on investments	—		(0.54)		(0.13)		—	—
Total distributions	(0.01)		(0.54)		(0.18)		—	—
Net increase (decrease) in net asset value	0.92		(5.07)		0.91		3.18	0.28
Net Asset Value, End of Period	$10.22		$9.30		$14.37		$13.46	$10.28
Total Return	9.99%		(32.51)%		8.12%		30.93%	2.80	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$216,221		$160,245		$237,695		$167,438	$6,299
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.40%		1.45	%(f)	1.44	%(f)	1.78%	2.86	%(g)
After reimbursement and/or waiver of expenses by Adviser	1.40	%(e)	1.45	%(f)	1.44	%(f)	1.43%	1.50	%(g)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.05%		0.08%		0.38%		0.25%	(1.41	)%(g)
After reimbursement and/or waiver of expenses by Adviser	0.05%		0.08%		0.38%		0.60%	(0.05	)%(g)
Portfolio Turnover	35.83%		57.32%		74.18%		51.63%	20.82	%(d)(h)

(a)	River Road Small Cap Value Fund, Class N, commenced investment operations on June 28, 2005.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $(0.005) per share.

(d)	Not Annualized.

(e)	The Adviser removed the contractual expense limitation of 1.50%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(f)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(g)	Annualized.

(h)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

Prospectus  |    146

ASTON/RIVER ROAD SMALL CAP VALUE FUND – CLASS I

	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$9.32		$14.37		$14.04
Income from Investment Operations:
Net investment income	0.03		0.04	(b)	0.09	(b)
Net realized and unrealized gain (loss) on investments	0.92		(4.54)		0.46
Total from investment operations	0.95		(4.50)		0.55
Less Distributions:
Distributions from and in excess of net investment income	(0.03)		(0.01)		(0.09)
Distributions from net realized gain on investments	—		(0.54)		(0.13)
Total distributions	(0.03)		(0.55)		(0.22)
Net increase (decrease) in net asset value	0.92		(5.05)		0.33
Net Asset Value, End of Period	$10.24		$9.32		$14.37
Total Return	10.31%		(32.34)%		3.91	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$282,542		$114,666		$64,525
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.15%		1.20	%(e)	1.16	%(e)(f)
After reimbursement and/or waiver of expenses by Adviser	1.15	%(d)	1.20	%(e)	1.16	%(e)(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.30%		0.33%		0.31	%(f)
After reimbursement and/or waiver of expenses by Adviser	0.30%		0.33%		0.31	%(f)
Portfolio Turnover	35.83%		57.32%		74.18%

(a)	River Road Small Cap Value Fund, Class I, commenced investment operations on December 13, 2006.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	The Adviser removed the contractual expense limitation of 1.25%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(e)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    147

ASTON/NEPTUNE INTERNATIONAL FUND – CLASS N

	Year Ended 10/31/09	Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$5.85	$11.14
Income from Investment Operations:
Net investment income	0.09 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	1.18 (c)	(5.31)
Total from investment operations	1.27	(5.29)
Less Distributions:
Distributions from and in excess of net investment income	(0.03)	—
Total distributions	(0.03)	—
Net increase (decrease) in net asset value	1.24	(5.29)
Net Asset Value, End of Period	$7.09	$5.85
Total Return	21.94%	(47.49	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$293	$225
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.64%	3.15	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.27%	1.27	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.07%	(1.24	)%(e)
After reimbursement and/or waiver of expenses by Adviser	1.44%	0.64	%(e)
Portfolio Turnover	42.65%	7.39%

(a)	Neptune International Fund, Class N, commenced investment operations on June 18, 2008.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates which is less than $0.005 per share.

(d)	Not Annualized.

(e)	Annualized.

Prospectus  |    148

ASTON/NEPTUNE INTERNATIONAL FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08		Period Ended 10/31/07(a)
Net Asset Value, Beginning of Period	$5.85	$12.24		$10.00
Income from Investment Operations:
Net investment income	0.10 (b)	0.17	(b)	0.03
Net realized and unrealized gain (loss) on investments	1.19 (c)	(6.42)		2.21
Total from investment operations	1.29	(6.25)		2.24
Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.14)		—
Total distributions	(0.05)	(0.14)		—
Net increase (decrease) in net asset value	1.24	(6.39)		2.24
Net Asset Value, End of Period	$7.09	$5.85		$12.24
Total Return	22.23%	(51.55)%		22.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,194	$8,378		$2,370
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.39%	3.02%		11.72	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.02%	1.04	%(e)	1.25	%(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.32%	(0.24)%		(9.21	)%(f)
After reimbursement and/or waiver of expenses by Adviser	1.69%	1.74%		1.26	%(f)
Portfolio Turnover	42.65%	7.39%		5.14	%(d)

(a)	Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates which is less than $0.005 per share.

(d)	Not Annualized.

(e)	Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02% for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

(f)	Annualized.

Prospectus  |    149

ASTON/BARINGS INTERNATIONAL FUND – CLASS I

	Year Ended 10/31/09	Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$5.08	$10.00
Income from Investment Operations:
Net investment income	0.10 (b)	0.10
Net realized and unrealized gain (loss) on investments	1.27 (c)	(5.02)
Total from investment operations	1.37	(4.92)
Less Distributions:
Distributions from and in excess of net investment income	(0.01)	—
Total distributions	(0.01)	—
Net increase (decrease) in net asset value	1.36	(4.92)
Net Asset Value, End of Period	$6.44	$5.08
Total Return	27.11%	(49.20	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$28,277	$5,517
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.01%	3.95	%(e)(f)
After reimbursement and/or waiver of expenses by Adviser	1.15%	1.18	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.80%	(1.11	)%(f)
After reimbursement and/or waiver of expenses by Adviser	1.66%	1.66	%(f)
Portfolio Turnover	115.51%	121.99	%(d)

(a)	Barings International Fund, Class I, commenced investment operations on November 2, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates which is less than $0.005 per share.

(d)	Not Annualized.

(e)	Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    150

ASTON DYNAMIC ALLOCATION FUND – CLASS N

	Year Ended 10/31/09	Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$8.24	$10.00
Income from Investment Operations:
Net investment income	0.06	0.07
Net realized and unrealized income (loss) on investments	0.99 (b)	(1.76)
Total from investment operations	1.05	(1.69)
Less Distributions:
Distributions from and in excess of net investment income	(0.12)	(0.07)
Total distributions	(0.12)	(0.07)
Net increase (decrease) in net asset value	0.93	(1.76)
Net Asset Value, End of Period	$9.17	$8.24
Total Return	12.98%	(16.98	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$39,191	$6,070
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser(d)	1.69%	5.11	%(e)(f)
After reimbursement and/or waiver of expenses by Adviser(d)	1.30%	1.31	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.39%	(2.48	)%(e)(f)
After reimbursement and/or waiver of expenses by Adviser	0.78%	1.32	%(e)(f)
Portfolio Turnover	365.93%	498.68	%(c)

(a)	Dynamic Allocation Fund, Class N, commenced investment operations on January 10, 2008.

(b)	Includes payments by affiliates which is less than $0.005 per share.

(c)	Not Annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.

(e)	Ratios of expenses to average net assets include interest expense of 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)	Annualized.

Prospectus  |    151

ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND – CLASS N

	Year Ended 10/31/09		Period Ended 10/31/08(a)
Net Asset Value, Beginning of Period	$8.64		$10.00
Income from Investment Operations:
Net investment income	0.04		0.01
Net realized and unrealized gain (loss) on investments	0.28		(1.37)
Total from investment operations	0.32		(1.36)
Less Distributions:
Distributions from and in excess of net investment income	(0.07)		—
Total distributions	(0.07)		—
Net increase (decrease) in net asset value	0.25		(1.36)
Net Asset Value, End of Period	$8.89		$8.64
Total Return	3.85%		(13.60	)%(b)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$17,706		$13,748
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser(c)	1.51%		3.77	%(e)
After reimbursement and/or waiver of expenses by Adviser(c)	1.21	%(d)	1.50	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.21%		(2.02	)%(e)
After reimbursement and/or waiver of expenses by Adviser	0.51%		0.25	%(e)
Portfolio Turnover	325.31%		172.11	%(b)

(a)	New Century Absolute Return ETF Fund, Class N, commenced investment operations on March 4, 2008.

(b)	Not Annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.

(d)	The Sub-Adviser has agreed that for any full calendar year of operations, if any such period the Fund had a total return (before taxes) of less than zero then the Sub-Adviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the Adviser has agreed to reduce its advisory fee to 0.15%. For the period ended December 31, 2008, the Fund’s total return was less than zero, therefore the Adviser reduced its advisory fee to 0.15% for the 2009 calendar year. The Adviser voluntarily waived 0.12% of its advisory fees through October 31, 2009.

(e)	Annualized.

Prospectus  |    152

ASTON/LAKE PARTNERS LASSO ALTERNATIVES FUND – CLASS I

	Period Ended 10/31/09(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	—	(b)
Net realized and unrealized gain on investments	1.15
Total from investment operations	1.15
Less Distributions:
Distributions from and in excess of net investment income	—
Total distributions	—
Net increase in net asset value	1.15
Net Asset Value, End of Period	$11.15
Total Return	11.50	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,845
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser(d)	18.16	%(e)
After reimbursement and/or waiver of expenses by Adviser(d)	1.35	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(16.92	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.11	)%(e)
Portfolio Turnover	65.93	%(c)

(a)	Lake Partners LASSO Alternatives Fund, Class I, commenced investment operations on April 1, 2009.

(b)	Represents less than $(0.005) per share.

(c)	Not Annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.

(e)	Annualized.

Prospectus  |    153

ASTON/FORTIS REAL ESTATE FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$6.08	$15.59		$19.99		$16.23		$14.56
Income from Investment Operations:
Net investment income	0.15 (a)	0.07	(a)	0.30	(a)	0.32	(a)	0.46 (a)
Net realized and unrealized gain (loss) on investments	(0.28)	(5.50)		(0.40)		5.42		2.10
Total from investment operations	(0.13)	(5.43)		(0.10)		5.74		2.56
Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.09)		(0.05)		(0.13)		(0.26)
Distributions from net realized gain on investments	—	(3.99)		(4.25)		(1.85)		(0.63)
Total distributions	(0.18)	(4.08)		(4.30)		(1.98)		(0.89)
Net increase (decrease) in net asset value	(0.31)	(9.51)		(4.40)		3.76		1.67
Net Asset Value, End of Period	$5.77	$6.08		$15.59		$19.99		$16.23
Total Return	(1.44)%	(43.76)%		(1.41)%		39.19%		18.06%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,011	$6,030		$49,123		$72,506		$54,851
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.94%	1.57	%(b)	1.46	%(b)	1.46	%(b)	1.45%
After reimbursement and/or waiver of expenses by Adviser	1.37%	1.37	%(b)	1.37	%(b)	1.37	%(b)	1.37%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.55%	0.49%		1.73%		1.77%		2.91%
After reimbursement and/or waiver of expenses by Adviser	3.12%	0.69%		1.82%		1.86%		2.99%
Portfolio Turnover	139.76%	85.08%		88.75%		83.15%		43.14%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    154

ASTON/FORTIS REAL ESTATE FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05(a)
Net Asset Value, Beginning of Period	$6.08	$15.62		$20.00		$16.23		$16.64
Income from Investment Operations:
Net investment income	0.16 (b)	0.09	(b)	0.34	(b)	0.36	(b)	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.28)	(5.51)		(0.40)		5.42		(0.51)
Total from investment operations	(0.12)	(5.42)		(0.06)		5.78		(0.41)
Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.13)		(0.07)		(0.16)		—
Distributions from net realized gain on investments	—	(3.99)		(4.25)		(1.85)		—
Total distributions	(0.22)	(4.12)		(4.32)		(2.01)		—
Net increase (decrease) in net asset value	(0.34)	(9.54)		(4.38)		3.77		(0.41)
Net Asset Value, End of Period	$5.74	6.08		$15.62		$20.00		$16.23
Total Return	(1.27)%	(43.58)%		(1.18)%		39.54%		(2.46	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$21,905	$23,411		$41,545		$46,025		$32,711
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.69%	1.32	%(d)	1.20	%(d)	1.21	%(d)	1.32	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.12%	1.12	%(d)	1.11	%(d)	1.12	%(d)	1.11	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.80%	0.74%		1.99%		2.02%		5.11	%(e)
After reimbursement and/or waiver of expenses by Adviser	3.37%	0.94%		2.08%		2.11%		5.32	%(e)
Portfolio Turnover	139.76%	85.08%		88.75%		83.15%		43.14%

(a)	Fortis Real Estate Fund, Class I, commenced investment operations on September 20, 2005.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Not Annualized.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)	Annualized.

Prospectus  |    155

ASTON/MONTAG & CALDWELL BALANCED FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$15.61	$19.98	$17.21		$16.41		$15.81
Income from Investment Operations:
Net investment income	0.21 (a)	0.29	0.19	(a)	0.18	(a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	2.15	(4.42)	2.82		0.87		0.67
Total from investment operations	2.36	(4.13)	3.01		1.05		0.84
Less Distributions:
Distributions from and in excess of net investment income	(0.24)	(0.24)	(0.24)		(0.25)		(0.24)
Total distributions	(0.24)	(0.24)	(0.24)		(0.25)		(0.24)
Net increase (decrease) in net asset value	2.12	(4.37)	2.77		0.80		0.60
Net Asset Value, End of Period	$17.73	$15.61	$19.98		$17.21		$16.41
Total Return	15.32%	(20.87)%	17.63%		6.56%		5.27%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$14,938	$16,586	$16,703		$23,355		$48,759
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.73%	1.74%	1.72	%(b)	1.33	%(b)	1.16%
After reimbursement and/or waiver of expenses by Adviser	1.26%	1.35%	1.36	%(b)	1.33	%(b)	1.16%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.81%	0.74%	0.71%		1.07%		1.04%
After reimbursement and/or waiver of expenses by Adviser	1.28%	1.13%	1.07%		1.07%		1.04%
Portfolio Turnover	38.72%	43.65%	36.25%		33.70%		33.43%

(a)	The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    156

ASTON/MONTAG & CALDWELL BALANCED FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$15.57	$19.94	$17.19		$16.39		$15.81
Income from Investment Operations:
Net investment income	0.23 (a)	0.27	0.24	(a)	0.22	(a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	2.16	(4.35)	2.80		0.88		0.66
Total from investment operations	2.39	(4.08)	3.04		1.10		0.87
Less Distributions:
Distributions from and in excess of net investment income	(0.28)	(0.29)	(0.29)		(0.30)		(0.29)
Total distributions	(0.28)	(0.29)	(0.29)		(0.30)		(0.29)
Net increase (decrease) in net asset value	2.11	(4.37)	2.75		0.80		0.58
Net Asset Value, End of Period	$17.68	$15.57	$19.94		$17.19		$16.39
Total Return	15.53%	(20.71)%	17.87%		6.80%		5.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,149	$919	$1,158		$7,640		$19,609
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.57%	1.49%	1.44	%(b)	1.07	%(b)	0.91%
After reimbursement and/or waiver of expenses by Adviser	1.10%	1.10%	1.08	%(b)	1.07	%(b)	0.91%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.97%	0.99%	0.99%		1.33%		1.29%
After reimbursement and/or waiver of expenses by Adviser	1.44%	1.38%	1.35%		1.33%		1.29%
Portfolio Turnover	38.72%	43.65%	36.25%		33.70%		33.43%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    157

ASTON BALANCED FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$4.83	$7.97		$10.65		$10.84		$11.32
Income from Investment Operations:
Net investment income	0.08	0.08		0.12		0.12		0.16
Net realized and unrealized gain (loss) on investments	0.71	(1.73)		0.69		0.45		0.20
Total from investment operations	0.79	(1.65)		0.81		0.57		0.36
Less Distributions:
Distributions from and in excess of net investment income	(0.08)	(0.09)		(0.14)		(0.17)		(0.19)
Distributions from net realized gain on investments	—	(1.40)		(3.35)		(0.59)		(0.65)
Total distributions	(0.08)	(1.49)		(3.49)		(0.76)		(0.84)
Net increase (decrease) in net asset value	0.71	(3.14)		(2.68)		(0.19)		(0.48)
Net Asset Value, End of Period	$5.54	$4.83		$7.97		$10.65		$10.84
Total Return	16.50%	(24.76)%		10.47%		5.33%		3.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$16,805	$17,673		$35,924		$60,831		$173,051
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.49%	1.50	%(a)	1.31	%(a)	1.14	%(a)	1.09%
After reimbursement and/or waiver of expenses by Adviser	1.49%	1.50	%(a)	1.31	%(a)	1.14	%(a)	1.09%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.43%	1.33%		1.48%		1.38%		1.53%
After reimbursement and/or waiver of expenses by Adviser	1.43%	1.33%		1.48%		1.38%		1.53%
Portfolio Turnover	43.33%	106.18%		60.93%		36.66%		28.76%

(a)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit.

Prospectus  |    158

ASTON/TCH FIXED INCOME FUND – CLASS N

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.60	$9.73		$9.62		$9.69		$10.13
Income from Investment Operations:
Net investment income	0.49 (a)	0.47		0.48	(a)	0.45	(a)	0.42 (a)
Net realized and unrealized gain (loss) on investments	1.44	(1.10)		0.14		(0.04)		(0.38)
Total from investment operations	1.93	(0.63)		0.62		0.41		0.04
Less Distributions:
Distributions from and in excess of net investment income	(0.51)	(0.50)		(0.51)		(0.48)		(0.48)
Total distributions	(0.51)	(0.50)		(0.51)		(0.48)		(0.48)
Net increase (decrease) in net asset value	1.42	(1.13)		0.11		(0.07)		(0.44)
Net Asset Value, End of Period	$10.02	$8.60		$9.73		$9.62		$9.69
Total Return	22.99%	(6.89)%		6.56%		4.42%		0.40%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$47,008	$42,765		$52,662		$77,096		$138,807
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.96%	1.06%		1.04	%(b)	0.96	%(b)	0.95%
After reimbursement and/or waiver of expenses by Adviser	0.61%	0.65	%(c)	0.73	%(b)(c)	0.75	%(b)	0.74%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.93%	4.59%		4.63%		4.45%		3.98%
After reimbursement and/or waiver of expenses by Adviser	5.28%	5.00%		4.94%		4.66%		4.19%
Portfolio Turnover	40.81%	78.39%		71.61%		71.19%		41.33%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(c)	The Adviser’s expense reimbursement level, which affects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.64% to 0.74%.

Prospectus  |    159

ASTON/TCH FIXED INCOME FUND – CLASS I

	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net Asset Value, Beginning of Period	$8.60	$9.73		$9.62		$9.69		$10.13
Income from Investment Operations:
Net investment income	0.50 (a)	0.48		0.51	(a)	0.47	(a)	0.44 (a)
Net realized and unrealized gain (loss) on investments	1.44	(1.09)		0.13		(0.03)		(0.37)
Total from investment operations	1.94	(0.61)		0.64		0.44		0.07
Less Distributions:
Distributions from and in excess of net investment income	(0.52)	(0.52)		(0.53)		(0.51)		(0.51)
Total distributions	(0.52)	(0.52)		(0.53)		(0.51)		(0.51)
Net increase (decrease) in net asset value	1.42	(1.13)		0.11		(0.07)		(0.44)
Net Asset Value, End of Period	$10.02	$8.60		$9.73		$9.62		$9.69
Total Return	23.14%	(6.65)%		6.84%		4.68%		0.65%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,276	$25,891		$39,318		$43,148		$72,876
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.84%	0.81%		0.78	%(b)	0.71	%(b)	0.70%
After reimbursement and/or waiver of expenses by Adviser	0.49%	0.40	%(c)	0.47	%(b)(c)	0.50	%(b)	0.49%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	5.05%	4.84%		4.89%		4.70%		4.23%
After reimbursement and/or waiver of expenses by Adviser	5.40%	5.25%		5.20%		4.91%		4.44%
Portfolio Turnover	40.81%	78.39%		71.61%		71.19%		41.33%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit.

(c)	The Adviser’s expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.39% to 0.49%.

Prospectus  |    160

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2010, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

Contacting Aston Funds

You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940

Phone:	Shareholder Services & Fund Literature Investment Advisor Services	800 992-8151 800 597-9704

Web site:	www.astonfunds.com

Obtaining Information from the SEC

You can visit the EDGAR Database on the SEC’s Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

Prospectus  |    161

Aston Funds

P.O. Box 9765

Providence, RI 02940

ATN PRO 10

ASTON FUNDS

Ticker Symbols
EQUITY FUNDS	Class N	Class I	Class R
Aston/Montag & Caldwell Growth Fund	MCGFX	MCGIX	MCRGX
Aston/Veredus Select Growth Fund	AVSGX	AVISX	--
Aston Growth Fund	CHTIX	CTGIX	CCGRX
Aston/Optimum Large Cap Opportunity Fund	AOLCX	--	--
Aston/TAMRO Diversified Equity Fund	ATLVX	--	--
Aston/M.D. Sass Enhanced Equity Fund	AMBEX	AMDSX	--
Aston Value Fund	RVALX	AAVIX	--
Aston/River Road Dividend All Cap Value Fund	ARDEX	ARIDX	--
Aston/Montag & Caldwell Mid Cap Growth Fund	AMCMX	--	--
Aston/Optimum Mid Cap Fund	CHTTX	ABMIX	--
Aston/Cardinal Mid Cap Value Fund	ACDMX	--	--
Aston/Veredus Aggressive Growth Fund	VERDX	AVEIX	--
Aston/Fasciano Small Cap Fund	AFASX	--	--
Aston/TAMRO Small Cap Fund	ATASX	ATSIX	--
Aston/River Road Select Value Fund	ARSMX	ARIMX	--
Aston/River Road Small Cap Value Fund	ARSVX	ARSIX	--
INTERNATIONAL FUNDS
Aston/Neptune International Fund	ANINX	ANIIX	--
Aston/Barings International Fund	ABARX	ABIIX	--
ALTERNATIVE FUNDS
Aston Dynamic Allocation Fund	ASENX	--	--
Aston/New Century Absolute Return ETF Fund	ANENX	--	--
Aston/Lake Partners LASSO Alternatives Fund	ALSNX	ALSOX	--
SECTOR FUND
Aston/Fortis Real Estate Fund	ARFCX	AARIX	--
BALANCED FUNDS
Aston/Montag & Caldwell Balanced Fund	MOBAX	MOBIX	--
Aston Balanced Fund	CHTAX	--	--
FIXED INCOME FUND
Aston/TCH Fixed Income Fund	CHTBX	CTBIX	--

(Each a “Fund” and collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2010

This statement of additional information dated March 1, 2010 (“SAI”) provides supplementary information pertaining to shares representing interests in the twenty-five currently available investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the “Trust”).

This SAI is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus dated March 1, 2010, as amended or supplemented from time to time. No investment in any of the Funds should be made without first reading the prospectus.

The audited financial statements for the fiscal year ended October 31, 2009 for the Funds are incorporated herein by reference to the Funds’ Annual Reports as filed with the Securities and Exchange Commission (“SEC”). This SAI is incorporated by reference to the Prospectus.

You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at Aston Funds, P.O. Box 9765, Providence, RI 02940 or 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the prospectuses or SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERINGS MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE

THE FUNDS

Aston Funds, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except Aston/Fortis Real Estate Fund, which is classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993.

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

The following supplements the information contained in the prospectus concerning the investment objective(s), strategies and risks of investing in the Funds. Except as otherwise stated below or in the prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in “Investment Restrictions” are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders.

American Depositary Receipts (“ADRs”), Continental Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security.

Below Investment-Grade (High Yield) Debt Securities

Fixed income securities rated Ba or lower by Moody’s Investor Service (“Moody’s”) or BB or lower by Standard & Poor’s (“S&P”), frequently referred to as “junk bonds,” are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund’s net asset value per share.

In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

Lower-Rated Securities Market – An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.

Sensitivity to Economic and Interest Rate Changes – The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund’s net asset values.

Liquidity and Valuation – To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation’s fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund’s valuation of the obligation and the price it could obtain upon its disposition could differ.

Credit Ratings – The credit ratings of Moody’s and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the investment adviser or subadviser also performs its own analysis of issuers in selecting investments for a Fund. The investment adviser or subadviser’s analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

Yields and Ratings – The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s net asset value per share.

Borrowing

A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in “Investment Restrictions.” Any policy under “Investment Restrictions” which contradicts policies described in this paragraph governs that applicable Fund’s policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash Liquidation for Redemption

The Aston/Veredus Aggressive Growth Fund may participate in a program with ReFlow Fund LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

Collateralized Mortgage Obligations (“CMOS”), Real Estate Mortgage Investment Conduits (“REMICS”) and Multi-Class Pass-Throughs

CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate (“LIBOR”). These adjustable-rate tranches, known as “floating-rate CMOs,” will be considered adjustable-rate mortgage securities (“ARMs”) by a Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMIC in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.

Resets – The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors – The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CMOs are subject to credit risk and interest rate risk. Generally, CMOs have lower credit risk because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Sub-prime collateral is subject to a high degree of credit risk. Certain private label CMOs have experienced significant ratings downgrades during the credit crisis beginning in late 2007 and continuing in 2008. A significant ratings downgrade may adversely affect the liquidity and valuation of private-label CMOs.

CMOs have a high degree of interest rate risk. The value of a CMO will fluctuate more widely in response to interest rate changes than a standard debt security. Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay a decent price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The liquidity of certain CMOs, particularly private label CMOs, have been adversely affected by the credit crisis beginning in late 2007 and continuing into 2008.

Other risks are reinvestment risk and extension risk. Reinvestment risk is the risk that, in a falling interest rate environment, a Fund will receive principal and interest payments earlier than expected and be forced to reinvest at a lower interest rate. Extension risk is the risk that interest rates will rise and prepayment speeds will slow, and the Fund will be left holding the security longer than expected and miss out on opportunities to earn higher rates in the new interest rate environment.

Convertible Securities

Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Derivative Investments

The term “derivatives” has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund’s derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund’s overall portfolio.

Each Fund may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in a Fund’s prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by an investment adviser or subadviser to be consistent with a Fund’s overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund’s other portfolio investments.

Where not specified, investment limitations with respect to a Fund’s derivative instruments will be consistent with such Fund’s existing percentage limitations with respect to its overall investment policies and restrictions. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Dollar Rolls

Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. The following describes various types of equity securities in which the Funds invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings may influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

Warrants and Rights

Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes various types of fixed income securities in which a Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the U.S. Government Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a “GSE”) acting under federal authority. The U.S. Government supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Pooled Vehicles

The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.

Forward Foreign Currency Exchange Contracts

Many international equity securities in which a Fund may invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such investments for hedging purposes only. A Fund will not engage in such investments purely for speculative purposes.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to its obligation under the contract. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund’s investment adviser or subadviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Foreign Securities

Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund’s investments in companies in those countries. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund’s ability to effectively hedge its investments in such markets if it chooses to do so.

Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund’s ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

In making investment decisions for a Fund, an investment adviser or subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”). Of course, an investment adviser’s or subadviser’s decisions regarding these risks may not be correct or may prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment adviser or subadviser deems it appropriate to do so.

A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Futures Contracts

Futures contracts are generally considered to be derivative securities. Each Fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in the prospectus. The Trust has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets, on behalf of each Fund. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.

At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

For federal income tax purposes, some gains derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund’s position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.

At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which a Fund has written is exercised, that Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Illiquid Securities

A Fund may invest up to 15% of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

Investment Company Shares

Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund’s own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds.

Money Market Instruments

Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit (“CDs”), Eurodollar Certificates of Deposit (“Euro CDs”), Yankee Certificates of Deposit (“Yankee CDs”), foreign bankers’ acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations (“LPs”), variable- and floating-rate instruments, separately traded and principal securities (“STRIPS”) and master demand notes. Bank obligations may include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.

Euro CDs, Yankee CDs and foreign bankers’ acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as “sovereign risk,” pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

STRIPS – STRIPS are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. An investment adviser or subadviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund’s investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the investment adviser or subadviser will purchase for money market funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of the Fund’s assets that may be comprised of STRIPS, an investment adviser or subadviser will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights and of deviation in the value of shares of the money market funds.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

Mortgage-backed securities have greater market volatility than other types of debt securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See “General Risks of Mortgage Securities” described below).

The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae (“certificates”) are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, an investment adviser or subadviser determines that the securities meet a Fund’s quality standards. Certain mortgaged-backed securities, particularly private label (non-governmental) securities, have been adversely affected by the credit crisis beginning in late 2007 and continuing in 2008.

Other Mortgage-Backed Securities – The investment adviser or subadviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser or subadviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

General Risks Of Mortgage Securities – The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of “locking in” long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and, in the case of an unscheduled payment of principal, will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund’s limit with respect to investment in illiquid securities.

Municipal Securities

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

A Fund’s investments in municipal securities is limited to those obligations that are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

If permitted by a Fund’s investment policies, the investment adviser or subadviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from regular federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Options

A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund’s total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in a Fund’s prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of that Fund’s total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Fund’s total return. A Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

A Fund may use exchange-traded options, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Trust’s custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

Purchasing Call Options – Except as otherwise provided in the Funds’ prospectus or in this SAI, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund’s total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, that Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Covered Call Writing – A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as an investment adviser or subadviser determines is appropriate in pursuing a Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options – A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in the Funds’ prospectus or in this SAI, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that Fund for not more than one year as of the date of the short sale or were acquired by that Fund after the short sale and on or before the closing date of the short sale.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options – A Fund may also write put options on a secured basis which means that a Fund will segregate liquid assets with its custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser or subadviser wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

Foreign Currency Options – A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradeable on a secondary market (or its substantial equivalent). The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of a MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of a MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

Real Estate Investment Trusts

Securities of real estate investment trusts (“REITs”) may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the REIT securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but may affect a Fund’s net asset value.

Repurchase Agreements

A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

Restricted Securities

Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act, to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, that has been determined to be liquid by the Fund’s investment adviser or subadviser, pursuant to guidelines adopted by the Board. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not subject to this restriction.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to that Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in each prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.

Royalty Income Trusts

A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Rule 144A Securities

A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser or subadviser, under guidelines approved by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Securities Lending

A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the investment adviser or subadviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

Short Sales

Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Short-Term Trading

Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by a Fund.

Stripped Mortgage Securities

A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The investment adviser or subadviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories (“Aaa” or “AAA” by Moody’s or S&P, respectively).

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities that are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the investment adviser or subadviser, subject to the supervision of the Board. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund’s investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund’s net assets.

Swap Agreements

A Fund may enter into interest rate, index, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly because the Fund can obtain credit exposure in excess of its cash obligations under the agreement.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund’s portfolio. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. Except as otherwise indicated in the Funds’ prospectus or in this SAI, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser or subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the

Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positioning

The investments and strategies described throughout the Funds’ prospectus are those the subadvisers intend to use under normal conditions. When a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment goal.

Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under “Options,” involved in the writing of options on securities.

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

Zero Coupon Bonds

Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. For federal income tax purposes, the original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital gain or loss.

Other Investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Funds’ prospectus, provided that such investment would be consistent with that Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund and Aston/Lake Partners LASSO Alternatives Fund

The following supplements the information contained above and in the prospectus concerning the investment objective, strategies and risks of investing in Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund and Aston/Lake Partners LASSO Alternatives Fund. For this portion of the SAI, the terms “Fund” and “Funds” refers only to Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund and Aston/Lake Partners LASSO Alternatives Fund.

Fund-of-Funds Structure

As noted in the Funds’ prospectus, each Fund is a “fund-of-funds.” The term “fund-of-funds” is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies (“Underlying Funds”). In reliance on Section 12(d)(1)(F) of the 1940 Act, a Fund may not acquire shares of another investment company (including other open-end funds, ETFs, and closed-end funds) if, immediately after such acquisition, that Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (“3% Limitation”). The SEC has granted exemptive orders to certain investment companies which permit other funds, such as the Funds, to invest in these investment companies in excess of the 3% Limitation. The orders contain conditions that a participating fund enter into an agreement with the Underlying Fund. Accordingly, each Fund is subject to the 3% Limitation unless (i) the Underlying Fund or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Funds; and (ii) the Underlying Fund and the Funds take appropriate steps to comply with any conditions in such order. The Funds have not yet entered into any such agreements in reliance on an exemptive order. The 3% Limitation may prevent a Fund from allocating its investments in the manner that the subadviser considers optimal.

Notwithstanding the 3% Limitation, the Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Funds do not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s investment adviser must waive its management fee in an amount necessary to offset the amounts paid.

By investing in securities of an Underlying Fund, the Funds’ shareholders will indirectly bear the fees of that Underlying Fund in addition to the Funds’ own fees and expenses.

Because the Funds initially intend to rely on Section 12(d)(1)(F) in purchasing securities issued by another investment company, each Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). The Funds intend to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.

Other Investment Companies

Investment Company Shares

As indicated above, investments by the Funds in Underlying Funds will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an Underlying Fund, a Fund’s shareholders will indirectly bear the fees and expenses of that Underlying Fund in addition to a Fund’s own fees and expenses. The Funds may rely on SEC orders that permit it to invest in certain Underlying Fund shares beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds.

Open-End Mutual Funds

Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Open-end mutual funds are offered in a wide variety of asset classes including: large cap, mid cap, small cap, equity, international, sector, fixed-income and alternative non-traditional strategies. Each type of fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds

ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. A passive ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. An actively managed ETF is an investment company that seeks to out perform the performance of an index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. ETFs offer investments in a range of securities including index based, actively managed and target date funds. As new ETF products become available, the asset classes and strategies available to the Funds will expand.

Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day’s next calculated net asset value. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF’s in-kind redemption mechanism generally will not lead to a federal income tax event for a Fund or its ongoing shareholders. The Funds do not intend to purchase and redeem creation units, but intend to purchase and sell ETFs primarily through national securities exchanges.

There is a risk that the ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. Unlike many investment companies, many ETFs are not currently “actively” managed. Thus, an ETF would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the index.

Closed-End Funds

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Notes

The Funds and Underlying Funds may invest in exchange traded notes (“ETNs”). ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When a Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange. See “Investment Risks-Underlying Funds” below.

Illiquid Securities

A Fund may invest up to 15% of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the security. The Underlying Funds may also invest in illiquid securities. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933

Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

So long as a Fund invests in Underlying Funds in reliance on Section 12(d)(1)(F) of the 1940 Act, the 1940 Act provides that an Underlying Fund whose shares are purchased by the Fund is obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than thirty (30) days (unless the SEC has issued other exemptive relief). Thus, shares of an Underlying Fund held by a Fund in excess of 1% of the Underlying Fund’s outstanding securities may be considered illiquid because they cannot be disposed of within seven days. The liquidity of such excess shares will be considered on a case-by-case basis, taking into account, among other factors, whether or not the Fund and Underlying Funds have the ability to effect redemptions in kind. In the event that an Underlying Fund were to exercise its right to effect redemptions in kind, the Fund could hold such securities distributed by an Underlying Fund until such time as the investment subadviser determines it is appropriate to dispose of such securities.

Investment Risk

The Underlying Funds cover a wide variety of asset classes. The risks associated with various types of Underlying Funds that invest in different asset classes are described below. As new Underlying Fund products become available, the Fund will be able to invest in those funds, consistent with its investment objective and subject to its investment policies and restrictions.

Aggressive Investment Technique Risk

Underlying Funds may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Underlying Fund’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the Underlying Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an Underlying Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each Underlying Fund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and an Underlying Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an Underlying Fund’s position in a particular instrument when desired.

Currency Risk

The Fund’s assets and net asset value are denominated in U.S. dollars. Investing in Underlying Funds that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such Underlying Fund’s shares relate directly to the value of foreign securities held by the Underlying Fund. Fluctuations in the price of foreign securities could materially and adversely affect the value of the Underlying Fund’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the

United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of an Underlying Fund holding such a currency will decline as well.

Commodity Risk

Investing in Underlying Funds that have exposure to investments in the commodities market may subject the Funds to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain Underlying Funds may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Funds’ ability to invest in Underlying Funds that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentrated Risk

Some Underlying Funds may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Underlying Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based Underlying Fund may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an Underlying Fund will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Aston/Lake Partners LASSO Alternatives Fund limits its investments to a limited universe of investment companies that focus on hedging or alternative investment strategies.

Derivative Investments Risk

The term “derivatives” has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, an Underlying Fund’s derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and an Underlying Fund’s overall portfolio. Underlying Funds may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in an Underlying Fund’s prospectus.

The types of derivative securities in which Underlying Funds invest may include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements.

Forward Foreign Currency Exchange Contracts Risk. An Underlying Fund may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, an Underlying Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, an Underlying Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, an Underlying Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by an Underlying Fund if the value of the hedged currency increases. An Underlying Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from an Underlying Fund’s investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for an Underlying Fund to benefit from favorable fluctuations in relevant foreign currencies.

An Underlying Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, an Underlying Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular fund’s investment adviser or subadviser. An Underlying Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. An Underlying Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

The use of currency transactions can result in an Underlying Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Futures Contracts Risk. Futures contracts are generally considered to be derivative securities. An Underlying Fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in the fund’s prospectus. Typically, maintaining a futures contract or selling an option thereon requires an Underlying Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.

At maturity, a futures contract obligates an Underlying Fund to take or make delivery of certain securities or the cash value of a securities index. An Underlying Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. An Underlying Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, an Underlying Fund may purchase a futures contract in anticipation of purchases of securities. In addition, an Underlying Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

For federal income tax purposes, some gains derived by a fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

Underlying Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a fund intends to purchase. Similarly, if the market is expected to decline, an Underlying Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Underlying Funds may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Underlying Funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, an Underlying Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by an Underlying Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to an Underlying Fund would increase at approximately the same rate, thereby keeping the net asset value of an Underlying Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts is expected to be similar to those of debt securities, an Underlying Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and an Underlying Fund could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and an Underlying Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when an Underlying Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when an Underlying Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, an Underlying Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of an Underlying Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that an Underlying Fund intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which an Underlying Fund has written is exercised, that Underlying Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, an Underlying Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

To the extent that market prices move in an unexpected direction, an Underlying Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if an Underlying Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Underlying Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if an Underlying Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. An Underlying Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes.

Further, with respect to options on futures contracts, an Underlying Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options Risk. A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. An Underlying Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, an Underlying Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Underlying Fund’s total return. An Underlying Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

Closing transactions essentially let an Underlying Fund offset put options or call options prior to exercise or expiration. If an Underlying Fund cannot affect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

In the case of a call option on a security, the option is “covered” if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if an Underlying Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

A call option is also covered if a fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent.

An Underlying Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a fund will have incurred a loss in the transaction.

There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

Purchasing Call Options: When an Underlying Fund purchases a call option, in return for a premium paid by the fund to the writer of the option, that fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

Following the purchase of a call option, an Underlying Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. An Underlying Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; an Underlying Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by an Underlying Fund may expire without any value to the Underlying Fund, in which event the Underlying Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Covered Call Writing: An Underlying Fund may write covered call options. The advantage to an Underlying Fund of writing covered calls is that the fund receives a premium that is additional income. However, if the security rises in value, an Underlying Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which an Underlying Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. An Underlying Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, an Underlying Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, an Underlying Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

Purchasing Put Options: An Underlying Fund may invest in put options. The purchase of the put option on substantially identical securities held by an Underlying Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that fund for not more than one year as of the date of the short sale or were acquired by that fund after the short sale and on or before the closing date of the short sale.

A put option purchased by an Underlying Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. An Underlying Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows an Underlying Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, an Underlying Fund will lose the value of the premium paid. An Underlying Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

An Underlying Fund may sell a put option purchased on individual portfolio securities. Additionally, an Underlying Fund may enter into closing sale transactions. A closing sale transaction is one in which an Underlying Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options: Underlying Funds may also write put options. Secured put options will generally be written in circumstances where the investment adviser of the Underlying Fund wishes to purchase the underlying security for the fund’s portfolio at a price lower than the current market price of the security. In such event, that Underlying Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, an Underlying Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, an Underlying Fund may not affect such a closing transaction after it has been notified of the exercise of the option.

Foreign Currency Options: Underlying Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of an Underlying Fund to reduce foreign currency risk using such options.

Swap Agreements Risk. Underlying Funds may enter into interest rate, index, credit default, equity, and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if the Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

An Underlying Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. An Underlying Fund may either be the buyer or the seller in the transaction. If an Underlying Fund is a buyer and no credit event occurs, the fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, an Underlying Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation even though the reference obligation may have little or no value. Credit default swaps involve more risk than if an Underlying Fund had invested in the reference obligation directly because the fund can obtain credit exposure in excess of its cash obligations under the agreement.

Many swap agreements entered into by an Underlying Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments under certain swap agreements, however, including credit default swaps, are not calculated on a “net basis.” For example, when an Underlying Fund sells credit protection, it has an obligation to pay the buyer the full notional value of the reference obligation, which amount generally is not determined on a net basis.

Whether an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the fund’s investment adviser or subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Generally, an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund’s repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit an Underlying Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Commodity-Linked Derivative Instruments Risk. An Underlying Fund may invest in commodity-linked derivative instruments, including structured notes. The value of a commodity-linked derivative instrument typically is based on the price movements of a particular commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

An Underlying Fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Underlying Fund. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Underlying Fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Underlying Fund may receive more or less principal than it originally invested. The Underlying Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

The structured notes an Underlying Fund enters into are expected to involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Underlying Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked structured notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

Distressed and Defaulted Securities Risk

The Underlying Funds may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Equity Risk

Underlying Funds may invest long or short in a wide variety of equities, including US, foreign and emerging market equities, as well as large cap, mid-cap and small cap stocks. Equities and securities with equity characteristics entail various risks which can affect Underlying Funds.

Credit Risk. Credit risk is the risk that the issuer of a security or counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer or counterparty fails to honor its obligations, the value of that security and of the particular Underlying Fund’s shares may be reduced.

Market Risk. Overall stock market risks affect the value of Underlying Funds, and thus the share price of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid-Cap Company Risk. Investing in Underlying Funds that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Foreign Securities Risk. Investing in Underlying Funds that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Market Risk. The Funds may invest in Underlying Funds that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Exchange Traded Note Risk

Underlying Funds may invest in ETNs. The returns of ETNs are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the

Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Risk

Underlying Funds may invest long or short in a wide variety of fixed income securities and instruments. Fixed income securities and instruments entail various risks which can affect Underlying Funds.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an Underlying Fund’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an Underlying Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular Underlying Fund’s shares may be reduced. Underlying Funds may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an Underlying Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the particular Underlying Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular Underlying Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an Underlying Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an Underlying Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a particular Underlying Fund’s debt holdings. Certain Underlying Funds may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the greater the price stability.

Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by S&P or Fitch’s Investor Service, Inc. (“Fitch”) or Baa by Moody’s are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable federal income tax requirements, interest from the security could become taxable for federal income tax purposes and the security could decline significantly in value.

Below Investment Grade (High Yield) Debt Securities Risk

Fixed income securities rated Ba or lower by Moody’s or BB or lower by S&P, frequently referred to as “junk bonds,” are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by an Underlying Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect an Underlying Fund’s net asset value per share.

In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect an Underlying Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by an Underlying Fund, especially in a thinly traded market. Illiquid or restricted securities held by an Underlying Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

Lower-Rated Securities Market – An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of an Underlying Fund which holds these securities.

Sensitivity to Economic and Interest Rate Changes – The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, an Underlying Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and an Underlying Fund’s net asset values.

Liquidity and Valuation – To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation’s fair value may be difficult to determine because of the absence of reliable, objective data. As a result, an Underlying Fund’s valuation of the obligation and the price it could obtain upon its disposition could differ.

Credit Ratings – The credit ratings of Moody’s and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, an Underlying Fund’s investment adviser or subadviser also performs its own analysis of issuers in selecting investments for an Underlying Fund. An Underlying Fund’s investment adviser or subadviser’s analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

Yields and Ratings – The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of an Underlying Fund’s net asset value per share.

Geographical Concentration Risk

Certain Underlying Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, Underlying Funds that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Correlation Risk

There is a risk that changes in the value of hedging instruments used on Underlying Funds will not match those of the investment being hedged. Underlying Funds benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Borrowing/Leverage Risk

Underlying Funds may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the Underlying Fund’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by an Underlying Fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the Underlying Fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Underlying Fund compared with what it would have been without borrowing. When the Underlying Fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Short Sales Risk

Underlying Funds may sell securities short. Selling securities short involves selling securities the seller (e.g., a fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

An Underlying Fund may also maintain short positions in forward currency exchange transactions, in which a fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a fund has contracted to receive in the exchange.

Short sales involve the risk that an Underlying Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Underlying Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the lender of the security. Because a loss incurred by an Underlying Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited and disproportionate to its potential profit. In addition, an Underlying Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Underlying Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Underlying Fund would have to close out its short position at an unfavorable price.

If an Underlying Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, an Underlying Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Real Estate Investment Trust Risk

Investing in Underlying Funds that own securities of real estate investment trusts (“REITs”) subjects the Underlying Fund to the risk of changes in the value of the REIT’s properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. A REIT’s return may be adversely effected if financing is not readily available or if regulations governing REITs change.

Non-Diversified Risk

Certain Underlying Funds have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the Underlying Fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to an Underlying Fund whose index underlying its benchmark comprises a small number of stocks or other securities.

INVESTMENT RESTRICTIONS

The investment objective of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

The Funds subject to each investment restriction are listed below such restriction. The applicable Funds may not:

(1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston Value

Aston/Optimum Mid Cap

Aston/Veredus Aggressive Growth

Aston/TAMRO Small Cap

Aston/Fortis Real Estate

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Cardinal Mid Cap Value

Aston/Fasciano Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation Fund

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

(3) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund, except Aston/Fortis Real Estate Fund, which will have a concentration in the real estate sector.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston Value

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston/Fortis Real Estate

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(4) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston Value

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Fortis Real Estate

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(5) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/TAMRO Diversified Equity

Aston/Optimum Mid Cap

Aston/Veredus Aggressive Growth

Aston/TAMRO Small Cap

Aston/River Road Small Cap Value

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(6) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/TAMRO Diversified Equity

Aston/River Road Dividend All Cap Value

Aston/Optimum Mid Cap

Aston/Veredus Aggressive Growth

Aston/TAMRO Small Cap

Aston/River Road Small Cap Value

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(7) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/Optimum Mid Cap

Aston/Veredus Aggressive Growth

Aston/TAMRO Small Cap

Aston/River Road Small Cap Value

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(8) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(9) Make investments in securities for the purpose of exercising control.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(10) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(11) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(12) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/M.D. Sass Enhanced Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(13) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI.

Aston/Montag & Caldwell Growth

Aston/Veredus Select Growth

Aston Growth

Aston/Optimum Large Cap Opportunity

Aston/TAMRO Diversified Equity

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Optimum Mid Cap

Aston/Cardinal Mid Cap Value

Aston/Veredus Aggressive Growth

Aston/Fasciano Small Cap

Aston/TAMRO Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Montag & Caldwell Balanced

Aston Balanced

Aston/TCH Fixed Income

(14) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

Aston/Optimum Large Cap Opportunity

Aston/M.D. Sass Enhanced Equity

Aston/Montag & Caldwell Mid Cap Growth

Aston/Cardinal Mid Cap Value

Aston/Fasciano Small Cap

Aston/River Road Select Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives Fund

(15) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

Aston/Optimum Large Cap Opportunity

Aston/M.D. Sass Enhanced Equity

Aston/Montag & Caldwell Mid Cap Growth

Aston/Cardinal Mid Cap Value

Aston/Fasciano Small Cap

Aston/River Road Select Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

(16) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

Aston/Optimum Large Cap Opportunity

Aston/M.D. Sass Enhanced Equity

Aston Value

Aston/River Road Dividend All Cap Value

Aston/Montag & Caldwell Mid Cap Growth

Aston/Cardinal Mid Cap Value

Aston/Fasciano Small Cap

Aston/River Road Select Value

Aston/River Road Small Cap Value

Aston/Neptune International

Aston/Barings International

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

Aston/Fortis Real Estate

(17) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Funds’ investments in such industry would exceed 25% of the value of the total assets of the Funds; provided that investments in another registered investment company are not considered to be issued by members of any industry.

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives

(18) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership securities or other investments. This limitation does not preclude the Funds from entering into futures contracts and options thereon in accordance with the Funds’ investment objective and policies, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

Aston Dynamic Allocation

Aston/New Century Absolute Return ETF

Aston/Lake Partners LASSO Alternatives Fund

(19) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund’s total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

Aston Value

Aston/Fortis Real Estate

(20) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

Aston Value

Aston/Fortis Real Estate

(21) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund’s assets.

Aston Value Fund

The Underlying Funds in which the Aston/New Century Absolute Return ETF Fund, Aston Dynamic Allocation Fund and Aston/Lake Partners LASSO Alternatives Fund will invest have adopted certain investment restrictions that may be more or less restrictive than those listed for the applicable Fund above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental investment restrictions listed above for the relevant Fund. The investment restrictions for such Underlying Funds will be set forth in their respective prospectuses and statements of additional information.

NON-FUNDAMENTAL INVESTMENT POLICIES

For purposes of Aston/Fortis Real Estate Fund’s investment policies, a company is “principally engaged” in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

Aston Value and Aston/Fortis Real Estate Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund’s assets. The aggregate value of option positions may not exceed 10% of a Fund’s net assets as of the time such options are entered into by a Fund.

Aston/Optimum Large Cap Opportunity Fund, Aston/TAMRO Diversified Equity Fund, Aston/M.D. Sass Enhanced Equity Fund, Aston/River Road Dividend All Cap Value Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Optimum Mid Cap Fund, Aston/Cardinal Mid Cap Value Fund, Aston/Fasciano Small Cap Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Select Value Fund, Aston/River Road Small Cap Value Fund, Aston/Neptune International Fund, Aston/Barings International Fund, Aston Dynamic Allocation Fund, Aston/Fortis Real Estate Fund, Aston/New Century Absolute Return ETF Fund, Aston/Lake Partners LASSO Alternatives Fund and Aston/TCH Fixed Income Fund each have a policy to invest, under normal circumstances, at least 80% of such Fund’s assets, plus the amount of any borrowings for investment purposes, in certain investments as described in their prospectus. Shareholders of the applicable Fund will be given at least 60 days’ notice of any changes to this policy.

For purposes of Aston/Barings International Fund’s and Aston/Neptune International Fund’s investment policies, non-U.S. companies are broadly defined to include any company that meets one of the following tests: (i) it is organized, has its primary business office, or its stock is principally traded on a market located outside the U.S.; (ii) 50% or more of its assets are located outside the U.S.; or (iii) 50% or more of its revenue is derived outside of the U.S.

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age(1) and Position(s) with Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES

Leonard F. Amari c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 67 Trustee	16 years	Partner at the law offices of Amari & Locallo, a practice with exclusive concentration in real estate taxation and related areas, since 1986; Special Assistant Attorney General since 1986.	25	President of the Board of Trustees, John Marshall Law School

Gregory T. Mutz c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 63 Trustee	16 years	Chairman and CEO of AMLI Residential Properties Trust (a Multifamily REIT), a successor company to AMLI Realty Co. since 1981; Vice Chairman of UICI (NYSE: UCI) (an insurance holding company) from 2003-2004; President and CEO of UICI from 1999-2003; Chairman of Academic Management Service Corp. (a student loans and finance company) from 2000-2003.	25	Member of Board of Genesis Financial Solutions (a privately-held company based in Portland, Oregon providing debt recovery, consumer lending and credit card services); a member of the Board of WAN S.A., a residential real estate company headquartered in Warsaw, Poland; a member of the Board of Suknip International Limited, a residential real estate company headquartered in St. Petersburg, Russia.

Robert B. Scherer c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 68 Trustee	10 years	President of The Rockridge Group, Ltd (title insurance industry consulting services) since 1994.	25	Director, Title Reinsurance Company (insurance for title agents)

Denis Springer c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 63 Trustee	10 years	Retired. Senior Vice President and Chief Financial Officer of Burlington Northern Santa Fe Corp. (railroad), 1995-1999.	25	Director, Coleman Cable Inc. (wire and cable manufacturer) (NASDAQ: CCIX)

INTERESTED TRUSTEE(3)

Stuart D. Bilton, CFA c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 63 Chairman, Board of Trustees	16 years	Chief Executive Officer, Aston Asset Management LLC, since 2006; Director, Highbury Financial Inc., since August 2009; Vice Chairman of ABN AMRO Asset Management Holdings, Inc. 2003-2006; President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. from 2001-2003; President of Alleghany Asset Management, Inc. from 1996-2001 (purchased by ABN AMRO in February 2001).	25	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm); Director, Highbury Financial Inc.

OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson c/o 120 N. LaSalle Street Chicago, IL 60602	16 years	President, Aston Asset Management LLC, since 2006; Director, Highbury Financial Inc., since August 2009; President and Chief	N/A	N/A

Name, Address, Age(1) and Position(s) with Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Age: 45 President (Chief Executive Officer)		Executive Officer of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1995-2006; Executive Vice President of ABN AMRO Asset Management (USA) LLC 2001-2005; Director, ABN AMRO Trust Services Company 2001-2005; Director, TAMRO Capital Partners LLC and Veredus Asset Management LLC 2001- 2006; Officer of the Trust since 1993; CPA.

Gerald F. Dillenburg c/o 120 N. LaSalle Street Chicago, IL 60602 Age: 42 Senior Vice President, Secretary and Treasurer (Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer)	13 years	Chief Compliance Officer and Chief Financial Officer, Aston Asset Management LLC, since 2006; Senior Managing Director (“SMD”) of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1996-2006; SMD of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. (formerly known as Chicago Capital Management, Inc.) 2001-2006; Operations manager and compliance officer of ABN AMRO mutual funds 1996-2006; CPA.	N/A	N/A

(1)	As of December 31, 2009.
(2)	A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
(3)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Bilton is considered an “interested person” because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds’ Investment Adviser for all the Funds.

The Board has established an Audit Committee consisting of four members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent registered public accounting firms and provides an open avenue of communication among the independent auditors, Trust management and the Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2009.

The Trustees have also established a Nominating and Governance Committee consisting of four members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Scherer, Mutz and Springer. The Nominating and Governance Committee’s function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2009.

The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Scherer and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2009.

Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees

Leonard F. Amari

Aston/TAMRO Diversified Equity Fund-over $100,000

Aston/TCH Fixed Income Fund-over $100,000

Aston/Optimum Mid Cap Fund-over $100,000

Aston Growth Fund-over $100,000

Montag & Caldwell Growth Fund-$50,001-$100,000

Aston/Veredus Aggressive Growth Fund-$10,001-$50,000

Aston/TAMRO Small Cap Fund-over $100,000

Aston/River Road Select Value Fund-$10,001-$50,000

Oveer $100,000

Gregory T. Mutz

Aston/Montag & Caldwell Growth Fund- over $100,000

Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000

Aston/TAMRO Diversified Equity Fund-$50,001-$100,000

Aston/TAMRO Small Cap Fund-$10,001-$50,000

Aston/Veredus Select Growth Fund-$10,001-$50,000

Aston/Optimum Mid Cap Fund-$10,001-$50,000

Over $100,000

Robert Scherer

Aston/M.D. Sass Enhanced Equity Fund-$10,001-$50,000

Aston/Montag & Caldwell Growth Fund--$10,001-$50,000

Aston/TAMRO Small Cap Fund-$10,001-$50,000

Aston/River Road Small Cap Fund-$10,001-$50,000

Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000

Over $100,000

Denis Springer	Aston/ Montag & Caldwell Growth Fund-over $100,000 Aston/Veredus Aggressive Growth Fund-$1-$10,000	Over $100,000

Interested Trustee

Stuart Bilton

Aston/Neptune International Fund-over $100,000

Aston/TAMRO Diversified Equity Fund-over $100,000

Aston/Montag & Caldwell Growth Fund-over $100,000

Aston/Optimum Mid Cap Fund-over $100,000

Aston/River Road Dividend All Cap Value Fund-over $100,000

Aston/River Road Small Cap Fund-over $100,000

Aston/TAMRO Small Cap Fund-over $100,000

Over $100,000

Remuneration

The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive an annual retainer and meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive meeting fees and are reimbursed for out-of-pocket expenses for each meeting of the Board they attend. No officer or employee of Aston, the subadvisers or any of their respective affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer.

The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2009. There were no ‘compensated persons’ who received more than $120,000 in aggregate compensation from the Trust for the same period.

Trustee	Aggregate Compensation Received From the Trust		Pension or Retirement Benefits Accrued (as part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
Leonard F. Amari	$82,000	*	N/A	N/A	$82,000	*
Gregory T. Mutz	99,500	*	N/A	N/A	99,500	*
Robert B. Scherer	89,500	*	N/A	N/A	89,500	*
Denis Springer	76,500	*	N/A	N/A	76,500	*

Interested Trustee
Stuart D. Bilton	N/A		N/A	N/A	N/A

*	The Trustee also received special meeting fees of $3,000 in the fiscal year ended October 31, 2009 for special meetings that occurred during the previous fiscal year.

As of January 31, 2010, Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Class of each Fund, except for their ownership of 4.47% of the Aston/Tamro Diversified Equity Fund - Class N, 1.96% of Aston Growth Fund - Class I, 1.35% of Aston/Montag & Caldwell Mid Cap Growth Fund - Class N, 2.77% of Aston/Cardinal Mid Cap Value Fund - Class N, 68.05% of Aston/Neptune International Fund - Class N and 5.66% of Aston/Neptune International Fund - Class I.

Code of Ethics

The Trust, its investment advisers, subadvisers and principal underwriter have each adopted a code of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated the voting of portfolio securities to its subadvisers on behalf of the Funds. Each subadviser has adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the applicable subadviser. The Proxy Voting Policies and Procedures are included under Appendix B.

Because Aston Dynamic Allocation Fund, Aston/Lake Partners LASSO Alternatives Fund and Aston/New Century Absolute Return ETF Fund initially intend to rely on Section 12(d)(1)(F) in purchasing securities issued by another investment company, each Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). Each Fund intends to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.

Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s Web site at www.astonfunds.com and on the SEC’s Web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who, as of January 31, 2010, owned of record or beneficially 5% or more of the shares of a class of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

Aston/Montag & Caldwell Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	32,006,357.261	48.5570%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	8,517,860.276	12.9225%

CitiGroup Global Markets Inc 333 West 34th St – 3rd Floor New York, NY 10001	N	5,538,871.821	8.4031%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	13,681,155.357	23.9835%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	10,163,514.086	17.8169%

SEI Private Trust Co. c/o First Tennessee ATTN Mutual Fund Administration One Freedom Valley Drive Oaks, PA 19456	I	3,549,506.590	6.2224%

Citigroup Global Markets Inc 333 West 34th Street 3rd Floor New York, NY 10001	I	3,439,902.627	6.0303%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST Kenny Industries, Inc. 2215 Sanders Brook Road Suite 400 Northbrook, IL 60062	R	103,867.279	38.3512%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	R	89,524.369	33.0553%

Reliance Trust Company FBO Diesel Truck PO Box 48529 Atlanta, GA 30362	R	17,612.927	6.5033%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	R	16,341.779	6.0339%

Aston/Veredus Select Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,226,155.820	54.5180%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	299,586.898	7.3368%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	4,452,916.163	85.3629%

National City Bank Allegheny Co Police Pension-Yanni Trust Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	I	276,767.128	5.3057%

Aston Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,008,277.769	23.3253%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	503,857.917	11.6562%

MCB Trust Services TTEE FBO Western States Envelope Co 700 17th St Ste 300 Denver, CO 80202	N	327,400.926	7.5740%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	304,220.384	7.0378%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	741,878.542	51.7743%

State Street Bank & Trust Co. FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Avenue Kansas City, MO 64105-1340	I	568,741.015	39.6914%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team	R	28,690.003	60.9056%

4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	R	16,346.129	34.7010%

Aston/Optimum Large Cap Opportunity Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	385,450.755	71.7578%

Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	N	96,017.903	17.8753%

Aston/TAMRO Diversified Equity Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	202,976.554	19.1973%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	158,431.925	14.9843%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	123,948.348	11.7229%

Aston/M.D. Sass Enhanced Equity Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds	N	1,863,356.576	47.6978%

101 Montgomery St San Francisco, CA 94104-4122

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	1,168,863.101	29.9203%

Independence Trust Company 325 Bridge Street Franklin, TN 37064-2609	N	383,013.830	9.8043%

Aston Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	777,373.560	32.1785%

DCGT as TTEE and/or CUST FBO Principal Financial Group Omnibus Qualified ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	637,089.754	26.3716%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	319,840.006	13.2394%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	21,926,598.227	88.1041%

State St. Bank & Tr Co FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City, MO 64105-1340	I	1,623,403.148	6.5231%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	1,324,985.409	5.3240%

Aston/River Road Dividend All Cap Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	3,939,751.885	39.5304%

PFPC Inc. as Agent for PFPC Trust Wrap Services FBO Morningstar 760 Moore Road King of Prussia, PA 19406	N	3,270,699.509	32.8173%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,215,372.222	12.1947%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	3,648,569.874	35.5046%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	2,567,867.221	24.9882%

Strafe & Co FAO Credit Suisse Omnibus Mutual Fund PO Box 160 Westerville, OH 43086	I	1,120,652.696	10.9052%

Wells Fargo Bank NA FBO Stuart, H&M Foundation Minneapolis, MN 55480	I	971,922.246	9.4579%

Wells Fargo Bank NA FBO Stuart, Brett Living Trust Minneapolis, MN 55480	I	543,773.792	5.2915%

Wells Fargo Bank NA FBO Stuart, Nan Living Trust Minneapolis, MN 55480	I	543,773.788	5.2915%

Aston/Montag & Caldwell Mid Cap Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	86,234.644	20.1190%

William Vogel 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	67,177.681	15.6729%

Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246	N	64,537.799	15.0570%

TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	N	40,531.433	9.4562%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	24,809.124	5.7881%

Aston/Optimum Mid Cap Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St	N	7,626,854.599	18.5288%

San Francisco, CA 94104-4122

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	7,194,807.987	17.4792%

New York Life Trust Co 169 Lackawanna Ave Parsippany, NJ 07054-1007	N	4,218,254.148	10.2479%

Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	N	2,076,353.388	5.0443%

James N Carn TTEE Standard Insurance Co. 1100 SW Sixth Avenue Portland, OR 97204-1093	I	2,177,152.934	28.5262%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	933,652.734	12.2332%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	658,266.957	8.6250%

Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis, MN 55480	I	432,794.852	5.6707%

Wells Fargo Bank NA FBO Tetra Tech Inc Plan PO Box 1533 Minneapolis, MN 55480	I	393,547.862	5.1565%

Aston/Cardinal Mid Cap Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Amy Minella 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	100,000.000	77.1988%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	22,368.634	17.2683%

Aston/Veredus Aggressive Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	862,335.342	24.5065%

CitiGroup Global Markets Inc 333 West 34th St – 3rd Floor New York, NY 10001	N	444,360.732	12.6282%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	391,761.788	11.1334%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	1,085,466.967	75.1993%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	178,642.449	12.3760%

State Street Bank & Trust Co. FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Avenue Kansas City, MO 64105-1340	I	80,365.886	5.5676%

Aston/Fasciano Small Cap Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Highbury Financial Inc 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	100,000.00	49.4439%

Michael F. Fasciano TTEE Michael F. Fasciano 2003 Living Trust 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	100,000.00	49.4439%

Aston/TAMRO Small Cap Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	5,463,731.485	31.0735%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	3,180,660.251	18.0892%

Community Bank NA CUST FBO HANYS Downstate Retirement Plans 6 Rhoads Drive, Suite 7 Utica, NY 13502-6315	N	1,121,579.708	6.3787%

Vanguard Fiduciary Trust Co ABN AMRO Funds PO Box 2600 ATTN Outside Funds Valley Forge, PA 19482	N	1,094,043.820	6.2221%

Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis, MN 554808	N	923,323.459	5.2512%

The Northern Trust Co as Trustee FBO Advocate – DV PO Box 92994 Chicago, IL 60675-2994	I	4,441,386.981	12.3297%

Sheldon & Co C/O National City ATTN Trust Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	I	3,012,066.050	8.3618%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	2,871,133.156	7.9706%

Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	I	1,973,355.774	5.4782%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	1,925,366.878	5.3450%

Aston/River Road Select Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
PFPC Wrap Services FBO Morningstar 760 Moore Road King of Prussia, PA 19406	N	3,981,112.628	62.2141%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	794,917.560	12.4224%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	5,355,706.581	24.2553%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers	I	4,532,079.427	20.5252%

ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122

SEI Private Trust Co. C/O Suntrust ATTN: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	I	2,182,077.273	9.8823%

SEI Private Trust Co. C/O Hale & Dorr One Freedom Valley Drive Oaks, PA 19456	I	1,627,318.936	7.3699%

US Bancorp FBO City of Milwaukee Deferred Compensation Plan c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	I	1,282,240.601	5.8071%

Aston/River Road Small Cap Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	14,119,768.667	66.6950%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,562,105.094	12.1022%

PFPC Inc as Agent for PFPC Trust FBO Morningstar Wrap Program Customers 760 Moore Road King of Prussia, PA 19406	N	1,912,513.959	9.0338%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street	I	6,032,072.298	22.3313%

One World Financial Center New York, NY 10281

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	3,952,726.618	14.6334%

Minnesota Life 400 Robert St N Saint Paul, MN 55101-2006	I	2,282,483.120	8.4500%

Aston/Neptune International Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Stuart Bilton & Bette Bilton JT TEN 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	32,071.194	68.0528%

NASR Enterprise LLC 2562 Silver State Pkwy Suite F2 Minden, NV 89423-8937	N	8,556.630	18.1566%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,605.304	5.5283%

State Street Nominees LTD 525 Ferry Road Edinburgh, Scotland EH5 2AW	I	160,003.655	92.9444%

Aston/Barings International Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	2,547,540.622	41.2062%

Strafe & Co. FBO Credit Suisse Omnibus Mutual Fund PO Box 160 Westerville, OH 43086	I	1,445,290.132	23.3774%

SEI Private Trust Co. c/o Mellon Bank ATTN Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	I	763,564.249	12.3506%

Wells Fargo Bank NA FBO Scott & White Endow-Equity MF Minneapolis, MN 55480	I	509,827.686	8.2464%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	334,553.796	5.4114%

Aston Dynamic Allocation Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	2,815,582.714	53.2826%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,921,405.039	36.3610%

Aston/New Century Absolute Return ETF Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	1,554,878.466	77.9475%

Aston/Lake Partners LASSO Alternatives Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St	I	516,247.688	72.9878%

San Francisco, CA 94104-4122

Prudential Investment Management Services FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102	I	65,819.394	9.3056%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	48,704.933	6.8860%

Carlon M. Colker MD TTEE The Zackary E. Colker Alaska Trust 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	I	41,771.493	5.9057%

Aston/Fortis Real Estate Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	116,312.062	17.1281%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	89,147.110	13.1278%

Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	N	67,028.915	9.8707%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	44,056.583	6.4878%

Bank of America NA TTEE FBO LaSalle Pension Plan & Trust PO Box 831575 Dallas, TX 75283-1575	I	3,616,881.657	92.9575%

State Street Bank & Trust Co. FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Avenue Kansas City, MO 64105-1340	I	267,786.993	6.8824%

Aston/Montag & Caldwell Balanced Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	108,768.211	14.2285%

B. Franklin Skinner 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	52,393.646	6.8538%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	46,276.214	6.0536%

Central Baptist Church Robert L. Lee TTEE 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	N	43,047.123	5.6312%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	I	43,735.521	67.3395%

PFPC Trust Co CUST FBO James B. Thomas Rollover IRA 120 N. LaSalle Street, 25th Floor Chicago, IL 60602	I	8,689.757	13.3796%

TD Ameritrade Trust Company Montag & Caldwell 401K PSP Denver, CO 80217-0748	I	4,884.589	7.5208%

Citigroup Global Markets Inc 333 West 34th St 3rd Floor New York, NY 10001	I	3,889.678	5.9889%

Aston Balanced Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	1,296,221.310	43.9009%

Aston/TCH Fixed Income Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	1,561,797.484	34.7312%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	N	271,672.603	6.0415%

Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	270,623.667	6.0181%

DCGT as TTEE and/or CUST FBO Various Qualified Plans ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	1,019,181.773	52.1640%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 5th Floor 200 Liberty Street One World Financial Center	I	712,792.825	36.4823%

New York, NY 10281

Wells Fargo Bank NA FBO Amerimax Retirement Plan PO Box 1533 Minneapolis, MN 55480	I	168,266.265	8.6122%

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

As described in the prospectus, the Trust employs Aston Asset Management LLC (“Aston” or the “Investment Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement with respect to each Fund (the “Investment Advisory Agreements”). Aston has engaged various subadvisers to manage the day-to-day investment management of the Funds’ portfolios.

The advisory services provided by Aston for each Fund and the fees received by it for such services for the Fund’s most recent fiscal year are described in the prospectus.

Aston, a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”), was formed in April 2006 for the purpose of acquiring the U.S. mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates as part of an asset purchase agreement dated April 20, 2006 (the “Strategic Transaction”). Aston is located at 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2009, Aston had approximately $6.5 billion in assets under management.

Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury’s registration statement for its initial public offering of its common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.

On December 14, 2009, Highbury entered into a definitive merger agreement with Affiliated Managers Group, Inc. (“AMG”) and its wholly-owned subsidiary, Manor LLC (“Merger Sub”), pursuant to which the parties agreed to merge Highbury with and into Merger Sub, resulting in AMG’s acquisition of Highbury (the “Transaction”). As a result of the Transaction, AMG will own a majority equity interest in Aston, with such members of senior management and key employees of Aston retaining an equity interest in Aston. In connection with the Transaction, Aston will be converted to a Delaware limited partnership and change its name to “Aston Asset Management, LP”. A subsidiary of AMG will own a majority equity interest in Aston and Merger Sub, a wholly owned subsidiary of AMG, will serve as general partner of Aston. Upon the closing of the Transaction, Aston expects to have substantuially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients. Each Fund’s current subadviser(s) are expected to continue to manage each Fund, and the investment objective(s) of the Funds will remain the same. In anticipation of the Transaction, the Board approved substantially the same Investment Advisory Agreements, Sub-Investment Advisory Agreeements, Expense Limitation Agreements and Expense Reimbursement Agreements, as applicable, to take effect upon the closing of the Transaction.

AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management company that holds interests in investment management firms. The common stock of AMG is publicly traded on the New York Stock Exchange under the symbol AMG. As of December 31, 2009, AMG’s affiliated managers had approximately $253 billion in assets under management.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Gross Advisory Fee (as a % of average daily net assets)
Aston/Montag & Caldwell Growth	0.80% for the first $800 million 0.60% over $800 million
Aston/Veredus Select Growth	0.80%
Aston Growth	0.70%
Aston/Optimum Large Cap Opportunity	0.80%
Aston/TAMRO Diversified Equity	0.80%
Aston/M.D. Sass Enhanced Equity	0.70%
Aston Value	0.80%
Aston/River Road Dividend All Cap Value	0.70%
Aston/Montag & Caldwell Mid Cap Growth	0.85%
Aston/Optimum Mid Cap	0.80% for the first $100 million 0.75% for next $300 million 0.70% over $400 million
Aston/Cardinal Mid Cap Value	0.90%
Aston/Veredus Aggressive Growth	1.00%
Aston/Fasciano Small Cap	1.00%
Aston/TAMRO Small Cap	0.90%
Aston/River Road Select Value	1.00%
Aston/River Road Small Cap Value	0.90%
Aston/Neptune International	1.00%
Aston/Barings International	1.00%
Aston Dynamic Allocation	0.80%
Aston/New Century Absolute Return ETF*	1.00%
Aston/Lake Partners LASSO Alternatives	1.00%
Aston/Fortis Real Estate	1.00%
Aston/Montag & Caldwell Balanced	0.75%
Aston Balanced	0.70%
Aston/TCH Fixed Income	0.55%

*	The subadviser has agreed that for each full calendar year of operations, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15%.

Aston has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, through February 28, 2011, for the following Funds:

Fund	Class I	Class N
Aston/Veredus Select Growth Fund	1.05%	1.30%
Aston/TAMRO Diversified Equity Fund	—	1.20%
Aston/River Road Dividend All Cap Value Fund	1.05%	1.30%
Aston/Veredus Aggressive Growth Fund	1.24%	1.49%
Aston/Fortis Real Estate Fund	1.12%	1.37%
Aston/Montag & Caldwell Balanced Fund	1.10%	1.35%
Aston Balanced Fund	—	1.40%
Aston/TCH Fixed Income Fund	0.49%	0.74%

Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of each Fund, through February 28, 2011, for the following Funds:

Fund	Class I	Class N
Aston/Optimum Large Cap Opportunity Fund	—	1.22%
Aston/M.D. Sass Enhanced Equity Fund	1.15%	1.40%
Aston/Montag & Caldwell Mid Cap Growth Fund	—	1.40%
Aston/Cardinal Mid Cap Value Fund	—	1.40%
Aston/River Road Select Value Fund	1.25%	1.50%
Aston/Neptune International Fund	1.02%	1.27%
Aston/Barings International Fund	1.25%	1.50%
Aston Dynamic Allocation Fund	—	1.30%
Aston/New Century Absolute Return ETF Fund	—	1.50%
Aston/Lake Partners LASSO Alternatives Fund	1.35%	1.60%
Aston/Fasciano Small Cap Fund	—	1.40%

In connection with the Expense Reimbursement Agreement for each Fund (and its related classes) listed above, each Fund has agreed that during any of the first three years subsequent to a Fund’s commencement of operations for a period of up to three years from the date following any waiver or reimbursement by Aston to repay such amount to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Aston may from time to time voluntarily waive a portion of its advisory fees with respect to the Funds and/or reimburse a portion of the Funds’ expenses. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense. Aston may terminate such voluntary waivers/reimbursements at any time. Aston has agreed to voluntarily waive management fees and/or reimburse expenses for the following funds:

	Voluntary Expense Limitation
Fund	Class I	Class N
Aston Value Fund	0.82%	1.07%
Aston/Barings International Fund	1.15%	1.40%

The Adviser is also voluntarily waiving a portion of the advisory fee of the Aston Growth Fund such that the net Advisory fee will equal the blended advisory fee rate on the Montag & Caldwell Growth Fund. Currently, such waiver is 0.04%.

The investment advisory fees earned and waived by the investment adviser for each Fund for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 as well as any fees waived or expenses reimbursed, are set forth below. The Aston/Fasciano Small Cap Fund commenced investment operations on December 23, 2009 and therefore no advisory fees are reported for the Fund.

Fiscal year ended October 31, 2009

Fund	Gross Advisory Fees Earned by Advisers	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
Aston/Montag & Caldwell Growth Fund	$12,553,027	$—	$12,553,027	$—
Aston/Veredus Select Growth Fund	609,135	(51,192)	557,943	—
Aston Growth Fund	1,272,184	(23,157)	1,249,027	—
Aston/Optimum Large Cap Opportunity Fund	27,352	(27,352)	—	(40,987)
Aston/TAMRO Diversified Equity Fund	69,775	(65,041)	4,734	—
Aston/M.D. Sass Enhanced Equity Fund	116,321	(116,321)	—	(26,892)
Aston Value Fund	1,613,311	(276,845)	1,336,466	—
Aston/River Road Dividend All Cap Value Fund	736,901	—	736,901	—
Aston/Montag & Caldwell Mid Cap Growth Fund	18,726	(18,726)	—	(60,922)
Aston/Optimum Mid Cap Fund	5,092,843	—	5,092,843	—
Aston/Cardinal Mid Cap Value Fund	7,138	(7,138)	—	(70,425)
Aston/Veredus Aggressive Growth Fund	456,014	(151,505)	304,509	—
Aston/TAMRO Small Cap Fund	4,785,733	(63,074)	4,722,659	—
Aston/River Road Select Value Fund	1,630,828	—	1,630,828	—
Aston/River Road Small Cap Value Fund	3,273,962	—	3,273,962	—
Aston/Neptune International Fund	86,401	(86,401)	—	(31,599)
Aston/Barings International Fund	163,062	(139,755)	23,307	—
Aston Dynamic Allocation Fund	184,297	(89,827)	94,470	—
Aston/New Century Absolute Return ETF Fund	40,481	(38,745)	1,736	(5,128)
Aston/Lake Partners LASSO Alternatives Fund(1)	5,595	(5,595)	—	(88,476)
Aston/Fortis Real Estate Fund	219,082	(125,181)	93,901	—
Aston/Montag & Caldwell Balanced Fund	131,614	(83,255)	48,359	—
Aston Balanced Fund	115,902	—	115,902	—
Aston/TCH Fixed Income Fund	374,455	(237,026)	137,429	—

(1)	Aston/Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.

Fiscal year ended October 31, 2008

Fund	Gross Advisory Fees Earned by Advisers	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
Aston/Montag & Caldwell Growth Fund	$12,363,067	$—	$12,363,067	$—
Aston/Veredus Select Growth Fund	725,571	(31,940)	693,631	—
Aston Growth Fund	2,075,514	(16,524)	2,058,990	—
Aston/Optimum Large Cap Opportunity Fund	124,154	(119,883)	4,271	—
Aston/TAMRO Diversified Equity Fund	100,042	(85,322)	14,720	—
Aston/M.D. Sass Enhanced Equity Fund(4)	69,706	(69,706)	—	(58,235)
Aston Value Fund	2,531,877	(522,630)	2,009,247	—
Aston/River Road Dividend All Cap Value Fund	309,748	(23,150)	286,598	—
Aston/Montag & Caldwell Mid Cap Growth Fund(1)	19,097	(19,097)	—	(79,711)
Aston/Optimum Mid Cap Fund	6,546,722	—	6,546,722	—
Aston/Cardinal Mid Cap Value Fund(1)	9,463	(9,463)	—	(93,601)
Aston/Veredus Aggressive Growth Fund	1,347,936	(72,302)	1,275,634	—
Aston/TAMRO Small Cap Fund	3,336,623	(69,983)	3,266,640	—
Aston/River Road Select Value Fund	783,304	(44,979)	738,325	—
Aston/River Road Small Cap Value Fund	2,546,901	—	2,546,901	—
Aston/Neptune International Fund	91,726	(91,726)	—	(89,973)
Aston/Barings International Fund(1)	62,915	(62,915)	—	(111,373)
Aston Dynamic Allocation Fund(2)	22,154	(22,154)	—	(83,175)
Aston/New Century Absolute Return ETF Fund(3)	42,774	(42,774)	—	(54,309)
Aston/Fortis Real Estate Fund	555,268	(111,488)	443,780	—
Aston/Montag & Caldwell Balanced Fund	138,320	(72,576)	65,744	—
Aston Balanced Fund	184,165	—	184,165	—
Aston/TCH Fixed Income Fund	461,420	(346,661)	114,759	—

(1)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced investment operations on November 2, 2007.
(2)	Aston Dynamic Allocation Fund commenced investment operations on January 10, 2008.
(3)	Aston/New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.
(4)	Aston/M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008.

Fiscal year ended October 31, 2007

Fund	Gross Advisory Fees Earned by Advisers	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
Aston/Montag & Caldwell Growth Fund(1)	$13,171,967	$—	$13,171,967	$—
Aston/Veredus Select Growth Fund(1)	328,522	(90,594)	237,928	—
Aston Growth Fund(1)	4,537,408	—	4,537,408	—
Aston/Optimum Large Cap Opportunity Fund(2)	95,238	(95,238)	—	(44,354)
Aston/TAMRO Diversified Equity Fund(1)	125,112	(84,623)	40,489	—
Aston Value Fund(1)	3,150,174	(872,218)	2,277,956	—
Aston/River Road Dividend All Cap Value Fund(1)	234,559	(76,712)	158,387	—
Aston/Optimum Mid Cap Fund	5,905,944	—	5,905,944	—
Aston/Veredus Aggressive Growth Fund(1)	2,957,861	—	2,957,861	—
Aston/TAMRO Small Cap Fund(1)	3,114,389	(108,979)	3,005,410	—
Aston/River Road Select Value Fund(3)	63,321	(63,321)	—	(35,205)
Aston/River Road Small Cap Value Fund(1)	2,856,920	—	2,856,920	—
Aston/Neptune International Fund(4)	4,613	(4,613)	—	(43,689)
Aston/Fortis Real Estate Fund(1)	1,118,165	(96,979)	1,021,186	—
Aston/Montag & Caldwell Balanced Fund(1)	165,101	(79,957)	85,144	—
Aston Balanced Fund(1)	298,963	—	298,963	—
Aston/TCH Fixed Income Fund(1)	552,489	(312,985)	239,504	—

(1)	Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment adviser to the Fund.
(2)	The Aston/Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.
(3)	The Aston/River Road Select Value Fund commenced investment operations on March 29, 2007.
(4)	The Aston/Neptune International Fund commenced investment operations on August 6, 2007.

Under the Investment Advisory Agreements the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Advisory Agreements between the Trust and Aston are terminable with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to Aston. The Investment Advisory Agreement terminates automatically in the event of its assignment.

Under the Investment Advisory Agreements, Aston shall: (i) manage the investment and reinvestment of the assets of the Funds, (ii) continuously review, supervise and administer the investment program of the Funds, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Investment Adviser’s activities which are required to be maintained by the Trust and (v) render regular reports to the Trust’s officers and Board concerning the Investment Adviser’s discharge of the foregoing responsibilities. The Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then effective prospectus and SAI.

The Investment Advisory Agreement, with respect to a Fund, continues in effect for the Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the

Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board.

The Investment Advisory Agreements with Aston also provide that Aston shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadviser so selected pursuant to a “manager-of-managers” structure. Under this structure, Aston also has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the Sub-Investment Advisory Agreements subject to approval of the Board, but not shareholder approval.

As described above, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with Aston and upon the percentage of the Fund’s assets allocated to that subadviser by Aston. Because Aston will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Subadvisers

On November 30, 2006, Aston entered into Sub-Investment Advisory Agreements with MFS Institutional Advisors Inc. (“MFS”) (on behalf of Aston Value Fund) and Optimum Investment Advisors, LLC (“Optimum”) (on behalf of Aston/Optimum Mid Cap Fund). On December 26, 2006, Aston entered into a Sub-Investment Advisory Agreement with Optimum on behalf of Aston/Optimum Large Cap Opportunity Fund. On June 30, 2007, Aston entered into a new subadvisory agreement with TAMRO Capital Partners, LLC (on behalf of Aston/TAMRO Diversified Equity Fund and Aston/TAMRO Small Cap Fund.) On July 20, 2007, Aston entered into a Sub-Investment Advisory Agreement with Neptune Investment Management Limited (“Neptune”) on behalf of Aston/Neptune International Fund. On October 17, 2007, Aston entered into Sub-Investment Advisory Agreements with Fortis Investment Management USA, Inc. (“FIM”) on behalf of Aston/Fortis Real Estate Fund; Montag & Caldwell, Inc. (“Montag & Caldwell”) (on behalf of Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund); Todd-Veredus Asset Management LLC (“Todd-Veredus”) (on behalf of Aston/Veredus Aggressive Growth Fund and Aston/Veredus Select Growth Fund); River Road Asset Management, LLC (“River Road”) (on behalf of Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Select Value Fund). As of November 1, 2007, Aston entered into Sub-Investment Advisory Agreements with Baring International Investment Limited (“Barings”) (on behalf of Aston/Barings International Fund), Cardinal Capital Management, L.L.C. (“Cardinal”) (on behalf of Aston/Cardinal Mid Cap Value Fund) and Montag & Caldwell (on behalf of Aston/Montag & Caldwell Mid Cap Growth Fund). On January 1, 2008, Aston entered into a Sub-Investment Advisory Agreement with Montag & Caldwell on behalf of Aston Growth Fund and the equity portion of Aston Balanced Fund. On January 7, 2008, Aston entered into a Sub-Investment Advisory Agreement with Smart Portfolios, LLC (“Smart”) on behalf of Aston Dynamic Allocation Fund. On February 29, 2008, Aston entered into a Sub-Investment Advisory Agreement with New Century Capital Management, LLC (“New Century”) on behalf of Aston/New Century Absolute Return ETF Fund. On December 3, 2008 Aston entered into a Sub-Investment Advisory Agreement with Taplin, Canida & Habacht, LLC (“TCH”) on behalf of Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund. On March 30, 2009, Aston entered into a Sub-Investment Advisory Agreement with Lake Partners, Inc. (“Lake Partners”) on behalf of Aston/Lake Partners LASSO Alternatives Fund. On June 1, 2009, Aston entered into a Sub-Investment Advisory Agreement with M.D. Sass Investors Services, Inc. (“M.D. Sass”) on behalf of Aston/M.D. Sass Enhanced Equity Fund. On December 21,

2009, Aston entered into a Sub-Investment Advisory Agreement with Fasciano Associates, LLC (“Fasciano”) on behalf of Aston/Fasciano Small Cap Fund.

Under each Sub-Investment Advisory Agreement, each subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, a subadviser may, in its discretion and from time to time, waive a portion of its fee.

Each Sub-Investment Advisory Agreement provides that neither a subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Investment Advisory Agreement. Each of the Sub-Investment Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

For the services provided pursuant to the Sub-Investment Advisory Agreements, Aston pays each subadviser a fee computed daily and payable monthly, as described below. In addition, under certain circumstances, a subadviser may be obligated to pay Aston in the event the formula below results in a negative amount.

Fund	Sub-Investment Advisory Fee

Aston/Montag & Caldwell Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Veredus Select Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Optimum Large Cap Opportunity Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/TAMRO Diversified Equity Fund	50% of: Advisory Fee

Aston/M.D. Sass Enhanced Equity Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Value Fund	0.40% of 1st $125 million 0.30% over $125 million

Aston/River Road Dividend All Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Montag & Caldwell Mid Cap Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Optimum Mid Cap Fund	0.30% for the first $100 million 0.25% for the next $300 million 0.20% for the next $600 million 0.30% over $1 billion

Aston/Cardinal Mid Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements

Aston/Veredus Aggressive Growth Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Fasciano Small Cap Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/TAMRO Small Cap Fund*	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Fund	Sub-Investment Advisory Fee

Aston/River Road Select Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/River Road Small Cap Value Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Neptune International Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Barings International Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Dynamic Allocation Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/New Century Absolute Return ETF Fund**	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Lake Partners LASSO Alternatives Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Fortis Real Estate Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/Montag & Caldwell Balanced Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston Balanced Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

Aston/TCH Fixed Income Fund	50% of: Advisory Fee Less Expense Waivers/Reimbursements and Payments to Third-Party Intermediaries

*	The calculation of the sub-investment advisory fee payable to the subadviser for the Aston/TAMRO Small Cap Fund varies based upon the level of average monthly net assets which determines the percentage of Payments to Third Party Intermediaries borne by the subadviser.
**	The subadviser has agreed that for the period from the Aston/New Century Absolute Return ETF Fund’s commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if any such period the fund has a total return (before taxes) of less than zero, then the subaviser will waive its fee in its entirety for the next succeeding calendar year.

Fortis Investment Management USA, Inc.

Fortis Investment Management USA, Inc. (“FIMUSA”) 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to Aston/Fortis Real Estate Fund. FIMUSA is a wholly-owned indirect subsidiary of BNP Paribas SA (“BNP”).

The table below shows other accounts for which the portfolio managers of each Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance

Joseph Pavnica[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	9	$456	0	N/A
Other Accounts	9	$757	0	N/A

James Hardman[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	9	$456	0	N/A
Other Accounts	9	$757	0	N/A

[1]	Messrs. Pavnica and Hardman are responsible for the management of the North American assets of the Other Pooled Investment Vehicles and Other Accounts. Their managed portion is represented above.

Compensation. The portfolio managers and analysts total compensation consists of 1) a competitive base salary 2) an annual discretionary performance-based cash bonus and 3) the eligibility to receive a deferred bonus award.

Base salaries are reviewed annually against peer data from several market compensation survey firms and through other sources e.g. headhunters and industry compensation meetings to assure competitiveness. The discretionary cash bonus awards are based on individual performance, and relevant market bonus levels for the role. If awarded, the cash bonus award for the portfolio manager is based on performance objectives relevant to the portfolio manager’s position and is primarily rewarded on the excess return their portfolios generate versus peer performance and the relevant benchmark for the previous year. The relevant index for the Aston/Fortis Real Estate Fund is the EPRA/NAREIT North America Index. Awards under the deferred bonus plan are granted to the top and key employees within Fortis Investments annually.

Other bonus criteria may include participation in portfolio company off-sites and conference calls, publishing research, marketing activities, budget management, as well as overall firm profitability.

Compensation is not based on the value of assets held in the Fund’s portfolio.

Material Conflicts of Interest. The portfolio managers manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. FIM has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Montag & Caldwell, Inc.

Montag & Caldwell is the subadviser for Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Montag & Caldwell Balanced Fund, Aston Growth Fund and the equity portion of Aston Balanced Fund. Montag & Caldwell is located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326. Montag & Caldwell is a wholly-owned indirect subsidiary of BNP.

The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance (In Millions)

Ronald E. Canakaris, CFA[1]
Registered Investment Companies	1	$349	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	5	$965	0	N/A

M. Scott Thompson, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Andrew W. Jung, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

[1]

Mr. Canakaris is responsible for the management of the Aston/Montag & Caldwell Growth Fund, Aston Growth Fund, Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund (Equity Portion); Messrs. Thompson and Jung are jointly responsible for the management of the Aston/Montag & Caldwell Mid Cap Growth Fund.

Compensation. Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary. Compensation is determined by the Executive Committee, which is comprised of Montag & Caldwell’s Chairman and Chief Executive Officer/President, and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service. The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a 401(k) savings and profit sharing plan. Incentive compensation is not based on performance or the value of assets held in any Fund’s portfolio.

Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

Material Conflicts of Interest. In some cases, the portfolio managers for the Funds may manage multiple accounts following Montag & Caldwell’s large cap growth, mid cap growth and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Some overlap in holdings may exist between Montag & Caldwell's mid cap growth strategy and its large cap growth strategy. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including written policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains written policies and procedures to ensure that client interests are paramount.

TAMRO Capital Partners LLC

TAMRO Capital Partners LLC (“TAMRO”) is the subadviser for Aston/TAMRO Diversified Equity Fund and Aston/TAMRO Small Cap Fund. TAMRO is located at 1660 Duke Street, Alexandria, Virginia 22314. TAMRO is majority-owned by the principals of the firm.

The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance (In Millions)
Philip D. Tasho, CFA
Registered Investment Companies	1	$108	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	100	$239	0	N/A

Timothy Holland
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Compensation. Compensation for the portfolio manager has three components: base salary, performance incentive and profit sharing through equity ownership. The performance incentive is based on an average of the investment performance of the manager’s two strategies (small cap and diversified equity) relative to peer performance and the relevant benchmarks. A 25% weighting is applied to the one-year return and a 75% weighting is applied to the three-year return. The relevant benchmarks for the manager’s two strategies are the Russell 2000 Index and Russell 3000 Index, respectively. Full performance incentive is awarded for top quartile performance; no incentive payment is given for below median performance and incentive awards are interpolated for performance between the median and the 25th percentile. As an equity owner in the firm, the portfolio manager will receive his proportionate share of the profits of the firm. Firm profitability is driven by assets under management which in turn is driven by investment performance. TAMRO has identified a maximum amount of assets to be managed in the small cap strategy.

Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. TAMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Todd-Veredus Asset Management LLC

Todd-Veredus is the subadviser for Aston/Veredus Aggressive Growth Fund and Aston/Veredus Select Growth Fund. Todd-Veredus is located at National City Tower, 101 South 5th Street, Suite 3100, Louisville, Kentucky 40202. B. Anthony Weber is the largest shareholder of the firm.

The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance (In Millions)
B. Anthony Weber[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$348	0	N/A

Michael E. Johnson CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$348	0	N/A

Charles F. Mercer, Jr. CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5	1	$5
Other Accounts	9	$348	0	N/A

[1]	Messrs. Weber, Mercer and Johnson are jointly responsible for the management of the Aston/Veredus Select Growth Fund and the Aston/Veredus Aggressive Growth Fund.

Compensation. Compensation for the portfolio managers listed above includes an annual base salary and a performance/ownership share. The performance/ownership bonus, which typically represents a significant majority of total compensation, is based on each portfolio manager’s ownership share in the firm’s income. Todd-Veredus’s income will be determined mainly by the investment performance of accounts in the firm of which the Aston Funds are a percentage. Compensation is not directly based on value of assets held in the Fund’s portfolio, and Todd-Veredus has already determined the maximum amount of assets that can be managed in each investment style and communicated such amounts to the Funds’ Trustees.

Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund and a hedge fund from which Todd-Veredus receives a performance based fee and in which members of Todd-Veredus have an interest. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Todd-Veredus has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

River Road Asset Management, LLC

River Road is the subadviser to Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Select Value Fund. River Road is located at Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, and is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc. which is a indirect subsidiary of Aviva plc.

The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
James C. Shircliff, CFA[1]
Registered Investment Companies	2	$283	0	N/A
Other Pooled Investment Vehicles	9	$1,245	0	N/A
Other Accounts	94	$991	0	N/A

Henry Sanders, CFA[1]
Registered Investment Companies	2	$283	0	N/A
Other Pooled Investment Vehicles	9	$1,245	0	N/A
Other Accounts	94	$991	0	N/A

Thomas S. Forsha, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	6	$1,169	0	N/A
Other Accounts	12	$41	0	N/A

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance

R. Andrew Beck, CFA[1]
Registered Investment Companies	2	$283	0	N/A
Other Pooled Investment Vehicles	3	$76	0	N/A
Other Accounts	84	$950	0	N/A

[1]

Messrs. Shircliff, Sanders and Forsha are jointly responsible for the management of the Aston/River Road Dividend All Cap Value Fund; Messrs. Shircliff, Sanders and Beck are jointly responsible for the management of the Aston/River Road Small Cap Value Fund and Aston/River Road Select Value Fund.

Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for Aston/River Road Small Cap Value Fund is the Russell 2000 Value; for Aston/River Road Dynamic Equity Income Fund, the Russell 3000 Value. The Aston/River Road Select Value Fund’s relevant index is the Russell 2500 Value. (In the absence of at least a three-year performance record, a shorter-period may be used.) Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

MFS Institutional Advisors Inc.

MFS is the subadviser for Aston Value Fund. MFS is a subsidiary of Massachusetts Financial Services Company (“MFS Co.”). MFS Co. is the oldest U.S. mutual fund organization. MFS Co. and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS Co. is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Steven R. Gorham, CFA
Registered Investment Companies	18	$30,528	0	N/A
Other Pooled Investment Vehicles	6	$2,162	0	N/A
Other Accounts	31	$7,295	0	N/A

Nevin P. Chitkara
Registered Investment Companies	18	$30,528	0	N/A
Other Pooled Investment Vehicles	6	$2,162	0	N/A
Other Accounts	31	$7,295	0	N/A

Brooks A. Taylor
Registered Investment Companies	10	$14,572	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Johnathan W. Sage, CFA
Registered Investment Companies	4	$586	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	17	$4,803	0	N/A

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Steven R. Gorham	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
MSCI World Index
JP Morgan Global Government Bond Index
MSCI KOKUSAI Index
Barclays Capital U.S. Aggregate Bond Index
Standard & Poor's 500/Citigroup Value Index

Nevin P. Chitkara	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
Lipper Equity-Income Funds
MSCI World Index
MSCI World Index Value
Lipper Global Large-Cap Value Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
JP Morgan Global Government Bond Index
MSCI KOKUSAI Index
Standard & Poor’s 500/Citigroup Value Index
Barclays Capital U.S. Aggregate Bond Index

Brooks A. Taylor	Lipper Mixed-Asset Target Allocation Moderate Funds
Lipper Large-Cap Value Funds
Standard & Poor’s 500 Stock Index
Russell 1000 Value Index
Barclays Capital U.S. Aggregate Bond Index
Russell Mid Cap Value Index
Lipper Mid Cap Value Funds

Jonathan W. Sage	Lipper Mid-Cap Value Funds
Lipper Equity-Income Funds
Lipper Large-Cap Core Funds
Russell Mid Cap Value Index
Lipper Large-Cap Value Funds
Standard & Poor’s 500 Stock Index
Russell 1000 Value Index
MSCI World Index
Lipper Multi-Cap Value Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Material Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Subadviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Subadviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Optimum Investment Advisors, LLC

Optimum is the subadviser for Aston/Optimum Large Cap Opportunity Fund and Aston/Optimum Mid Cap Fund. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, Illinois 60606 and is majority-owned by Optimum Investment Group, LLC.

The table below shows other accounts for which the portfolio managers of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Thyra Zerhusen[1]
Registered Investment Companies	1	$158	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	127	$232	0	N/A

Andrew J. Goodwin[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	117	$199	0	N/A

Keith F. Pinsoneault, CFA[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	235	$94	0	N/A

Marie Lorden[1]
Registered Investment Companies	1	$158	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	127	$232	0	N/A

Mary Pierson[1]
Registered Investment Companies	1	$158	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	127	$232	0	N/A

[1]

Mses. Zerhusen, Lorden and Pierson are jointly responsible for the management of Aston/Optimum Mid Cap Fund and Messrs. Goodwin and Pinsoneault are jointly responsible for the management of Aston/Optimum Large Cap Opportunity Fund.

Compensation.

Aston/Optimum Large Cap Opportunity Fund – Compensation for each portfolio manager includes an annual fixed base salary. In addition, the portfolio managers each own an equity interest in Optimum and, as such, participate in overall firm profits. Compensation is neither based on the value of assets held in the Fund’s portfolio nor related to the performance of the Fund.

Aston/Optimum Mid Cap Fund - Compensation for the portfolio manager includes an annual fixed base salary, a percentage of revenue derived from the Mid Cap product plus variable incentive compensation that is determined by the relative pre-tax performance of the Fund as compared to the Morningstar Mid Cap Category at year-end (for the 1 and 3 year periods).

Material Conflicts of Interest. The Portfolio Managers manage other accounts as well as their respective Fund. The Portfolio Managers make investment selections and account transactions consistent with each account’s objective. Such actions may be taken for one account and not another and may result in varying performance among clients. Optimum has in place policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that conflicts may not occur.

Taplin, Canida & Habacht, LLC

TCH or its predecessor has served as the subadviser for Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund since December 1, 2006. TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is a majority-owned subsidiary of Marshall & Ilsley Corporation.

The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Tere Alvarez Canida[1]
Registered Investment Companies	2	$86	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	75	$7,382	0	N/A

Alan M. Habacht[1]
Registered Investment Companies	2	$86	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	75	$7,382	0	N/A

William J. Canida[1]
Registered Investment Companies	2	$86	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	75	$7,382	0	N/A

[1]

Ms. Canida and Messrs. Habacht and Canida are jointly responsible for the management of Aston/TCH Fixed Income Fund and the fixed income portion of Aston Balanced Fund. All accounts at TCH are managed on a team basis.

Compensation. Compensation for the portfolio managers listed above includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on value of assets held in the Funds’ portfolios.

Material Conflicts of Interest. TCH furnishes investment management and advisory services to others, and TCH shall be at all times free, in its discretion, to make recommendations to others which may be the same as, or may be different from those made to the Funds. It is TCH’s policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to TCH’s other accounts. TCH, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale TCH may recommend, and that such recommendations with respect to securities of the same kind may be the same as or different from the action which TCH, or any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto. In addition, TCH may aggregate certain trades done on the behalf of the client with trades in the same security on the same day done on behalf of other clients of TCH that utilize the same broker as the client. The purpose of such aggregation will be to obtain for the client, where possible, a better execution price(s) than would be the case if the client’s transaction were not aggregated with the trades of other clients. TCH has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts, although there is no assurance that such policies and procedures will adequately address such conflicts.

Neptune Investment Management Limited

Neptune is the subadviser for Aston/Neptune International Fund. Neptune is located at 1 Lyric Square, London W6 0NB. Robin Geffen is the majority shareholder of the firm.

The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance (In Millions)
Robin Geffen
Registered Investment Companies	14	$4,117.5	2	$9.4
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	7	$314.2	0	N/A

Compensation. Compensation for the portfolio manager includes salary and discretionary annual bonuses. The portfolio manager also participates in standard company benefits including medical insurance, life insurance and pension contributions. The portfolio manager’s incentive compensation is based on the performance of funds managed, the profitability of funds managed and the portfolio manager’s other contributions to Neptune. Compensation due to the performance of the Fund is determined based on the Fund’s performance relative to its peer group, weighted according to the quartile in which the Fund is ranked for the calendar year. The Fund’s performance is reviewed over 1-, 3-, and 5-years, with a greater weighting on performance within one year. Because a portion of the incentive compensation is based on the profitability of the Fund, the portfolio manager’s compensation is partially based upon the value of assets held in the Fund. The portfolio manager also shares in the pre-tax profits of Neptune.

Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decision for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. The company has adopted various procedures to manage potential conflicts including disclosure and consent and adopting procedures designed to ensure fair treatment of all clients. The company may also manage potential conflicts of interest by establishing and maintaining a Chinese wall.

Baring International Investment Limited

Barings serves as the subadviser with respect to the Aston/Barings International Fund. Barings is a subsidiary of Baring Asset Management Limited and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom.

The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
David Bertocchi
Registered Investment Companies	7	$713	0	N/A
Other Pooled Investment Vehicles	4	$869	0	N/A
Other Accounts	14	$1,215	1	$0.5

Compensation. The portfolio manager receives a base salary, an annual bonus and an equity-based long-term incentive award. The compensation structure emphasizes successful firm outcomes and is oriented to make client results more important than title or length of tenure in determining total compensation. The annual bonus is based upon the employee’s success in meeting annual performance objectives, how they have performed as part of the organization and how the company has performed as a whole. The equity-based long-term incentive award is calculated by a formula linked to firm revenues, profits, and assets under management.

Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be a limited opportunity to sell an investment held by the Fund and another account. Barings has procedures designed to ensure fair treatment of clients in the allocation of trades. Barings has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Cardinal Capital Management, L.L.C.

Cardinal serves as the subadviser with respect to the Aston/Cardinal Mid Cap Value Fund. Cardinal is owned by senior investment professionals and controlled by Amy K. Minella. Cardinal is located at One Greenwich Office Park, Greenwich, Connecticut 06831.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Amy K. Minella
Registered Investment Companies	1	$64.3	0	N/A
Other Pooled Investment Vehicles	2	$42.5	0	N/A
Other Accounts	62	$940.4	0	N/A

Eugene Fox, III
Registered Investment Companies	1	$64.3	0	N/A
Other Pooled Investment Vehicles	2	$42.5	0	N/A
Other Accounts	62	$940.4	0	N/A

Robert B. Kirkpatrick
Registered Investment Companies	1	$64.3	0	N/A
Other Pooled Investment Vehicles	2	$42.5	0	N/A
Other Accounts	62	$940.4	0	N/A

Compensation. The portfolio managers receive a base salary, an annual bonus and partnership distributions. The annual bonus is based on the net profits of the firm. Portfolio managers also participate in standard company benefits, including a 401(k) plan.

Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Cardinal has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Smart Portfolios, LLC

Smart serves as the subadviser to the Aston Dynamic Allocation Fund. Smart was formed in April, 2002 as Asset Labs, LLC. The firm was registered as an investment adviser in 2004 as Star Investment Advisors, LLC and changed its name to Smart Portfolios LLC in 2005. The firm is wholly owned by Shield Holdings, LLC. Shield Holdings, LLC is owned by Bryce James. Smart is located at 17865 Ballinger Way NE, Seattle, Washington 98155.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Bryce James
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	210	$89.0	0	N/A

Shawn Bird
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	135	$76.3	0	N/A

John Rosenthal
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	210	$89.0	0	N/A

Compensation. The portfolio managers receive an annual base salary, discretionary bonus and a stock award incentive plan. A portfolio manager’s annual base salary is based on Smart’s evaluation of the market for such portfolio manager’s service to the company and the amount of that portfolio manager’s responsibility. A portfolio manager’s discretionary bonus is determined by the president and majority owner of Smart and is primarily based on the achievement or advancement of the company’s objectives and the efforts of that portfolio manager deemed to be above normal job responsibilities or higher than that normally expected of that portfolio manager. The discretionary bonus may be in the form of cash, deferred profit interests or company shares. Each portfolio manager also receives stock award incentives that are vested evenly over a period of years and redeemable at termination of employment. The stock award incentives are determined at the time of hiring and based on a portfolio manager’s level of responsibility. Additionally, a portfolio manager may receive a bonus on new business generated. Mr. James also has an equity stake in Shield Holdings, LLC and Smart, thus he will benefit from increases in Smart’s income

Material Conflicts of Interest. Securities positions between the Fund and the Subadviser’s large cap growth equity strategy will overlap by approximately 50%. In addition, all separately managed account portfolios managed in the enhanced equity income strategy will hold the same positions as the Fund. The Subadviser encounters similar conflicts within and among its other strategies and the separately managed accounts in those strategies. Therefore, the Subadviser employs a trading rotation system for executing orders which is designed to equitably distribute purchase and sale opportunities among the Subadviser’s clients.

M.D. Sass Investors Services, Inc.

M.D. Sass serves as the subadviser to the Aston/M.D. Sass Enhanced Equity Fund. M.D. Sass is wholly-owned by Martin D. Sass and Hugh R. Lamle. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. M.D. Sass has served as the subadviser to the Aston/M.D. Sass Enhanced Equity Fund since June 1, 2009.

The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Ronald A. Altman
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Compensation. Ronald A. Altman and is entitled to receive an annual fixed base salary. Other components of the portfolio manager’s compensation may include a 401(k) profit sharing plan and various insurance benefits that are comparable to what other senior portfolio managers of M.D. Sass receive. Mr. Altman is entitled to receive an additional fixed percentage of profits, if any, that M.D. Sass derives from assets that Mr. Altman is jointly or primarily responsible for the day-to-day portfolio management. Accordingly, the portfolio manager’s compensation is not based on the performance of the Fund and is not directly based on the value of assets held in the Fund’s portfolio.

Material Conflicts of Interest. M.D. Sass is part of a group of affiliated investment advisers. Certain officers and employees of the M.D. Sass are also officers and employees of one or more of the investment advisers affiliated with the M.D. Sass (the “Affiliated Advisers”), and some of these officers and employees will provide investment advisory services to clients of the Affiliated Advisers. While these officers and employees will devote the time and services necessary for the conduct of M.D. Sass’s advisory business, these other business activities could, and are expected to, require a substantial amount of these persons’ time and effort.

M.D. Sass advises multiple and diverse clients, who may compete for time and attention and for limited investment opportunities. M.D. Sass has a fiduciary obligation to use its best efforts to ensure that no client is treated unfairly in relation to any other client in the allocation of securities or investment opportunities or in the order in which transactions are executed. M.D. Sass will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients. Although such allocations may be pro rata among participating clients, they will not necessarily be so, where M.D. Sass’s allocation policies (e.g., taking into account differing objectives or other considerations) dictate a different result. There can be no assurance that a particular order or investment opportunity will be allocated in a particular manner or that it will be practicable for each account to participate in every transaction or position that is suitable for its objectives and strategy.

New Century Capital Management, LLC

New Century serves as the subadviser to Aston/New Century Absolute Return ETF Fund. New Century is wholly-owned and controlled by Jim R. Porter. New Century is located at 36 South Washington Street, Hinsdale, Illinois 60521.

The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Jim R. Porter
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$2.4	1	$2.4
Other Accounts	23	$19.7	3	$1.4

Compensation. The portfolio manager receives a fixed annual salary and bonus opportunities that are based on the overall performance of New Century. The portfolio manager also has an equity stake in New Century, thus benefits from increases in the net income of New Century.

Material Conflicts of Interest. The portfolio manager may manage account for multiple clients. The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the portfolio manager within the same investment discipline, however, the Subadviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

The Subadviser had adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

Lake Partners, Inc.

Lake Partners serves as the subadviser to Aston/Lake Partners LASSO Alternatives Fund. Lake Partners is wholly-owned by Frederick C. Lake and Ronald A. Lake. Lake Partners is located at 24 Field Point Road, Greenwich, Connecticut 06830.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2009.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Frederick C. Lake
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	2	$43.2	0	N/A
Other Accounts	85	$78.2	0	N/A

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Ronald A. Lake
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	2	$43.2	0	N/A
Other Accounts	57	$111.1	1	$20.7

Compensation. As the sole owners of ther subadviser, compensation to the portfolio managers for their services to the Fund is allocated out of the subadviser’s income, which is net revenue minus the subadviser’s expenses

The income of the subadviser and, therefore, the compensation of the portfolio managers, are determined primarily by the amount of assets under management or advisement at the subadviser as well as the investment performance of accounts managed by the subadviser. In addition, under certain circumstances, the subadviser is obligated to bear the cost of expense waivers or reimbursements to the Fund, which may reduce the subadviser’s income and therefore the portfolio managers’ compensation. Thus, the performance and size of the Fund has a significant impact on the compensation of the portfolio managers.

Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a fund, or make investment decisions that are similar to those made for a fund, both of which have the potential to adversely affect the price paid or received by a fund or the size of the security position obtainable for a fund. Lake Partners has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Fasciano Associates, LLC

Fasciano Associates serves as the subadviser to Aston/Fasciano Small Cap Fund. Fasciano Associates is wholly-owned by firm President Michael F. Fasciano. Fasciano Associates is located at 737 N. Michigan Ave., Suite 2210, Chicago, Illinois 60011.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2010.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Michael F. Fasciano
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest. The portfolio manager for the Fund may manage multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. The Subadviser has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Compensation. As of December 21, 2009, the portfolio manager receives a base salary and bonus opportunities that are based on the overall performance of Fasciano Associates. The portfolio manager also has an equity stake in Fasciano Associates, thus benefits from increases in the net income of Fasciano Associates.

Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by the Fund’s portfolio manager(s) as of October 31, 2009.

Fund	Portfolio Manager	Dollar Range of Securities in the Fund
Aston/Montag & Caldwell Growth Fund	Ronald Canakaris	Over $1,000,000

Aston/Veredus Select Growth Fund	B. Anthony Weber Charles F. Mercer, Jr. Michael E. Johnson	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Aston Growth Fund	Ronald Canakaris	$0

Aston/Optimum Large Cap Opportunity Fund	Andrew J. Goodwin Keith F. Pinsoneault	$50,001-$100,000 $50,001-$100,000

Aston/TAMRO Diversified Equity Fund	Philip D. Tasho	$500,001-$1,000,000

Aston/M.D. Sass Enhanced Equity Fund	Ronald A. Altman	$100,001-$500,000

Aston Value Fund	Steve Gorham Nevin P. Chitkara Brooks A. Taylor Jonathan W. Sage	$0 $0 $0 $0

Fund	Portfolio Manager	Dollar Range of Securities in the Fund
Aston/River Road Dividend All Cap Value Fund	James C. Shircliff Henry W. Sanders, III Thomas S. Forsha	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Aston/Montag & Caldwell Mid Cap Growth Fund	M.Scott Thompson Andrew Jung	$100,001-$500,000 $10,001-$50,000

Aston/Optimum Mid Cap Fund	Thyra Zerhusen Marie Lorden Mary Pierson	Over $1,000,000 $10,001-$50,000 $1-$10,000

Aston/Cardinal Mid Cap Value Fund	Amy K. Minella Eugene Fox, III Robert B. Kirkpatrick	$500,001-$1,000,000 $0 $0

Aston/Veredus Aggressive Growth Fund	B. Anthony Weber Charles F. Mercer, Jr. Michael E. Johnson	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Aston/Fasciano Small Cap Fund	Michael F. Fasciano	Over $1,000,000*

Aston/TAMRO Small Cap Fund	Philip D. Tasho	$500,001-1,000,000

Aston/River Road Select Value Fund	James. C. Shircliff R. Andrew Beck Henry W. Sanders, III	$100,001-$500,000 $50,001-$100,000 $100,001-$500,000

Aston/River Road Small Cap Value Fund	James C. Shircliff Henry W. Sanders, III R. Andrew Beck	$100,001-$500,000 $100,001-$500,000 $50,001-$100,000

Aston/Neptune International Fund	Robin Geffen	$0

Aston/Barings International Fund	David Bertocchi	$0

Aston Dynamic Allocation Fund	Bryce James Shawn Bird John Rosenthal	$0 $0 $0

Aston/New Century Absolute Return ETF Fund	Jim R. Porter	$50,001-$100,000

Aston/Lake Partners LASSO Alternatives Fund	Frederick C. Lake Ronald A. Lake	$100,001-$500,000 $100,001-$500,000

Aston/Fortis Real Estate Fund	Joseph Pavnica James Hardman	$0 $0

Aston/Montag & Caldwell Balanced Fund	Ronald Canakaris	$0

Aston Balanced Fund	Ronald Canakaris Tere Alvarez Canida Alan M. Habacht William J. Canida	$0 $0 $0 $0

Aston/TCH Fixed Income Fund	Tere Alvarez Canida Alan M. Habacht William J. Canida	$0 $0 $0

*	As of December 31, 2009. The Aston/Fasciano Small Cap Fund commenced operations on December 23, 2009.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, Aston Asset Management LLC paid the following sub-advisory fees to each Fund’s Subadviser:

Fund	Net Fees Paid-2009	Net Fees Paid-2008	Net Fees Paid-2007
Aston/Montag & Caldwell Growth Fund(1)(2)	$5,979,612	$5,758,690	$5,602,788
Aston/Veredus Select Growth Fund(1)	269,976	337,094	101,192
Aston Growth Fund(1)	537,783	862,496	1,714,803
Aston/Optimum Large Cap Opportunity Fund(3)	5,497	*	*
Aston/TAMRO Diversified Equity Fund(1)	461	*	10,391
Aston/M.D.Sass Enhanced Equity Fund(4)	1,323	*	N/A
Aston Value Fund	729,991	1,075,063	1,254,831
Aston/River Road Dividend All Cap Value Fund(1)	365,309	140,896	76,229
Aston/Montag & Caldwell Mid Cap Growth Fund(5)	*	*	N/A
Aston/Optimum Mid Cap Fund	1,635,879	2,051,888	1,732,371
Aston/Cardinal Mid Cap Value Fund(5)	*	*	N/A
Aston/Veredus Aggressive Growth Fund(1)	139,927	598,914	1,179,484
Aston/Fasciano Small Cap Fund(6)	N/A	N/A	N/A
Aston/TAMRO Small Cap Fund(1)	2,291,052	1,464,391	1,263,758
Aston/River Road Select Value Fund(7)	852,965	365,484	*
Aston/River Road Small Cap Value Fund(1)	1,598,412	1,213,390	1,288,151
Aston/Neptune International Fund(8)	*	*	*
Aston/Barings International Fund(5)	26,793	*	N/A
Aston Dynamic Allocation Fund(9)	54,181	*	N/A
Aston/New Century Absolute Return ETF Fund(10)	*	*	N/A
Aston/Lake Partners LASSO Alternatives Fund(11)	*	N/A	N/A
Aston/Fortis Real Estate Fund(1)	32,913	193,396	435,211
Aston/Montag & Caldwell Balanced Fund(1)	23,336	32,041	23,547
Aston Balanced Fund (Equity Portion) (12)	27,296	39,954	51,119
Aston Balanced Fund (Fixed Income Portion)	14,370	21,839	31,096
Aston/TCH Fixed Income Fund	35,626	15,984	66,810

*	The calculation of the sub-advisory fee for each Fund is based upon the formula described on pages 87 and 88. The formula resulted in a negative amount and therefore no sub-advisory fee was payable for the fiscal year.
(1)	Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment adviser to the Fund.
(2)	On January 1, 2008, Montag & Caldwell became the subadviser for Fund. Amounts prior to that time were paid to a previous subadviser.
(3)	Aston/Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.
(4)

Aston/M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008. On June 1, 2009, M.D. Sass became the subadviser to the Fund. Amounts prior to that time were paid to a previous subadviser.

(5)	Aston/Barings International Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Montag & Caldwell Mid Cap Growth Fund commenced investment operations on November 2, 2007.
(6)	Aston/Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(7)	Aston/River Road Select Value Fund commenced investment operations on March 29, 2007.
(8)	Aston/Neptune International Fund commenced investment operations on August 6, 2007.
(9)	Aston Dynamic Allocation Fund commenced investment operations on January 10, 2008.
(10)

Aston/New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008. The subadviser has agreed that for each full calendar year of operations, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For the 2008 calendar year, the Fund’s total return was zero. As a result, the subadviser waived its entire fee for the calendar year ended 2009.

(11)	Aston/Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.
(12)	On January 1, 2008, Montag & Caldwell became the subadviser for the equity portion of the Fund. Amounts prior to that time were paid to a previous subadviser.

The Administrator

On November 30, 2006, ABN AMRO Investment Fund Services, Inc. (“AAIFS”), the Trust and the Board assigned the Administration Agreement between the Trust and AAIFS to Aston. After the assignment, Aston became the Administrator to the Trust.

Under the Administration Agreement between Aston and the Trust, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds’ expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

Administration Fees

The fee schedule to the Administration Agreement is as follows:

Percentage	Average Daily Net Assets (Aggregate Fund Complex)
0.0490%	Up to $7.4 billion
0.0465%	Over $7.4 billion

The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

The following are the total fees paid to the Administrator by each Fund for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007:

Fund	Administrative Fees FYE October 31, 2009	Administrative Fees FYE October 31, 2008	Administrative Fees FYE October 31, 2007[1]
Aston/Montag & Caldwell Growth Fund	$965,190	$938,030	$989,541
Aston/Veredus Select Growth Fund	54,966	61,708	34,717
Aston Growth Fund	110,909	168,554	341,662
Aston/Optimum Large Cap Opportunity Fund(2)	15,451	22,721	17,802
Aston/TAMRO Diversified Equity Fund	20,298	22,007	22,223
Aston/M.D. Sass Enhanced Equity Fund(3)	26,217	18,075	N/A
Aston Value Fund	125,511	182,270	215,521
Aston/River Road Dividend All Cap Value Fund	70,790	39,300	32,769
Aston/Montag & Caldwell Mid Cap Growth(4)	16,404	16,243	N/A
Aston/Optimum Mid Cap Fund	379,159	478,563	422,630
Aston/Cardinal Mid Cap Value Fund(4)	15,279	15,582	N/A
Aston/Veredus Aggressive Growth Fund	40,069	85,281	164,990
Aston/Fasciano Small Cap Fund(5)	N/A	N/A	N/A
Aston/TAMRO Small Cap Fund	291,462	206,070	189,587
Aston/River Road Select Value Fund(6)	102,619	57,961	12,483
Aston/River Road Small Cap Value Fund	206,140	162,340	175,794
Aston/Neptune International Fund(7)	27,971	25,764	5,845
Aston/Barings International Fund(4)	40,933	34,928	N/A
Aston Dynamic Allocation Fund(8)	26,311	12,639	N/A
Aston/New Century Absolute Return ETF Fund(9)	22,956	11,763	N/A
Aston/Lake Partners LASSO Alternatives Fund(10)	9,714	N/A	N/A
Aston/Fortis Real Estate Fund	32,127	48,565	75,562
Aston/Montag & Caldwell Balanced Fund	27,338	27,036	27,743
Aston Balanced Fund	39,568	50,392	44,679
Aston/TCH Fixed Income Fund	58,975	66,438	73,440

(1)	Prior to November 30, 2006, AAIFS served as the Administrator to the Funds.
(2)	Aston/Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.
(3)	Aston/ M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008.
(4)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced investment operations on November 2, 2007.
(5)	Aston/Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(6)	Aston/River Road Select Value Fund commenced investment operations on March 29, 2007.
(7)	Aston/Neptune International Fund commenced investment operations on August 6, 2007.
(8)	Aston Dynamic Allocation Fund commenced investment operations on January 10, 2008.
(9)	Aston/New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.
(10)	Aston/Aston Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.

The Subadministrator

PNC Global Investment Servicing (U.S.) Inc. (“PNC” or the “Subadministrator”), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and Aston pursuant to a Subadministration and Accounting Services Agreement (“Subadministration Agreement”) between Aston and PNC. Please see “Additional Information Relating to PNC Global Investment Servicing Inc.” on page 115. On November 30, 2006, the Subadministration Agreement was assigned to Aston from AAIFS, the former administrator to the Funds.

As Subadministrator, PNC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Subadministration Agreement with the Administrator.

Subadministration Fees

The Subadministrator receives an administration fee payable by the Administrator monthly at the annual rate of 0.022% of the Fund complex average daily net assets of all series of the Trust. The Subadministrator also receives a monthly base fee payable by the Administrator in the amount of $1,000 per Fund.

The Underwriter

PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement dated September 27, 2001, as amended (the “Distribution Agreement”) under which the Distributor serves as statutory underwriter and facilitates the registration and distribution shares of each series of the Trust on a continuous basis.

After the initial one-year term the Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Trust’s Board or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days’ written notice, by the Trust’s Board, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder). Please see “Additional Information Relating to PNC Global Investment Servicing Inc.” on page 115.

The Distribution Plan

The Board has adopted Plans of Distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N and Class R shares of each Fund, as applicable, to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund’s average daily net assets for Class N shares and 0.50% of a Fund’s average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plans for Class N shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“Independent Trustees”). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Trust’s Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

To the Trust’s knowledge, no interested person of the Trust, nor any of its Trustees who are not “interested persons,” has a direct or indirect financial interest in the operation of the Plan.

Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2009, are set forth below.

	12b-1 Plan Expenses
Fund – Class N Shares	Printing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel
Aston/Montag & Caldwell Growth Fund	$19,613	$11,021	$2,015,980	$0
Aston/Veredus Select Growth Fund	618	475	75,836	0
Aston Growth Fund	1,060	5,327	99,816	0
Aston/Optimum Large Cap Opportunity Fund	68	181	7,047	0
Aston/TAMRO Diversified Equity Fund	170	792	10,283	0
Aston/M.D. Sass Enhanced Equity Fund	1,353	1,545	28,793	0
Aston Value Fund	401	997	42,738	0
Aston/River Road Dividend All Cap Value Fund	1,586	1,004	160,332	0
Aston/Montag & Caldwell Mid Cap Growth Fund	40	177	2,099	0
Aston/Optimum Mid Cap Fund	10,649	59	1,295,617	0
Aston/Cardinal Mid Cap Value Fund	16	69	333	0
Aston/Veredus Aggressive Growth Fund	624	2,078	66,594	0
Aston/Fasciano Small Cap Fund(1)	N/A	N/A	N/A	N/A
Aston/TAMRO Small Cap Fund	3,031	705	358,503	0
Aston/River Road Select Value Fund	795	1,275	90,830	0
Aston/River Road Small Cap Value Fund	3,266	1,293	380,846	0
Aston/Neptune International Fund	4	19	101	0
Aston/Barings International Fund(2)	N/A	N/A	N/A	N/A
Aston Dynamic Allocation Fund	487	1,529	49,779	0
Aston/New Century Absolute Return ETF Fund	299	402	34,332	0
Aston/Lake Partners LASSO Alternatives Fund(2)	N/A	N/A	N/A	N/A
Aston/Fortis Real Estate Fund	69	405	5,923	0
Aston/Montag & Caldwell Balanced Fund	336	1,570	15,784	0
Aston Balanced Fund	331	1,602	24,244	0
Aston/TCH Fixed Income Fund	837	4,172	61,710	0

(1)	Aston/ Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(2)	Aston/Barings International Fund and Aston/Lake Partners LASSO Alternatives Fund will commence offering Class N shares on March 1, 2010.

Fund – Class N Shares	Marketing	Service Providers	Total
Aston/Montag & Caldwell Growth Fund	$125,346	$0	$2,171,960
Aston/Veredus Select Growth Fund	4,408	0	81,336
Aston Growth Fund	18,212	0	124,415
Aston/Optimum Large Cap Opportunity Fund	868	0	8,165
Aston/TAMRO Diversified Equity Fund	55,247	0	16,491
Aston/M.D. Sass Enhanced Equity Fund	7,738	0	39,430
Aston Value Fund	4,374	0	48,510
Aston/River Road Dividend All Cap Value Fund	9,476	0	172,398
Aston/Montag & Caldwell Mid Cap Growth Fund	591	0	2,907
Aston/Optimum Mid Cap Fund	67,013	0	1,373,339
Aston/Cardinal Mid Cap Value Fund	235	0	653
Aston/Veredus Aggressive Growth Fund	8,212	0	77,508
Aston/Fasciano Small Cap Fund(1)	N/A	N/A	N/A
Aston/TAMRO Small Cap Fund	19,432	0	381,670
Aston/River Road Select Value Fund	7,875	0	100,775
Aston/River Road Small Cap Value Fund	21,298	0	406,704
Aston/Neptune International Fund	561	0	685
Aston/Barings International Fund(2)	N/A	N/A	N/A
Aston Dynamic Allocation Fund	4,646	0	56,441
Aston/New Century Absolute Return ETF Fund	3,387	0	38,421
Aston/Lake Partners LASSO Alternatives Fund(2)	N/A	N/A	N/A
Aston/Fortis Real Estate Fund	2,511	0	8,908
Aston/Montag & Caldwell Balanced Fund	6,145	0	23,835
Aston Balanced Fund	4,925	0	31,103
Aston/TCH Fixed Income Fund	14,260	0	80,979

(1)	Aston/ Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(2)	Aston/Barings International Fund and Aston/Lake Partners LASSO Alternatives Fund will commence offering Class N shares on March 1, 2010.

	12b-1 Plan Expenses
Fund – Class R Shares	Printing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel
Aston/Montag & Caldwell Growth Fund	$0	$25	$5,213	$0
Aston Growth Fund	0	20	2,703	0

Fund – Class R Shares	Marketing	Service Providers	Total
Aston/Montag & Caldwell Growth Fund	$217	$0	$5,455
Aston Growth Fund	154	0	2,878

Redemption Fees

The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose any applicable redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers’ accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system’s withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

In addition to the circumstances noted in the preceding paragraph, the Funds’ administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds’ policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

Custodian

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust’s assets on behalf of each Fund. Please see “Additional Information Relating to PNC Global Investment Servicing Inc.” below.

Transfer Agent and Dividend Paying Agent

PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as transfer agent and dividend paying agent for the Trust.

Counsel and Independent Registered Public Accounting Firm

Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago, Illinois, 60601, serves as counsel to the Trust.

Mayer, Brown, LLP, with offices at 71 South Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Independent Trustees.

Ernst & Young LLP, with offices at Sears Tower, 233 Wacker Drive, Chicago, IL, is the Trust’s independent registered public accounting firm for each Fund.

Additional Information Relating to PNC Global Investment Servicing Inc.

On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC Financial Services Group, Inc. will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc.

The stock sale includes PNC, the Trust’s sub-administrator, fund accounting services provider and transfer agent; PFPC Trust Company, the Trust’s custodian; and PFPC Distributors, Inc., the Trust’s statutory underwriter, and is expected to close in the third quarter of 2010.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Subadvisers are responsible for decisions to buy and sell securities for the Funds, for the placement of their portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Subadvisers will follow the Trust’s policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

The Subadvisers attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if a Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm’s overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer’s reliability, the quality of its execution services on a continuing basis and its financial condition. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Subadvisers, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term “research services” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Subadvisers do not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Subadvisers effect portfolio transactions for other investment companies and advisory accounts. The Subadvisers will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Subadvisers, however, the results of such procedures will generally be in the best interest of each of the clients.

Amounts spent on behalf of each Fund for brokerage commissions during the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 are set forth below.

Fund	Brokerage Commissions FYE October 31, 2009	Brokerage Commissions FYE October 31, 2008	Brokerage Commissions FYE October 31, 2007
Aston/Montag & Caldwell Growth	$1,717,563	$1,559,339	$1,829,168
Aston/Veredus Select Growth	792,731	549,107	177,515
Aston Growth	142,149	709,874	1,232,196
Aston/Optimum Large Cap Opportunity(1)	5,603	40,987	46,610
Aston/TAMRO Diversified Equity	13,230	17,628	13,509
Aston/M.D. Sass Enhanced Equity(2)	21,300	22,118	N/A
Aston Value	170,169	241,728	148,680
Aston/River Road Dividend All Cap Value	178,615	64,797	60,699
Aston/Montag & Caldwell Mid Cap Growth(3)	1,445	1,184	N/A
Aston/Optimum Mid Cap	346,563	482,024	433,382
Aston/Cardinal Mid Cap Value(3)	2,214	2,822	N/A
Aston/Veredus Aggressive Growth	635,880	664,358	1,673,767
Aston/Fasciano Small Cap Fund(4)	N/A	N/A	N/A
Aston/TAMRO Small Cap	1,556,859	871,683	700,129
Aston/River Road Select Value(5)	316,262	173,215	18,656
Aston/River Road Small Cap Value	713,038	615,112	793,907
Aston/Neptune International(6)	14,191	11,151	1,558
Aston/Barings International(3)	50,847	20,225	N/A
Aston Dynamic Allocation(7)	48,271	8,283	N/A
Aston/New Century Absolute Return ETF(8)	51,347	10,178	N/A
Aston/Lake Partners LASSO Alternatives(9)	127	40,336	28,972
Aston/Fortis Real Estate	86,261	111,295	191,045
Aston/Montag & Caldwell Balanced	10,423	10,731	16,722
Aston Balanced	9,225	39,709	38,327
Aston/TCH Fixed Income	—	N/A	N/A

(1)	Aston/Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.
(2)	Aston/M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008.
(3)	Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund and Aston/Barings International Fund commenced investment operations on November 2, 2007.
(4)	Aston/Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(5)	Aston/River Road Select Value Fund commenced investment operations on March 29, 2007.
(6)	Aston/Neptune International Fund commenced investment operations on August 6, 2007.
(5)	Aston Dynamic Allocation Fund commenced investment operations on January 10, 2008.
(8)	Aston/New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.
(9)	Aston/Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.

The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds’ Investment Adviser and Subadvisers are brokers in the Fortis International brokerage network. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser or the Subadvisers during the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007.

As of October 31, 2009 the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, with the following market values:

Fund	Broker Dealer	Market Value
Montag & Caldwell Growth Fund	JP Morgan Chase & Co.	$55,086,276
Growth Fund	JP Morgan Chase & Co.	4,619,762
Optimum Large Cap Opportunity Fund	Goldman Sachs & Co.	119,119
TAMRO Diversified Equity Fund	JP Morgan Chase & Co Goldman Sachs & Co. Bank of America	315,489 200,971 169,172

Fund	Broker Dealer	Market Value
M.D. Sass Enhanced Equity Fund	Wells Fargo & Company Bank of America Citigroup	437,623 247,918 122,700
Value Fund	JP Morgan Chase & Co. Goldman Sachs & Co. Wells Fargo & Company Bank of America	8,092,520 6,988,882 3,719,603 587,136
Montag & Caldwell Balanced Fund	JP Morgan Chase & Co. Goldman Sachs & Co. Wells Fargo & Company	509,460 237,924 201,261
Balanced Fund	JP Morgan Chase & Co. Goldman Sachs & Co.	233,912 142,519
TCH Fixed Income Fund	JP Morgan Chase & Co. Citigroup Bank of America Goldman Sachs & Co.	2,616,698 1,129,794 1,052,950 760,103

The Investment Adviser and Subadvisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds (“Intermediaries”) for various services out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund’s prospectus for distribution and/or shareholder servicing, if any. Such additional payments may be for 1) sales of shares, 2) for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and/or for sales of shares, 3) distribution including, but not limited to, access to a third party platform, fund offering list or other marketing programs and/or “shelf space” (“Additional Payments”). Additional payments for marketing programs include, but are not limited to, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs granting access to the intermediary’s sales force and obtaining other forms of marketing support. These Additional Payments made by the Investment Advisers or the Subadvisers or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend a Fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary or within the same Fund at the same intermediary. For several Funds, revenue sharing differs for the same Fund across certain intermediaries.

A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the Funds status on a preferred or recommended fund list, access to an Intermediary’s personnel, and other factors. In addition to such payments, the Advisers or their affiliates may offer other incentives, such as sponsorship of educational or client seminars.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which must be met for the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Aston/Veredus Aggressive Growth Fund, Aston/Veredus Select Growth Fund, Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund, Aston/Barings International Fund, Aston/Lake Partners LASSO Alternatives Fund and Aston/Fortis Real Estate Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. Distributions derived from net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed to shareholders as long-term capital gain.

The portfolio turnover rate for each Fund for its most recent fiscal period may be found under “FINANCIAL HIGHLIGHTS” in each Fund’s Prospectus. The portfolio turnover rate for Aston Dynamic Allocation Fund and Aston/New Century Absolute Return ETF Fund varied significantly between fiscal year 2009 and fiscal year 2008 due to managing the Fund’s portfolio during periods of extremely high market volatility.

DISCLOSURE OF PORTFOLIO HOLDINGS

Except for Aston/Neptune International Fund and Aston/TAMRO Small Cap Fund, each Fund’s portfolio holdings as of the end of each calendar month are generally posted on the Funds’ Web site, www.astonfunds.com, on or about the fifteenth day after the month-end. Portfolio holdings for Aston/Neptune International Fund are made available quarterly upon the filing of annual and semi-annual shareholder reports and quarterly holding reports. Such filings are generally made within sixty (60) days of each fiscal quarter. Portfolio holdings for Aston/TAMRO Small Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the twentieth day after the quarter-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Trust’s custodian, pricing services, fund accountants, Investment Adviser, Subadvisers, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Funds have a legitimate business purpose to provide the information and the disclosure is in the Funds’ best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the third parties (other than service providers) that receive the Funds’ portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:

Name	Frequency	Funds	Lag Time
Tracking Service
VESTEK	Monthly

Aston/Montag & Caldwell Growth Fund

Aston Growth Fund

Aston/TAMRO Diversified Equity Fund

Aston/Optimum Mid Cap Fund

Aston/Veredus Aggressive Growth Fund

Aston/TAMRO Small Cap Fund

Aston/Montag & Caldwell Balanced Fund

Aston Balanced Fund

Aston/TCH Fixed Income Fund

None

Disclosure of the Funds’ portfolio holdings information as an exception to the Trust’s policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

Each Fund discloses its portfolio holdings to the extent required by law.

DESCRIPTION OF SHARES

The table below summarizes the class(es) of shares that each Fund offers.

Fund	Class N	Class I	Class R
Aston/Montag & Caldwell Growth Fund	•	•	•
Aston/Veredus Select Growth Fund	•	•
Aston Growth Fund	•	•	•
Aston/Optimum Large Cap Opportunity Fund	•
Aston/TAMRO Diversified Equity Fund	•
Aston/M.D. Sass Enhanced Equity Fund	•	•
Aston Value Fund	•	•
Aston/River Road Dividend All Cap Value Fund	•	•
Aston/Montag & Caldwell Mid Cap Growth Fund	•
Aston/Optimum Mid Cap Fund	•	•
Aston/Cardinal Mid Cap Value Fund	•
Aston/Veredus Aggressive Growth Fund	•	•
Aston/Fasciano Small Cap Fund	•
Aston/TAMRO Small Cap Fund	•	•
Aston/River Road Select Value Fund	•	•
Aston/River Road Small Cap Value Fund	•	•
Aston/Neptune International Fund	•	•
Aston/Barings International Fund	•	•
Aston Dynamic Allocation Fund	•
Aston/New Century Absolute Return ETF Fund	•
Aston/Lake Partners LASSO Alternatives Fund	•	•
Aston/Fortis Real Estate Fund	•	•
Aston/Montag & Caldwell Balanced Fund	•	•
Aston Balanced Fund	•
Aston/TCH Fixed Income Fund	•	•

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are three classes of shares issued by the Funds of the Trust. Class N, I and R shares will not be subject to an initial sales charge or a contingent deferred sales charge. Class N shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares will be subject to a Rule 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I shares have no rights with respect to a Fund’s distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I and Class R shares is available by calling 800 992-8151.

Minimum Initial Investments

The minimum initial investment for Class N and Class R shares is $2,500 for each Fund, and the subsequent minimum investment is $50.

The minimum initial investment for the Class N shares of each Fund by Individual Retirement Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts is $500. The subsequent minimum investment for each account type is $50.

The minimal initial investment for Class I shares is $1,000,000, with the exception of Aston/Lake Partners LASSO Alternatives Fund, which is $100,000. The subsequent minimum investment for each account type is $50.

For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor’s intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser, the Subadviser of each respective Fund, the Fund’s Administrator and their affiliates, as well as their spouses. The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I shares are intended for accounts with balances over the minimum initial investment.

Anti-Money Laundering Laws

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Voting Rights

Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N and Class R shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

Shareholder Meetings

The Board does not intend to hold annual meetings of shareholders of the Funds. The Trust Instrument provides that the Board will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Funds entitled to vote. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders’ meeting to vote upon the removal of a Trustee or Trustees.

Certain Provisions of Trust Instrument

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

Expenses

Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each fund of the Aston Funds on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust’s legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds’ custodian, Administrator, Subadministrator and transfer agent or other “service providers,” costs of obtaining quotations of portfolio securities and pricing of Fund shares. New class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

Notwithstanding the foregoing, the Investment Adviser, the Subadvisers or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

NET ASSET VALUE

The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board.

Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Subadvisers in accordance with guidelines adopted by the Board. Under the fair valuation procedures adopted by the Board, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain market events occur. The Board receives a summary of any actions taken under the Funds’ fair valuation procedures.

REDEMPTIONS-IN-KIND

Larger redemptions may be detrimental to a Fund’s existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. This is called a “redemption-in-kind.” A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. For shares that are not held in a tax deferred account, redemptions-in-kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

DIVIDENDS

Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes in the same manner as other distributions.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.

Fund Taxation

Each Fund intends to qualify or to continue to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or in the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a RIC may significantly limit the extent to which a Fund may invest in some investments, including certain commodity ETFs and commodity-linked investments.

To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains paid to shareholders in the form of dividends or capital gains distributions.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” (i.e., treated as if they were sold) for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales of Section 1256 contracts is treated as a 60/40 gain or loss.

A Fund may invest to a limited degree in MLPs and ETFs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP or ETF in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s or ETF’s income regardless of whether the Fund receives any distribution from the MLP or ETF. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to a Fund from an MLP or ETF that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP or ETF. If a Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Aston/River Road Dividend All Cap Value Fund may invest to a limited degree in royalty and income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Fund intends to invest only in royalty and income trusts that are treated as corporations for U.S. federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

A Fund’s investments in REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Shareholder Taxation” below).

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the Internal Revenue Service (“IRS”), a portion of a Fund’s income from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from most REITs and on stocks of certain foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

If a Fund receives dividends from an underlying fund, including an ETF, that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the underlying fund.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distribution it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser and Subadvisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) for more than 15 days during the 31-day period beginning 15 days before the ex-dividend date to be eligible to claim a foreign tax credit with respect to such dividend. These same holding period rules also generally apply at the Fund level; thus a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the electing Fund’s income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

Fund-of-Funds

The use of a fund-of-funds structure by Aston/New Century Absolute Return ETF Fund, Aston Dynamic Allocation Fund and Aston/Lake Partners LASSO Alternatives Fund (each a “Fund-of-Funds”) could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders. Because each Fund-of-Funds will invest a large portion of its assets in shares of other funds, its distributable income and gains will normally consist largely of distributions from the underlying funds in which it invests (“underlying funds”) and gains and losses on disposition of shares of the underlying funds.

Generally, the character of the income or capital gains that a Fund-of-Funds receives from an underlying fund will pass through to the Fund-of-Funds’ shareholders as long as the Fund-of-Funds and underlying fund qualify as RICs. However, to the extent that an underlying fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds in which it invests) until it disposes of shares of such underlying fund. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund-of-Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains from an underlying fund that qualifies as a RIC).

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund-of-Funds’ sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund-of-Funds’ hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund-of-Funds on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund-of-Funds and the underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For these purposes, a Fund-of-Funds and an underlying Fund will be part of the same controlled group if, for example, a Fund-of-Funds owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund-of-Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds.

Depending on a Fund-of-Funds’ percentage ownership in an underlying fund both before and after a redemption of the underlying fund’s shares, the Fund-of-Funds’ redemption of shares of such underlying fund that qualifies as a RIC may cause the Fund-of-Funds to be treated as receiving a dividend taxable as ordinary income (although possibly eligible for qualified dividend income treatment for taxable years beginning prior to January 1, 2011) on the full amount of the distribution instead of receiving capital gain on only the amount received in excess of the basis in the shares of the underlying fund. This might be the case, for example, where a Fund-of-Funds holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Although each Fund-of-Funds may itself be entitled to a deduction for foreign taxes paid by an underlying fund in which such Fund-of-Funds invests, a Fund-of-Funds will not be able to pass through to its own shareholders any foreign tax credit borne in respect of foreign stock or securities income earned by an underlying fund (see “Foreign Taxation” above).

The foregoing is only a general description of the federal income tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of shares of a Fund-of-Funds are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Other Taxes

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not designate such amounts.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation.” The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), the distribution of gains from USRPIs to foreign shareholders that own more than 5% of a class of such Fund’s shares at any time during the one-year period ending on the date of the distribution is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. income tax return. To the extent a distribution to such a foreign shareholder is attributable directly or indirectly to gains from the sale or exchange of USRPIs recognized by a REIT in which the Fund invests, the Code treats that gain as the distribution of gain from a USRPI to the foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. income tax filing obligations for the foreign shareholder.

PERFORMANCE INFORMATION

From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2009, including the report of Ernst & Young LLP, the independent registered public accounting firm for each Fund, are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC. The Funds’ Annual and Semi-Annual Reports are available upon request and without charge.

OTHER INFORMATION

The prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s prospectuses. Certain portions of the Registration Statement have been omitted from the prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s Ratings Services (“S&P”) commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch Ratings (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Corporate and Municipal and Long Term Debt Ratings

The following summarizes the ratings used by S&P for corporate and municipal debt:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

– PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated Class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Municipal Note Ratings

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

The following summarizes the ratings used by S&P for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/ “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”/ “VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/ “VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Aston Funds

Fortis Investment Management USA, Inc.

Massachusetts Financial Services Company

Montag & Caldwell, Inc.

Neptune Investment Management Limited

Summary of Optimum Investment Advisors LP

River Road Asset Management, LLC

TAMRO Capital Partners LLC

Taplin, Canida & Habacht, LLC

Veredus Asset Management LLC

New Century Capital Management LLC

Smart Portfolios LLC

Baring Asset Management Group Companies

Cardinal Capital Management L.L.C.

Lake Partners, Inc.

M.D. Sass Investors Services, Inc.

Fasciano Associates, LLC

ASTON FUNDS

PROXY VOTING POLICIES AND PROCEDURES

1. Definitions.

“Sub-Adviser” shall mean ABN AMRO Asset Management, Inc., Montag & Caldwell Inc., TAMRO Capital Partners, LLC, Veredus Asset Management LLC, River Road Asset Management, LLC, MFS Institutional Advisors Inc., Optimum Investment Advisors, LLC, Taplin, Canida & Habacht Inc., McDonnell Investment Management, LLC, Neptune Investment Management Limited, Resolution Investment Services Limited, Baring International Investment Limited, ClariVest Asset Management LLC, Cardinal Capital Management L.L.C., and Strategic Global Advisors, LLC. The term includes all sub-advisers to the Funds.

“Sub-Advisers’ Proxy Voting Policies and Procedures” shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

“Board” shall mean the Board of Trustees of Aston Funds.

“Fund” shall mean a series of Aston Funds.

“Fund Management” shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of Aston Funds.

“Trust” shall mean Aston Funds.

2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

3. Limitations on the Advisers’ Responsibilities.

(i) Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

(ii) Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Sub-Adviser’s duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser’s decision shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.

(iii) Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

(iv) Board Direction. Notwithstanding the foregoing delegation to the Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a Fund’s proxies in a manner that is different from the guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.

4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the Sub-Adviser shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

5. Proxy Voting Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund’s proxies. Each Fund shall promptly reimburse the applicable Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund’s proxy voting records or filings on Form N-PX.

6. Conflicts of Interest. Each Sub-Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser’s Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser’s other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

(i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;

(ii) Fund Management may disclose the potential conflict to the Board and obtain the Board’s consent before directing the Sub-Adviser to vote in the manner approved by the Board;

(iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or

(iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser’s senior account representatives actually knew or reasonably should have known of the potential conflict.

7. Approval of Material Changes. Any material changes to the Trust’s Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

8. Reports to the Board. At each quarterly meeting of the Board, each Sub-Adviser shall submit a report to the Board (Exhibit A) describing:

(i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

(ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser’s Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers’ experience under these Proxy Voting Policies and Procedures and each Sub-Adviser’s Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

9. Maintenance of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC’s EDGAR system. The Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: November 30, 2006

Amended: September 30, 2007

Exhibit A

[NAME OF ADVISER]

[            ] FUND(S)

PROXY VOTING QUARTERLY REPORT

I, the undersigned Compliance Officer of [Name of Adviser], hereby submit the following report with respect to [            ] Fund(s):

1. During the quarter ended [            ] there have been no issues that have arisen under [Name of Adviser]’s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

2. During the quarter ended [            ] there have been no proxy votes taken by [Name of Adviser], on behalf of [ ] Fund(s), which were exceptions to [Name of Adviser]’s Proxy Voting Policies and Procedures.

3. During the quarter ended [            ] there have been no material changes to [Name of Adviser]’s Proxy Voting Policies and Procedures.

[ ]
Compliance Officer

Dated:

FORTIS INVESTMENT MANAGEMENT USA, INC.

PROXY VOTING POLICIES AND PROCEDURES

Introduction

In an ever-advancing integration process of international financial markets, international institutional investors increasingly regard it as their fiduciary duty to exercise the voting rights of their investments in line with good governance principles. Fortis Investments considers that proxy voting – the exercise of voting rights – is a built-in element of the investment process of an active asset manager.

This document forms the voting policy with guidelines on which the voting recommendations of internal and external parties involved are based. However, it should be mentioned that the current voting policy forms a dynamic set of guidelines that evolves is continuously updated and modified to adequately respond to market changes.

Following the start of the proxy voting process for European equities large caps held by Belgian and Luxembourg funds in February 2003, the client base for which proxy voting is done has been gradually broadened to funds in other jurisdictions and to some institutional mandates.

From 1 March 2005, the scope of proxy voting was extended to US, Asian and European small cap securities held by European portfolios. With the existing coverage of US securities in US portfolios, Fortis Investments delivers worldwide proxy voting services for portfolios, funds as well as institutional mandates, under management. Besides, a process for Corporate and Social Responsibility (CSR) reporting issues has been in place for European Equities large caps since the start of 2004.

Statement of Principles

In general, Fortis Investments advises its clients to delegate the power to vote proxies to Fortis Investments aiming at enhancing shareholders interests in respect of the issues explained in this policy.

Fortis Investments shall vote the proxies of its clients solely in the interest of its clients, and ultimately for the participants in the pension funds or shareholders of mutual funds, and for the exclusive purpose of providing benefits to them. Fortis Investments shall not subordinate the interests of its clients to unrelated objectives. Fortis Investments shall act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use.

Fortis Investments shall analyse each proxy, using the guidelines and procedures outlined below, subject to the requirement that all votes shall be cast solely in the interest of our clients. These guidelines cannot and do not purport to be exhaustive; the variety of issues appearing on proxy ballots precludes Fortis Investments from fashioning a guideline for every potential circumstance. Instead, these guidelines are intended to cover the most significant and frequent proxy issues that arise. As stated above, issues not covered by these guidelines shall be voted in the interests of the clients of Fortis Investments.

Transparency is one of the major pillars of Corporate Governance. Shareholders must be in a position to understand the strategic, accounting, and financial situation of the company and the corporate outlook in the business fields the company or group operates within. Companies are also expected to disclose evidence that their production, activities and, where applicable, research and development activities respect social and environmental standards.

The information should be accessible via different communication channels and should be adequate in its scope and depth. Its quality will help to guarantee maximum transparency between the Board of Directors and the shareholder.

In assessing the voting items and their effect on the company’s long-term health particular notice is taken of the contents of the management report, the auditor’s statement, and the accounts and, depending on the

Board structure, the supervisory board report. Particular attention is paid to the following pieces of information, which are necessary to understand the state of the company and to assess the voting items with sufficient background:

_ The situation of the company/group and its activity during the past financial year

_ The foreseeable evolution of the company and its future prospects

_ The state of employee shareholdings as of the last day of the financial year

_ Any modification in the presentation of the annual accounts (or valuation rules)

_ The options outstanding and exercised by employees

_ The number of own shares purchased and their use

_ The total value of dividends distributed during the last 3 financial years

_ Information relative to the share capital

_ The ownership structure of the group

_ The proportions of outstanding (convertible) bonds and their features

Duty to Vote Proxies

For clients that have delegated proxy authority to Fortis Investments, Fortis Investments will make every reasonable effort to ensure that proxies are received and are voted in accordance with these policies.

All Fortis Investments clients are informed that these policies and procedures are in place. All clients are afforded the opportunity to obtain information concerning the voting record of shares held for their beneficial interest.

The Fortis Investments Proxy Voting Committee

Fortis Investments has appointed a Proxy Voting Committee (PVC) that is empowered to establish voting guidelines and is responsible to ensure that these guidelines and procedures are followed. As proxy voting is considered as an integral part of the investment process, the final responsibility for proxy voting lies with the head of the investment division, the Chief Investment Officer (CIO). The PVC consists of four officers appointed by the company’s Group Executive Committee. The current members are: the CIO, William de Vijlder; the Head of Socially Responsible Investment, Stewart Armer; the Head of Fund Legal Service, Paul Mestag, and the Group Compliance Officer, Paul Martin. Each of the persons can be represented by his/her back-up.

Fortis Investments has executed a contract with a proxy voting service provider (as described more fully below) that will provide Fortis Investments with in depth analysis and recommendations with regard to voting proxies. It is expected that the Committee will generally accept these analyses and recommendations in making its voting decisions, especially in those matters that are deemed routine.

Proxy voting process

Upon receipt of the periodical calendar with the upcoming AGM’s or EGM’s from the proxy voting service provider (ISS), the relevant Investment Centre analyses the voting recommendations using the web-based application. Based on input of the relevant analyst, the PVC may decide to adapt the voting recommendation of the proxy voting service. Subsequently, the PVC validates the adapted voting recommendation, decides on the percentage of the shares to be blocked for proxy voting - standard 100% of the shares of the positions in eligible funds if this is the market practice - , and forwards the decision to the Operations department.

The proxy voting service provider requires a mandatory sign off, however, for meetings a sign-off is not obtained by ISS, ballots will be voted according to the vote recommendations made by ISS based on the proxy voting policy.

The Operations department is responsible for the blocking the position (if necessary) in the order management system and updating web-based voting application Votex through which the custodian is informed.

The proxy will be given to the chairman of the company, to a designated person with the company (for countries where the chairman is not allowed) or to the custodian. For extraordinary meetings/resolutions, the PVC can decide to delegate the proxy to vote to the portfolio manager who is responsible for analysing the company, and ask him/her to go to the shareholders meeting.

In proxy matters that are not deemed routine, the Committee will correspond (or meet), analyse the issue and arrive at a voting decision. Voting in these “non-routine” matters requires also the normal quorum of two Committee members. . The Committee may also decide to inform the Institutional client of the issue and request that the client instruct Fortis Investments how to vote. The Group Compliance Officer will maintain records of the Committee actions with regard to these “non-routine” matters.

Potential Conflict of Interest Situations

It is not anticipated that Fortis Investments will need to address any potential or actual conflict of interest situations when exercising its fiduciary obligations on behalf of its clients. The company does not engage in investment banking activities and does not engage in proprietary trading. A transaction with broker/dealer affiliates (Fortis Bank) is allowed but only to a limited extent and liable to close supervision of the broker evaluation committee. Nonetheless, the following procedures apply:

•

In general, if the PVC comes to the opinion that there is an appearance of a potential conflict between the company’s view and the shareholders interest, the PVC will always accept the voting recommendation on the proxy ballot as an independent fiduciary.

•

If an Alert is received for shares in Fortis, Fortis Investments will not execute the voting rights on behalf of its clients. (Institutional) clients may opt to execute voting rights at the Fortis’ shareholders meeting by themselves, without the interference of Fortis Investments.

•

In cases Fortis Investments receives an Alert for a company which is a client of Fortis Investments or of another Fortis métier (or has a close relationship with the involved company), Fortis Investments will take an independent position in deciding how to cast votes, taking into account what is stated at the first bullet above. Where deemed necessary, Fortis Investments will disclose its standpoint to individual clients.

•

In cases where a PVC member may be perceived to have a less than objective opinion or conflict of interest, that member will be obliged to report the situation to the PVC and will not participate in any decision making on the particular company involved. For purposes of PVC decisions, a conflict of interest will be said to exist if that member owns more than a de minimis number (500) of shares of the subject company in personal investment accounts controlled or directed by such member.

•

When it is identified that a conflict of interest may arise when resolutions are proposed by the company where the position of shareholders and owners of corporate bonds may be contradictory (see paragraph about “bundled proposals” on page 15). In deciding how to cast the votes, Fortis Investments will also take account the positions of individual clients in corporate bonds of the involved company.

Records of all potential conflicts of interest and their resolution will be kept as part of the PVC minutes.

Proxy voting service provider

Fortis Investments has executed a contract with proxy voting service providers, ISS to obtain proxy voting recommendations and to maintain proper voting records. In order to ensure that all reasonable efforts are made to obtain and vote proxies, the PVC has established proxy voting process procedures as explained in the paragraph above.

The diversity of the market practice in different countries makes it difficult to fix a rigid all-encompassing recommendation for the voting items of all general meetings. This sometimes demands a deviation from a threshold previously set by the proxy voting provider. These country specific idiosyncrasies and reasons for deviation, however, are concisely explained in the voting reports produced.

Fortis Investments Duties:

•

All customer agreements with Institutional clients contain a section that either retains proxy-voting authority with the client or authorizes Fortis Investments to vote proxies. The Sales departments of the local Fortis Investments entities maintain a list of all clients that have delegated voting authority to Fortis Investments. For funds, this list is maintained and updated by the Funds Secretariat departments.

•

In all cases where Fortis Investments has received special voting instructions from an Institutional client, the Sales department will provide a copy the PVC to incorporate in the voting decisions and other relevant records.

•

In all cases where Fortis Investments has been designated, the local Operations department provides a written notice to all client custodians instructing that all ballots, meeting notices and other proxy materials to be provided to Fortis Investments.

•	The PVC has designated the Operations department with the authority to submit voting instructions through the Votex application based on the validation of adapted voting recommendations by the PVC.

ISS Duties

•	Using the proxy voting guidelines of Fortis Investments as detailed below from sections 1 – 9, providing voting recommendations through the web based system Votex;

•	Global Voting Agent Service: Execute votes through delivery of voting instructions to relevant custodian;

•	Maintain records of votes and disclosing through reporting functionalities in Votex.

The following section describes the general guidelines that the PVC will use to vote proxies in the best interest of clients.

Proxy Voting – General Guidelines

As stated above, Fortis Investments receives detailed analysis and recommendations used for making informed voting decisions. These guidelines, developed by the proxy voting provider and tailor made by Fortis Investments, do not cover every potential voting issue. Accordingly, where the guidelines do not cover a specific issue, or where to vote in accordance with such guidelines would be contrary to the best interest of the client, the PVC will use its best judgment, based on the opinion of the relevant Investment Centre, to vote proxies in the best interest of the client. As described above and as noted below, certain issues have been deemed to be “non-routine” by the PVC and will reviewed in every instance on a case-by-case basis.

The balance between finance and influence requires both proportionality between the shareholder’s contribution and influence (“one share, one vote”) and between the shareholder’s contribution and return (“one share, one dividend). The golden rule of shareholder rights to be followed by companies is “one share – one vote – one dividend”.

Fortis Investments will vote against any mechanisms that would breach the one share, one-vote principle by favouring one or a specific group of shareholders or entrenching them by installing such mechanisms as listed below. Depending on the nature, severity of impact and complexity of the entrenching mechanism Fortis Investments will vote on a case by case basis.

1. Voting Right Distortions

AGAINST:

•	Multiple Voting Shares

They can exist directly in form of two different classes of shares with equal par-value or no par-value but with different voting rights or in form of shares with dissimilar par-value (and different market price) and yet the same voting right.

•	Non-Voting Depository Receipts

Depository receipts only give right to a dividend and a share in the company’s assets in case of liquidation. The voting right is separated from the security and exercised by an “Administration office” which has to be composed of independent members. Voting rights can in some cases be obtained but are usually restricted by a vigorous voting right ceiling.

•	Ownership ceiling

When the number of shares a shareholder can own directly or indirectly (as proxy) and thus can vote (if voting right is attached) is restricted.

•	Voting right ceiling

When a shareholder can hold any amount of shares but the voting right will be capped upon reaching a given threshold or progressively reduced through a series of threshold that curb the voting right by demanding to aggregate a certain number of shares in order to cast one vote.

•	Priority shares

Priority shares reserves certain privileges for one or more shareholders. The holder of such a priority share may have the opportunity to appoint directors directly to a board, to lodge multiple votes with one share or to give his or her consent to a director’s appointment.

•	Golden share

One or more prerogatives are reserved for the holder of a golden share (typically a governmental entity) such as a veto right with regard to a specific resolution, as for example a merger, foreign participation in the share capital and the appointment of directors.

CASE BY CASE:

•	Non-voting shares

Some non-voting shares (NVS) give right to a preferred dividend in lieu of the voting right while others do not have voting rights because of the separation of the share into two parts, one part giving access to the dividend and the other to the voting right (e.g. investment certificates in France).

Fortis Investments would abstain if all of the below criteria for the NVS are met:

•	the right for a preferred dividend

•	the mark-up of the preferred dividend should be no more than 10% of the regular dividend,

•	the NVS represent less than 10% of the capital, and

•	coherent justification for issuing NVS.

In all other cases Fortis Investments votes against the resolution.

2. Accounts and Dividends

CASE BY CASE:

•	Financial statements & profit distribution

A refusal to approve the accounts can be justified if statutory auditors express reservations or refuse to certify the accounts after having discovered serious irregularities, or, more generally, if Fortis Investments believes that the general policy of the managers is clearly in contradiction with shareholder interests, without, strictly speaking, being in disagreement with the accounts.

The company’s profit distribution rationale needs to balance the profit expectations of the shareholders with the financial needs of the company for a sustainable medium and long-term development. Lack of sufficient information for shareholders to indicate why, for example, dividends have decreased in comparison to the previous year leads Fortis Investments to vote against the resolution.

•	Special (preferred) dividend

Certain shares categories give right to a special dividend, which will be received prior to allocating dividends to ordinary shares. Special dividends may feature a cumulative component, i.e. if the profits are insufficient, this dividend will be deferred. It is also possible that a special dividend is granted to all shareholders. Special dividends may also serve as an alternative to accepting new shares with a par value different to that of the ordinary shares. Shareholders have the choice than of taking the shares or receiving the dividend in cash.

To check the appropriateness of a special dividend, Fortis Investments will look at such issues as the stability of the company’s financial structure after the pay-out, the alternative investments for the future of the company, and the equal treatment of shareholders.

•	Mergers and Acquisitions

Votes on mergers and acquisitions are considered as non-routine items by Fortis Investments and, as such, are always reviewed on a case by case basis from a transparency, corporate governance as well as a financial point of view. Items that will be taken into account include:

•	The impact of the merger on shareholder value.

•	Anticipated financial and operating benefits realizable through synergies.

•	The offer price i.e., cost vs. premium

•	Financial viability of the combined companies as a single entity.

•	An analysis of the arm’s length nature of the transaction, potential conflicts of interest and an assessment of the deal maker’s “good faith”.

•	The presence or lack of a fairness opinion.

•	Proposed changes in corporate governance and their impact on shareholder rights.

•	The impact on community stakeholders and employees in both workforces.

3. Shareholder Proposals and Derivative Action

The majority may in certain cases take actions that are contrary to the company’s interests. Thus in order to prevent potential abuse against the interests of the company, minority shareholders should be able to exert influence through such means as convening a general meeting and submitting agenda items to take action on behalf of the company where the majority rule governing the general meeting may cause damage to the company.

CASE BY CASE:

•	Shareholder proposal – extraordinary general meeting

In order to befittingly respect shareholder democracy, shareholders should be in a position to add agenda items and convene extraordinary general meetings. Proposing a threshold beyond 20% or below 1% of share capital for doing so will incur an against vote in both cases.

•	Derivative action

Shareholders have to be allowed to take legal action whenever the company bodies are affected by severe dysfunction or whenever the company has suffered damage.

Fortis Investments will support any resolution that would introduce or facilitate legal proceedings to compensate shareholders for damage suffered by the company, to cancel resolutions of a general meeting, to cancel Board decisions, and to appoint a provisional director or expert (control function). Any resolution curbing these or similar rights would be opposed by Fortis Investments.

4. Voting Procedures

Shareholders need sufficient time to assess the items on the agenda in order to be able to vote in an informed way. In addition, procedures should be made as smooth and safe as possible to facilitate the voting needs of domestic as well as international shareholders.

FOR:

•	Postal and internet voting

Fortis Investments will support direct voting by mail or by electronic means as they skip time consuming intermediaries (brokers, global and local custodians), allow for a direct vote without proxy and, in case of the latter medium, save delivery time.

•	Counting of ballots

Fortis Investments will support any resolution that takes into account all votes cast irrespective of the way the vote was delivered to the meeting, i.e. be it mailed, electronically transmitted or registered by a show of hands (the show of hands vote here refers to the counting of all votes of the respective person, not the one-hand, one-vote method as for example in the United Kingdom)

CASE BY CASE:

Confidential voting (secret ballot)

Fortis Investments supports the introduction of confidential voting, in order to enable all shareholders to vote freely without being inhibited by any personal or material ties but judges proposals of companies on a case by case basis while confidential voting may conflict with the principles of transparency.

•	Proxy voting

Fortis Investments favours companies that allow any person to be appointed as a proxy. Blank proxies should neither be cancelled nor cast in favour of Board proposals but lodged with regard to the beneficiary’s voting profile, if available to the appointed proxy.

AGAINST:

•	Counting of ballots

Fortis Investments rejects resolutions that restrict the validity of the vote to a specific delivery method.

5. Corporate Restructuring

Votes concerning corporate restructuring proposals including leveraged buyouts, spin-offs, liquidations and asset sales are considered by Fortis Investments on a CASE-BY-CASE basis. As noted below, Fortis Investments considers many of these items non-routine.

Spin-offs:

Fortis Investments views spin-offs as non-routine and will vote on a CASE-BY-CASE basis through an analysis of the potential tax and regulatory advantages, planned use of proceeds, market focus and managerial incentives.

Asset Sales:

Asset Sales, considered non-routine by Fortis Investments, will be voted on a CASE-BY-CASE basis considering such factors as the impact on the balance sheet and working capital, the value received for the asset and the potential elimination of diseconomies.

Liquidations:

Votes by Fortis Investments will be made on a CASE-BY-CASE basis after considering such factors as management’s efforts to pursue other alternatives, appraisal value of the assets and the compensation plan for executives managing the liquidation.

6. Share Capital

The decision to increase the share capital through the issuing of new shares or other financial instruments such as warrants, convertible bonds and options should be taken by the general meeting. A planned increase should attribute subscription rights to existing shareholders and to those with rights to shares. These so-called pre-emptive rights should only be waived in exceptional circumstances, as they carry economic value and prevent against the dilution of voting power, if the increase concerns voting shares. Fortis Investments puts particular emphasis on this point as the effects of the capital increase with the exclusion of pre-emptive rights are imminent. In weighing the appropriateness of an exclusion of such rights, Fortis Investments will carefully take into account the interests of both company and investors. Fortis Investments will apply similar strict assessment criteria for the decrease of share capital through buybacks, as delineated below.

Share Capital Increase

CASE BY CASE:

•	Share capital increase with exclusion of pre-emptive rights

Any share capital increase that disregards pre-emptive rights above 5% needs to justify such an increase convincingly. A share capital increase through shares or rights thereto without respect for pre-emptive rights over 20% of the issued capital will generally be voted against unless the Board can give compelling justification for this extensive increase. Such an increase might, for example, be supported in case of an imminent acquisition but not for a possible future acquisition or a purpose that is so vague that the authorisation may in fact be used as an anti-takeover device to dilute a predator’s voting power without prior consent from shareholders. No authorisation should exceed two years.

AGAINST:

•	Authorised capital during a takeover

In this resolution the Board of Directors expressly asks ahead of a possible takeover threat for shareholder authorisation to install a poison pill or issue priority shares. It is prohibited in most countries where it is impossible to use authorised capital once a takeover bid is launched.

Share Buyback

CASE BY CASE:

•	Share buyback

The authorisation to repurchase its own shares may be beneficial for the company:

•	to merge, to acquire or to establish strategic alliances with other companies,

•	to remunerate and motivate employees and/or directors by selling or assigning them shares at a low price (even within the framework of stock option plans), or eventually for free (e.g. in Italy ), or

•	to provide the company with anti-takeover devices (if the targeted receiver is a ‘friendly’ party).

Fortis Investments will vote in favour of the resolution if the buyback does not, at any time, exceed 15% of the issued capital (including shares held by subsidiaries) and the period of authorisation is no more than 18 months. The authorisation should furthermore not be executable during a takeover and the maximum purchase price and minimum selling price should not surpass 5% per cent below and above the average market price over a representative period respectively at the moment of transaction. If the resolution refers to a day price, a deviation of 10% is acceptable.

Employee Stock Ownership Plans (“ESOPs”):

FOR:

Fortis Investments favours proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for ESOPs except in cases where the number of shares allocated to the ESOP is deemed excessive i.e., generally greater than 5 percent of outstanding shares for executive programs and 10 percent of outstanding shares for all employees.

Capital Structure

CASE BY CASE:

•	Debt restructuring

Fortis Investments will evaluate these non-routine proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan considering the following:

•	Dilution, both of the ownership interests of existing shareholders and to future earnings.

•	Whether the proposal would result in a change of control at the company.

•	The threat of bankruptcy, its potential impact on shareholder value and if a bankruptcy is the main factor driving the restructuring.

•	Support will generally be withheld if there are clear signs of market abuse.

7. The Board

Fortis Investments assumes that both the one-tier structure and the two-tier structure have their advantages and drawbacks. There is no one structure that is generally preferred or opposed by Fortis Investments but rather the way the structure is applied by the company, as will be discussed below.

Election of Directors

Any director that is nominated for election or holds a directorship should be individually judged on his/her competencies, independence and experiences. The Board(s) should be composed of directors who have the complementary, knowledge, skills and backgrounds necessary to run, or in the case of non-executive directors (NEDs) supervise, consult and control, the enterprise.

CASE BY CASE:

•	Age limitation

Fortis Investments sets the maximum age limitation for the eligibility of executive directors to 65 and for non-executive directors to 70. Fortis Investments abstains from voting if the above limitations are exceeded and if they are not accompanied by convincing explanations of why the company feels the nominations to be appropriate. Generally speaking, Fortis Investments favours to limit the number of the board members who are involved in the management of the company.

Best practice composition on independence

A)	One-Tier Board best practice composition on independence:

1.	At least, half of the Board composed of independent non-executive directors. Some distinctions can be made on this general rule: in case of a board with at least 50% of compulsory employee representatives and for companies with a majority shareholder. In these cases it is required to have a minimum of one-third of independent non-executive directors in the board. Secondly for some jurisdictions the concept of potentially independent directors is introduced for countries that do not have a tradition of identifying their independent directors.

2.	At most, one third of the Board composed of executive directors.

3.	At least three independent directors should be present on the Board

B)	Two-Tier Board best practice composition on independence:

1.	At least, one half of the supervisory board is composed of independent directors

2.	At least three independent directors should be included on the supervisory board.

Depending on the movement that the Board as a whole would take if one or more directors were elected, Fortis Investments votes as follows:

•	Size

Fortis Investments expects that Boards should be neither so small that they lack needed expertise or diversity in experience and independence, nor so large as to become inefficient and hinder decision-making. Thus ideally company’s board(s) should be composed of no more then 12 or less then 8 members. Fortis Investments does not favour a one-tier board with less than 6 or more then 18 members (unless legally required); votes will be made on a case by case basis. For a two-tier board, Fortis Investments will vote on a case by case basis if the board size exceeds the number of 8 members or the supervisory board size exceeds the number of 10 members.

•	Nomination, renewal and appointment of executive directors

A resolution for the nomination, renewal and appointment of executive directors, will be approved if

•	the resolution concerns an individual and not a group of people;

•	there is sufficient biographical information is available

•	the nomination process is fair

•	the mandate does not exceed 6 years

•	the nomination respects the equilibrium of the Board structure (see above)

•	the function of Chairman and CEO is clearly separated.

•	Discharge to the Board of Directors

As the discharge has more than only a symbolic value in some countries, Fortis Investments treats this resolution very prudently in order not to rule out possible legal claims.

Remuneration of Directors

CASE BY CASE:

Remuneration of non-executive directors (NEDs)

In order to uphold the supervisory and consultative role of NEDs that allows for dispassionate intervention whenever necessary, Fortis Investments considers that their remuneration should be free from the achievement of short-term financial results. Apart from fees which should be tied to attendance, the remuneration of NEDs can include shares to ally their interest to that of the company. The whole remuneration package should be aligned to the commitment and dedication expected from NEDs to fulfil their duties. Fees of NEDs could also be paid in shares if these shares need to be held for at least the duration of the Board mandate.

•	Remuneration of executives

Executive directors should be motivated by variable remuneration linked to company performance. A fixed salary, which should be determined by the Board according to the report of the Remuneration Committee, should be in line with both national and sectoral standards. It must be reviewed regularly by the Remuneration Committee. Variable performance linked remuneration components are meant to reward exceptional performance and as such should ideally be linked to a peer group benchmark. In assessing the viability of a scheme, Fortis Investments checks on its proportion to the issued capital, its performance criteria and the vesting and holding periods.

•	Approval of pay package

Depending on the markets and the respective cultures, remuneration is a sensitive topic touching on issues such as the security and privacy of the individuals concerned, and the competitiveness of the company in attracting, retaining and motivating top executives. Fortis Investments favours full disclosure of all remuneration components for each director serving on the Board in order to vote in favour of a resolution approving the remuneration. The different components making up the pay need to be identified and their respective policies explained. The pay should be transparent enough for shareholders to allow them to distinguish the remuneration of executives from that of NEDs.

8. Miscellaneous

•	Ratification of auditors

Auditor independence is essential for rendering objective opinions. All proposals to ratify auditors will be examined for potential conflicts of interest with particular attention to the fees paid to the auditor. Fortis Investments will generally vote as follows:

•

FOR proposals to ratify auditors when the amount of audit fees is greater than that for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Bundled Proposals

Fortis Investments will review bundled or “conditioned” proposals (proposals involving different asset classes) on a CASE-BY-CASE basis. In cases where the items are conditioned upon each other, the benefits and costs of the packaged items will be examined. In cases when the joint impact of the conditioned items is not in the clients’ best interest, Fortis Investments will vote AGAINST the proposals. Conversely, if the combined effect is positive, Fortis Investments will vote FOR the proposals.

Corporate Social Responsibility

This section sets out Fortis Investments Corporate Social Responsibility (CSR) voting guidelines. The CSR Voting Service proposes guidance for an additional filter to the Voting Profile: the Corporate Social Responsibility filter. With this filter Fortis Investments reviews the transparency of companies on CSR issues. Insufficient CSR transparency triggers a voting alert report. The alert report recommends an abstention or vote against the company’s request to approve annual accounts.

Corporate Social Responsibility is the alignment of business operations with social values. As mentioned by the EU Green Paper, CSR companies contribute voluntarily to a better society and a cleaner environment. They recognise three kinds of responsibility: economic, environmental and social. It is about tackling the issues of the workplace, human rights, and the community – all integrated in core business strategies. These developments reflect the growing expectations that stakeholders have regarding the role of companies. Investors believe they have a right to transparency, not only on financial and corporate governance issues, but also on what they call the “triple bottom line”: the environment, employees, and society as a whole. The principle underlying these expectations is that shareholders have the right to understand the risk born by the company they invest in. This information will of course interest other stakeholders as well.

Corporate Social Responsibility, like Corporate Governance, embraces two central concepts: accountability and transparency. Companies are expected to be more transparent in disclosing and communicating their policies and practices as these impact the environment, employees and communities. It is no longer optional for a company to communicate its environmental and social impacts; such information is demanded by stakeholders, regulators, and Non-Governmental Organisations in an information-driven economy.

A company that is considered a good corporate citizen is one that demonstrates a commitment to its stakeholders through socially responsible business practices and transparent operations.

The CSR Standard

Once a company recognises the importance of being a good corporate citizen, the key to a real dialogue is trust, resulting from recognised accountability and transparency. The CSR Standard is therefore based on disclosure. It assesses the availability for shareholders of relevant CSR information, without providing any judgement on the content of existing information.

The various CSR issues taken into account for the Standard are detailed below. The Standard draws heavily on the United Nations Global Compact's nine principles and the Global Reporting Initiative (GRI), which collaborate together since March 2003 to foster better corporate reporting on CSR issues. The Standard’s disclosure requirements go further than the legal requirements of most countries. Indeed, being socially responsible means doing more than the legal minimum. Public companies should comply with the Standard to allow a truly informed vote of investors.

The company’s CSR transparency is assessed based on three key CSR factors (environment, human resources and society) and two accountability factors (board commitment and reporting). Each factor is divided in at least six different aspects; namely commitment, policy, performance, targets, independent review, and senior management responsibility (see appendix). This adds up to a total of 34 criteria, which constitute the CSR analysis grid. A score is assigned to a company under review for each factor based on its transparency level. If the company’s total transparency level is below the alert threshold, Deminor issues an alert report, proposing to abstain or oppose the approval of annual accounts.

For 2004, it has been decided by the Proxy Voting Committee not yet to vote against on CRS issues on shareholder meetings in case of transparency levels are below the threshold, but instead sending a letter to the board of the involved company in order to disclose and explain our CSR guidelines.

CSR Factors

Environment Factor

•

Group-wide environmental commitment: The company should clearly state that it supports a precautionary approach to environmental challenges. (see GRI principle Vision and Strategy 3.13 and UN Global Compact principle 7);

•

Identified risk areas: The company should identify the risks its business causes to the environment. It should mention the areas which require the special attention of a socially responsible corporate citizen.

•

Policy for managing environmental risk: The company should publish a group-wide environmental policy. Such a policy should disclose how the company manages the risks its business causes to the environment. It should mentions the initiatives taken to monitor and limit risk (see GRI principles EN 1 to 15 and UN Global Compact principle 8).

•

Disclosure of environmental performance: The company should provide up-to-date data on its environmental performance: the impact it has had in the past year, the measures it has taken to improve its management of environmental issues.

•	Target setting: In addition to its past performance, the company should disclose target settings on reducing its impact on the environment in the coming years. (See GRI principle EN14).

•	Quantifiable targets: These targets should be quantifiable, in numbers or percentages (see GRI principle EN14).

•	External & independent review: The company’s environmental report should be accredited by an independent and external audit. The external auditor will sign the company’s environmental report.

•

Environmental commitment for the supplier: The company should disclose that it promotes the adoption of environmental standards for its suppliers. It is the company’s responsibility to check if and how its suppliers are acting in a responsible manner, especially in the context of subcontracting.

•

Responsible Board member or committee on board level: The company should identify and name a board member or a committee on board level dealing with environmental matters. The commitment of management is at the heart of CSR.

•	Internal monitoring system: The company should show evidence that it has set up an internal monitoring system for its environmental performance, as one of the steps to foster sustainable CSR.

Human Resources Factor

•

Group-wide commitment to employees: The company should clearly state that it is committed to the general well-being of its employees. This may include the company’s support of ILO labour standards and the UN Declaration of human rights.

•	Health and safety commitment: The company should disclose a commitment to the specific health/safety risks of its employees.

•	Areas for safety/health risks: The company should identify the specific risks its business causes to the well-being of its employees.

•	Disclosure of a policy for managing safety/health risks: The company should disclose how it manages these risks group-wide.

•	Disclosure of health/safety performance: Does the company provide quantifiable data on its performance?

•	Disclosure of health/safety targets: The company should disclose its targets set to reduce any negative impact of its activities on the well-being of its employees.

•

Commitment to equal opportunity issues: The company should disclose its policy to support equal opportunity. The company should describe its programmes to prevent all forms of discrimination between employees, and show the diversity resulting from these efforts (see GRI principles LA10-11, HR4 and UN Global Compact principle 6).

•

Commitment to the principle of freedom of association: The company should state that it recognises the right to associate, and to collective bargaining. The company may describe the extent to which this policy is universally applied (see GRI principles LA3-4 and UN Global Compact principle 3).

•	Existence of regular employee satisfaction surveys: The company should disclose whether it conducted an employee satisfaction survey on health issues or working conditions.

•

Works council or similar strategic-level procedures for information: Is there evidence that the company has set up a council or foreseen other dispositions for workers' information, consultation and negotiation (see GRI principles LA4).

•	Existence of an independent verification process: Has the company been accredited by a recognised external party or does it follow a recognised standard (such as ISO10015) regarding human capital?

•

Existence of a responsible senior manager or board member: The company has a health and safety committee comprising management, and/or the company has a senior executive responsible for HR issues (see GRI principles LA6).

External Social Policy Factor

•	Group-wide commitment to society: The company should state its group-wide commitment to community issues.

•

International human rights: The company should state its support and respect of international human rights standards. It should mention how it takes into account the impact of its activities on human rights. This can be stated in relation with human rights agreements or treaties (see GRI principles HR1-4 and UN Global Compact principle 1-2).

•

Policy referral to the importance of engagement with the stakeholders: The company shows evidence of a voluntary involvement or investment in the local community. The company should recognise that active dialogue with stakeholders is crucial for the success of CSR (see GRI principles SO1).

•	Is there evidence that the company is forming partnerships with external bodies? Has the company formed any partnerships with humanitarian or likewise organisations?

•

Senior manager or Board member responsible for these issues: The company should disclose who is responsible for all health and safety issues, ideally on board level. A senior manager or committee may be designated for the implementation of the social policy.

•	Information on the beneficiaries of help: The company specifies the identity of the main beneficiaries of its financial and in-kind donations.

•	Disclosure of total amount of charitable donations: The company should disclose the amount of donations to any group in terms of cash and in-kind (see GRI principle EC10).

•

Disclosure of political donations: The company should disclose its policy regarding political donations. If the company’s policy allows political donations, it should specify the amounts paid (see GRI principle SO3 and SO5).

Board Commitment Factor

•	Board commitment to CSR factors: Is there evidence that the board takes regular account of these CSR factors?

Reporting Factors

•

Is there a separate report on sustainability/environment? The company should report thoroughly on all CSR factors. This can be done in a special section of the annual report, or in a separate report referred to in the annual report. CSR reporting on the company website is also acceptable. The report should be published annually. If not, the company should provide additional yearly performance data on its website.

•

Existence of reporting in accordance with the Global Reporting Initiative: The adoption of a recognised reporting framework enhances trust and accountability. We distinguish companies who report in accordance to the GRI principles from those who inspire themselves from the GRI principles. Both approaches are encouraged by the GRI.

•	External review of complete report: The signature of a recognised independent auditor enhances trust and accountability.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If

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From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which it has discretionary voting authority in the manner believed is most likely to enhance shareholder value. Where practical, M&C may consider requests to vote proxies in accordance with client specific guidelines.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

1. Auditors

M&C will generally vote to ratify auditors, unless

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive

2. Board of Directors

M&C will generally vote for routine election or re-election of directors.

M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.

M&C will generally vote against proposals to classify boards

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

M&C will generally vote against proposals to allow cumulative voting.

3. Proxy Contests

M&C will review contested director elections on a case-by-case basis.

4. Takeover Defenses

M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	The company has an acceptable policy covering the future adoption of a poison pill.

M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption

M&C will review on a case-by-case basis management proposals on poison pill ratification.

M&C will generally vote against proposals to require a supermajority of shareholder vote

M&C will generally vote for proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.

6. State of Incorporation

M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.

7. Capital Structure

M&C will generally vote to increase the number of shares of common stock authorized unless

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill)

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

8. Compensation Issues

M&C will review the following issues on a case-by-case basis:

•	Equity compensation plans,

•	Director Compensation,

•	Employee Stock Purchase Plans – Qualified Plans

•	Employee Stock Purchase Plans – Non-Qualified Plans

•	Severance Agreements

9. Corporate Responsibility

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following areas:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Artic National Wildlife Refuge

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

10. Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

If a client’s shares are on loan at the time of voting, it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain records of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Reviewed April 9, 2009

NEPTUNE INVESTMENT MANAGEMENT LIMITED (“NEPTUNE” OR “THE

COMPANY”) PROXY VOTING POLICIES AND PROCEDURES

ASTON NEPTUNE INTERNATIONAL FUND (“THE FUND/CLIENT”)

ASTON NEPTUNE INTERNATIONAL FUND (“THE FUND”)

1. Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be applied to ensure that such rights are exercised in a properly and timely exercised manner.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

2. Policy

Neptune’s, policy for proxy voting, which it considers to be a vital component of its fiduciary duty to its clients, is to fulfill its responsibility for voting proxies for the portfolio’s securities in a consistent manner with the best economic interests of the fund. Neptune maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to the fund about the voting of proxies for the portfolio’s securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, Neptune will exercise discretionary voting authority over proxies issued on securities held in the fund.

It is the policy of Neptune to vote, focused on the investment implications of each issue and in a manner that Neptune believes is in the best interests of the fund.

3. Responsibility

The Neptune Proxy Voting Policy Committee and its designated service provider, currently this is Glass Lewis through Broadridge, have the responsibility for the implementation and monitoring of the Company’s proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

4. Procedures

Neptune has adopted procedures to implement the Company’s policy and conducts reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate. These procedures may be summarized as follows:

4.01 Proxy Committees

Neptune has established two Proxy Committees to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. Their responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head of Research, the Chief Compliance Officer and the designated Proxy Officer. No less than annually, the Committee is responsible for reviewing the guidelines it has established amending them as required and reviewing the performance of its voting agents. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Chief Compliance Officer, designated Investment Administration personnel and the Proxy Officer. No less than annually, the Committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

4.02 Voting

The Proxy Voting Policy Committee is advised by the designated service provider, Glass Lewis through Broadridge. Neptune employs Glass Lewis, the specialist voting agency, to analyze every resolution of every meeting for each of the companies we invest in for the fund. In common with most institutions, the vast majority of meetings are non-controversial. Nonetheless, every resolution is voted and tested by Glass Lewis in accordance with agreed proxy voting guidelines, version January 2009.

The voting agent analyses proxy proposals, tracks and receives proxies for the fund for which Neptune are entitled to vote and votes proxies pursuant to agreed upon guidelines. Neptune compiles and retains voting records. A Proxy Officer has been designated to coordinate communications between the Fund Administration personnel and the voting agent. The Proxy Officer named is Nicola Weigert, in Nicola’s absence Daniel Dent will be the reserve.

The steps for reviewing and submitting votes are as follows:

•	The voting agent will transmit each vote 72 hours in advance of the vote deadline to the Proxy Officer.

•	In order to give the manager an opportunity to override a vote the Proxy Officer prints copies of the upcoming votes for the manager’s review.

•	The Proxy Officer will document any vote overridden by the Portfolio Manager and advised to the voting agent.

•	The Compliance Department will review, on a semi-annual basis, the Proxy Officer’s voting files to ensure there is evidence of review.

•	For each vote, the Proxy Voting Officer reviews the number of shares held for reasonableness to ensure that the voting agent has an accurate record of the shares Neptune is responsible for voting.

5. Voting Guidelines

In the absence of specific voting guidelines from the client, Neptune will vote proxies in the best interests of the fund. The fund is permitted to place reasonable restrictions on Neptune’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

6. Conflicts Of Interest

Neptune has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the relevant Glass Lewis guidelines adopted by the relevant Proxy Committee. In cases where Neptune believes there may be an actual or perceived conflict of interest, it seeks to address such conflicts in various ways, including the following:

•	Documenting fully the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

•	Requiring the approval of the Chief Compliance Officer prior to providing voting instructions to the voting agent;

•	Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

•	Seeking legal counsel.

In situations where Neptune perceives a material conflict of interest, it may:

•	Defer to the voting recommendation of the voting agent;

•	Vote pursuant to client direction (following disclosure of the conflict to the client),

•	Vote reflectively (in the same proportion and manner as other shareholders),

•	Abstain from voting; or

•	Take such other action which, in the considered view of the Proxy Committee, protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by Neptune or the voting of proxies where Neptune or its affiliates have a direct financial interest.

The Proxy Officer and the Compliance Department will identify any conflicts that exist between the interests of Neptune and the fund by reviewing the relationship of Neptune with the issuer of each security to determine if Neptune or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the fund, to give the fund an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Neptune will maintain a record of the voting resolution of any conflict of interest.

7. Recordkeeping

The Proxy Voting Policy Committee shall retain the following proxy records in accordance with the applicable regulator’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Neptune receives;

•	A record of each vote that Glass Lewis casts on behalf of Neptune in accordance with agreed proxy voting guidelines (version January 2009);

•	Any document that Neptune created that was material to making a decision on how to vote proxies, or that documents that decision, including period reports to the fund;

•	A copy of each written request from the fund for information on how Neptune voted such client’s proxies, and a copy of any written response.

8. Disclosure

Neptune will provide the Fund on request, a summary of its proxy voting policy and procedures, including a statement, if required, detailing how Neptune voted the fund’s proxies.

9. Fund Requests for Information

•	The Fund’s requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer, Karen Barker.

•	In response to any request, the Proxy Committee will prepare a written response to the Fund with the information requested and, as appropriate will include the name of the issuer, the proposal voted upon, and how Neptune voted the Fund’s proxy with respect to each proposal about which the Fund enquired.

OPTIMUM INVESTMENT ADVISORS, LLC

SUMMARY OF PROXY VOTING POLICIES

AUGUST, 2006

Introduction

Optimum Investment Advisors, LLC (“Optimum”) manages discretionary accounts on behalf of a diverse group of clients, including individuals, trusts, IRAs, ERISA plans, state and local government funds, corporations and charitable foundations. According to the provisions of Section 4 of Optimum’s Investment Advisory Agreement, unless the client is an employee benefit plan subject to ERISA, Optimum does not vote proxies on behalf of clients, including in the circumstance where the client has instructed his custodian to forward proxies to Optimum instead of to the client. Optimum does vote proxies for the ABN AMRO Mid Cap Fund under its sub-advisory contract.

General Policy

Optimum acts as fiduciary and votes proxies in a way that it believes will be consistent with the best interest of the beneficial owners of the accounts and will maximize the market value of their investments. Although Optimum may consult with a third party on proxy issues, no outsider, including a client, will dictate Optimum’s proxy voting.

Optimum generally supports routine business matters, unless Optimum views support as contrary to the best financial interest of the shareholders. Optimum carefully reviews proposals for changes in status of a company, to determine whether such changes (such as mergers or restructurings) benefit the financial interests of the shareholders, and votes accordingly. Proposals that restrict shareholder democracy are generally not supported if such proposals restrict the rights of shareholders, particularly shareholders’ ability to realize the value of their investment, and proposals that increase shareholder democracy are generally supported. Compensation proposals are reviewed individually using the same standards. However, all such matters are reviewed on a case-by-case basis and voted based on the financial interest of the shareholders.

Conflicts of Interest

On occasion, it is possible that Optimum will encounter some type of conflict between a proxy vote and a relationship Optimum has with a company or client. Optimum is aware that such conflicts might exist; however, Optimum will always vote in the best interest of the shareholders. In the case of a conflict, Optimum may discuss the conflict and/or the vote with the client. Optimum will consult with an independent third party as well. Such conflicts and the actions taken will be documented.

Recordkeeping

Optimum will maintain records of its proxy votes in accordance with the Investment Advisers Act of 1940 and preserve such records for the 6 calendar years following the time any proxy vote is cast by Optimum, keeping the most recent 2 full calendar years of proxy voting records in Optimum’s office.

Disclosure

Optimum will provide this summary of its proxy voting policy to all of its advisory clients annually, and Optimum will provide clients with records of proxy voting information for their own proxies at a client’s request in accordance with Rule 204-2 of the Advisers Act.

A copy of Optimum’s Proxy Voting Policies and Procedures is available upon request.

RIVER ROAD ASSET MANAGEMENT, LLC

PROXY VOTING

POLICIES AND PROCEDURES

SECTION

23 OF 32

Policy

River Road Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services (“ISS”), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

River Road Asset Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

Proxy Committee’s

River Road Asset Management has established two Proxy Committee’s to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minumim of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

Voting

The Proxy Voting Policy Committee has hired Institutional Shareholder Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which River Road Asset Management’s clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for River Road Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy Officer named is Keri Chandler.

The steps for reviewing and submitting votes are as follows:

•	The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

•	The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by River Road Asset Management.

•

The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

•	The Compliance Department will review on a semi-annually basis, the Proxy Analyst’s proxy files to ensure there is evidence of review.

•

For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares River Road Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

•

Once a month or more often, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to River Road Asset Management are included in this feed.

•	ISS matches the client accounts to the applicable proxy and records the vote.

Voting Guidelines

In the absence of specific voting guidelines from the client, River Road Asset Management will vote proxies in the best interests of each particular client. River Road Asset Management’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on River Road Asset Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. 2005 Approved Proxy Voting Guidelines.

Conflicts Of Interest

River Road Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where River Road Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

•	Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

•	Requiring the approval of the Department Head and the CCO prior to providing voting instructions to the voting agent;

•	Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

•	Seeking legal counsel.

In situations where River Road Asset Management perceives a material conflict of interest, the Adviser may:

•	Defer to the voting recommendation of ISS or another independent third party;

•	Vote pursuant to client direction (following disclosure of the conflict to the client)

•	Vote reflectively (in the same proportion and manner as other shareholders),

•	Abstain from voting; or

•	Take such other action which protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by River Road Asset Management’s affiliated corporations or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of River Road Asset Management with the issuer of each security to determine if River Road Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that River Road Asset Management receives;

•	A record of each vote that River Road Asset Management casts;

•	Any document River Road Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the GENERAL MANAGER;

•	A copy of each written request from a client for information on how River Road Asset Management voted such client’s proxies, and a copy of any written response.

Disclosure

•

River Road Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how River Road Asset Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received River Road Asset Management’s Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests For Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

•

In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how River Road Asset Management voted the client’s proxy with respect to each proposal about which client enquired.

Regulatory Reference

Proxy Voting

MANUAL VERSION RELEASE DATE: 1/5/2006 10:24:47 AM

323-A Main St. – P.O. Box 71 – Lakeville, CT, 06039 – (860) 435-0200 –

fax (860) 435-0031

(C) Copyright 2005-2006, National Regulatory Services. All Rights Reserved.

TAMRO Capital Partners, LLC

Compliance Manual

Proxies & Other Corporate Actions

Policy

TAMRO, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. The Company maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company’s proxy policies and practices. Company policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents for the client or another party, TAMRO will exercise discretionary voting authority over proxies issued on securities held in client accounts. It is TAMRO policy to vote with a focus on the basis of the investment implications of each issue and in a manner that the Company believes is in the best interest of its clients.

Where possible, it is TAMRO policy to take action on behalf of clients with regard to portfolio holdings which are subject to corporate actions (of a non-proxy nature) so long as the Company is in a position to: (1) have reason to know that the client portfolio holds such a security for which there is a corporation action; and (2) have receipt of notice of corporate action from the client custodian who maintains custody of such security on behalf of the client. Common corporate actions include tender offers, spin-offs, mergers/de-mergers, and name changes.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are exercised properly and in a timely fashion. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

It is the Trader’s responsibility to review all proxies and the proxy voting service provider’s recommendations on how to vote each proxy. The trader brings proxy votes to the attention of the Investment Team for discussion when warranted. The Investment Team and its designated proxy service provider have the responsibility for the implementation and monitoring of the Company’s proxy voting policy, practices, disclosures and record keeping. The Investment Team considers the recommendations of the proxy service provider, but may override such recommendations as deemed appropriate. The CIO is responsible for all override approvals.

It is the responsibility of client custodians to notify the Company of pending corporate actions which impact securities held in client portfolios managed by TAMRO.

Procedures / Internal Controls

TAMRO has adopted procedures to implement, monitor, and amend as necessary the Company’s corporate action and proxy policies, as summarized below.

Role of Investment Team

It is the responsibility of the Investment Team to oversee the proxy process. At least annually, the Investment Team is responsible for approving or amending the guidelines it has established, reviewing the performance of the proxy service provider, and addressing any procedural issues that may arise in proxy voting processes. Meetings may be called by any Investment Team member throughout the year, based on issues that arise.

Proxy Voting

The proxy service provider offers analysis of proxy proposals, tracks and receives proxies for which TAMRO clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Company.

The steps for reviewing and submitting votes are as follows:

•	The Trader reviews the proxy system on a weekly basis

•

The Trader reviews the voting agendas, determines if there are any issues to report to the Investment Team, documents evidence of Investment Team review of any issues, and maintains the copies in a proxy file.

•	Once a week the Operations Department submits a file of current clients and their holdings to the proxy provider. Only clients that have delegated voting to TAMRO are included in this feed.

•

For each vote, the proxy voting service provider tracks and reports shares held in TAMRO’s accounting system versus ballots received. The Trader looks at this information to ensure that there are no significant differences in the two numbers. If there is a significant difference the Trader will contact the custodian to see if the shares are simply out on loan, or if the difference exists for another reason.

•

If the Investment Team chooses to override the proxy service provider’s recommendations, the CIO will approve the override. This approval will typically be documented in Investment Meeting notes; however, other documentation may occasionally be more appropriate. Documentation of CIO override approval is maintained by the Trader.

•	The CCO, or designee, will review on a periodic basis the Trader’s proxy files to ensure there is evidence of review.

Voting Guidelines

In the absence of specific voting guidelines from the client, TAMRO will vote proxies in the best interests of each particular client. The Company’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Company’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

Conflicts of Interest

There may be instances where the Company or its access persons are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when TAMRO has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company), or a third party that is a proponent of a particular outcome on a proxy issue. TAMRO requires documentation regarding potential conflicts of interest. In cases where it believes there may be an actual or perceived conflict of interest, the Company requires additional steps that may include obtaining the prior approval of the CCO, obtaining Investment Team review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients. In all such cases, proxy records will fully reflect such conflicts and their resolution, and include evidence of approvals as necessary.

Recordkeeping

TAMRO and the service provider shall retain the following proxy records in accordance with SEC retention requirements:

•	These policies and procedures and any amendments.

•	Each proxy statement that TAMRO receives.

•	A record of each vote that TAMRO casts.

•	Any document TAMRO created that was material to making a decision how to vote proxies, or that memorializes that decision.

•	A copy of each written request from a client for information on how TAMRO voted such client’s proxies, and a copy of any written response.

Disclosure

•

TAMRO will provide information in its ADV Form, Part II summarizing proxy voting policy and procedures, including a statement that clients may request information regarding how the Company voted proxies, and that clients may request a copy of these policies and procedures. Form ADV Part II is provided at the time of contract execution and offered annually thereafter.

Other Corporate Actions

•

At the time of a new client relationship, TAMRO shall direct the client’s custodian to add the Company to the mailing/notification list should a corporate action notice come to the attention of the custodian for a holding in the client’s TAMRO portfolio. Copies of corporate action notices should be sent to the attention of the Trader.

•	The Investment Team shall act upon all such corporate action notices upon receipt, where possible, in a manner that is deemed to be in the client’s best interests.

•

All copies of approved, non-mandatory corporate action records are maintained in the designated centralized client files maintained by the COO. Typically, TAMRO does not have any such approval records as the corporate actions we process are generally mandatory.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

In response to any request the Investment Team and its designated service provider will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and the manner in which TAMRO voted the client’s proxy with respect to each proposal about which the client inquired.

VEREDUS ASSET MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

AS OF MAY 31, 2005

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	Voting Guidelines

In the absence of specific voting guidelines from the client, VAM will vote proxies in the best interests of the clients.

The key objectives of the following policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

III.	Proxy Voting Procedures

(1)	In an effort to assist VAM in gathering information and voting, VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. ISS researches the proxy issues and provides a voting recommendation based upon their proxy-voting manual utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request). VAM accesses this information via the internet and determines if we agree with the recommendations made by ISS. VAM maintains the right to determine the final vote made. If ISS recommends voting against management, special attention is given to the issue to determine if VAM agrees with the recommendation. VAM will research the issue and discuss it with the portfolio managers and if it is determined that a vote with management is in the best interest of the client, we will change the vote by logging onto the ISS Proxymaster website where a manual vote change can be made.

(2)	As VAM is utilizing ISS, a third party proxy service, we must ensure that ISS does not have a conflict through a separate relationship with an issuer prior to VAM accepting recommendations on voting issues. As part of our voting procedures, VAM will contact ISS and obtain information on any services ISS has performed for the issuer in question and the dollar amount paid for the service. VAM will then assess the information and determine if a conflict exists. If it is determined that a conflict does exist, VAM will perform it’s own research of the issues and make an informed decision on the vote. If no conflict exists, VAM will consider the ISS recommendation as usual.

IV.	Conflicts Of Interest

(1)	The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. This examination will include a review of the relationship of VAM and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of VAM or an affiliate of VAM or has some other relationship with VAM or a client of VAM.

(2)	If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. VAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when VAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, VAM will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of VAM when voting proxies if such a conflict exists.

V.	Disclosure

(1)	VAM will disclose in its Form ADV Part II that clients may contact the Proxy Administrator, Amy Benningfield, via e-mail, abenningfield@veredus.com or telephone (502) 214-5281 in order to obtain information on how VAM voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Administrator will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how VAM voted the client’s proxy.

(2)	A concise summary of these Proxy Voting Policies and Procedures will be included in VAM’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Administrator will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.	Recordkeeping

The Proxy Administrator will maintain files relating to VAM’s proxy voting procedures in VAM’s office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM. Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto.

(2)	A copy of any document VAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

(3)	A copy of each written client request for information on how VAM voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how VAM voted its proxies.

As VAM has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the internet, we will not maintain paper copies within our office.

PROXY VOTING GUIDELINES AND PROCEDURES

NEW CENTURY CAPITAL MANAGEMENT LLC

December 5, 2007

The following represents the guidelines and procedures for NCCM with respect to the voting of proxies on behalf of all clients for which NCCM has responsibility for voting proxies and the keeping of records relating to proxy voting.

A. General Policy. NCCM shall vote proxies related to securities held by clients in a manner guided solely by the best interest of the clients. NCCM shall consider only those factors that relate to the clients’ investment, including how its vote will economically impact and affect the value of the clients’ investment. Proxy votes generally will be cast in favor of the management recommendation that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholders influence over issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against management recommendations having the opposite effect. Accordingly, NCCM has engaged Broadridge’s ProxyEdge voting services to vote all proxies on behalf of client accounts and recording keeping services.

B. Proxy Voting Administration. The Director of Operations or her designee works with the proxy voting service and is responsible for ensuring that all proxies are voted.

C. Voting and Use of Proxy Voting Service. NCCM has engaged Broadridge ProxyEdge Service, an independent Proxy Voting Service, to give NCCM online access in the voting of proxies. In addition, ProxyEdge is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to NCCM upon request. NCCM will process all proxy votes in accordance with the above policy. NCCM will use echo voting for investment company shares when required by law.

D. Conflicts of Interest. NCCM shall vote all proxies based on the best interest of NCCM’s clients in accordance with the above policy. NCCM shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy. In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that NCCM is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the Chief Compliance Officer to determine whether a material conflict exists.

E. Reporting and Record Retention. Upon request, on an annual basis, NCCM will provide its clients with the proxy voting record for that client’s account. The Director of Operations or her designee shall retain records of votes cast on behalf of clients and records of client requests for proxy voting information. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. In addition, NCCM will retain copies of its Proxy Voting Procedures and Guidelines. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

F. Review of Policy. NCCM shall periodically review this policy and the services provided by Broadridge ProxyEdge and Broadridge ProxyDisclosure to file N-PX to determine whether the continued use of Broadridge is in the best interest of clients.

Smart Portfolios LLC

IA Policies and Procedures Manual

12/04/07 to Current

Proxy Voting

Policy

Smart Portfolios LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Policy Committee has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Smart Portfolios LLC has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to the Investment Policy Committee;

•	The Investment Policy Committee or designated personnel will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, the Investment Policy Committee will determine how Smart Portfolios LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

Smart Portfolios LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Smart Portfolios LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Investment Policy Committee.

•

In response to any request the Investment Policy Committee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Smart Portfolios LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•

In the absence of specific voting guidelines from the client, Smart Portfolios LLC will vote proxies in the best interests of each particular client. Smart Portfolios LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Smart Portfolios LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

Smart Portfolios LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Smart Portfolios LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	Smart Portfolios LLC will use echo voting for investment company shares when required by law.

•	In reviewing proposals, Smart Portfolios LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•

Smart Portfolios LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Smart Portfolios LLC with the issuer of each security to determine if Smart Portfolios LLC or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the Investment Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Smart Portfolios LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Investment Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Smart Portfolios LLC receives;

•	A record of each vote that Smart Portfolios LLC casts;

•

Any document Smart Portfolios LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Investment Policy Committee or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Smart Portfolios LLC voted such client’s proxies, and a copy of any written response.

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed.

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

CARDINAL CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

As of August 1, 2006

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	Proxy Voting Procedures

(a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate Portfolio Manager.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines

In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1)	Whether the proposal was recommended by management and Cardinal Capital’s opinion of management;

(2)	Whether the proposal acts to entrench existing management; and

(3)	Whether the proposal fairly compensates management for past and future performance.

IV.	Conflicts of Interest

(1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V.	Disclosure

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client’s proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.	Recordkeeping

Thomas J. Spelman will maintain files relating to Cardinal Capital’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

Lake Partners, Inc.

Proxy Voting

November 29, 2004

As amended: March 6, 2009

Policy

Lake Partners, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser’s authority to vote proxies is established by the investment management agreement (as amended from time to time) and/or the brokerage account application agreement with the client. In all circumstances, the Adviser will comply with specific client directions to vote proxies, whether or not such client directions deviate from the Adviser’s policies and procedures.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals. Generally, the Adviser will oppose management in order to further the independence of the board of directors, to preserve the rights of shareholders (such as by resisting attempts to entrench management), and to oppose compensation packages that the Adviser deems to be excessive.

Proxy Committee: Proxy Voting Guidelines

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Attachment A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Controller acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment B. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company or investment company whose proxy is being voted.

Proxy Voting Procedure

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser (who may be a member of the Proxy Committee) will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company or investment company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

The Adviser will use echo voting for the investment company shares when required by law.

Conflicts of Interest

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company or investment company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A. Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company or investment company and its affiliates, information about the company or investment company and its affiliates that is generally known by the Adviser’s employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

1. Significant Business Relationships – The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

2. Significant Personal or Family Relationships – The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

3. Contact with Proxy Committee Members – If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s Chief Compliance Officer who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the proposal shall be voted in accordance with Lake Partners’ proxy voting guidelines. However, if a material conflict of interest is identified and the guidelines do not address how to vote on the proposal, the Proxy Committee may: (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Lake Partners shall vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.1

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5. DISCLOSURE

In accordance with the Advisers Act, the Adviser reports upon request to its clients regarding the manner in which their proxies are voted. It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6. RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required.

Attachments

Attachment A – Members of the Proxy Committee

Attachment B – Lake Partners, Inc. Proxy Voting Guidelines

[1]	The existence of a material conflict of interest will not affect an analyst’s determination that it is in the best interests of clients not to vote a proxy.

Attachment A

Members of the Proxy Committee

Members of the Proxy Committee

Ronald A. Lake, Co-Chairman, President, Director

Frederick C. Lake, Co-Chairman, Secretary, Treasurer

Maurice A. Cabral, Controller, Chief Compliance Officer

Attachment B

LAKE PARTNERS, INC.

Proxy Voting Guidelines

One of the primary factors Lake Partners, Inc. (the “Adviser”) considers when determining the desirability of investing in a [particular company] or investment company is the quality and depth of its management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in a [company] or investment company proxy statement in accordance with the position of the company’s management, unless the Adviser determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the security. However, the Adviser will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in the Adviser’ judgment, it would not be in the best interests of the client to do so.

The Adviser generally characterizes proxy voting issues into three Levels (I, II and III). The Level of proposal will determine the depth of research required by the analyst when deciding how to vote each proxy. Level I matters normally are voted based on the recommendation of the issuer’s management. Matters that could meaningfully impact the position of existing shareholders (Levels II and III) are given special consideration and voted in a manner that is believed to support the interests of shareholders. Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A. Level I Proposals

Level I proposals are those which do not propose to change the structure, bylaws, or operations of a company or investment company to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. However, the appropriate analyst of the Adviser will research the issue before making a conclusion as to how a vote would be in the best interest of the client.

☐	Approval of auditors

☐	Election of directors and officers of the corporation

☐	Indemnification provisions for directors

☐	Liability limitations of directors

☐	Name changes

☐	Declaring stock splits

☐	Elimination of preemptive rights

☐	Incentive compensation plans

☐	Changing the date and/or the location of the annual meetings

☐	Minor amendments to the articles of incorporation

☐	Employment contracts between the company and its executives and remuneration for directors

☐	Automatic dividend reinvestment plans

☐	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

B. Level II Proposals

Issues in this category are more likely to affect the structure and operations of a company or investment company and, therefore, will have a greater impact on the value of a client’s investment. The applicable analyst on the security will review each issue in this category on a case-by-case basis and perform diligent research to make a decision based on the best interest of the client. In those instances where the decision is not clear cut, the analyst will consult with the Proxy Committee and solicit their input. As stated previously, voting decisions will be made based on the perceived best interest of the clients. Level II proposals include:

☐	Mergers and acquisitions

☐	Restructuring

☐	Re-incorporation or formation

☐	Changes in capitalization

☐	Increase or decrease in number of directors

☐	Increase or decrease in preferred stock

☐	Increase or decrease in common stock

☐	Material changes in terms for fees or expenses of an investment company

☐	Material changes in investment policies or guidelines of an investment company

☐	Stock option plans or other compensation plans

☐	Social issues

B. Level III (Corporate Governance) Proposals

The Adviser generally will vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. In addition to the steps taken to render a decision in the above-mentioned scenarios (Level I and Level II proposals), the analyst may find it necessary to contact company or investment company management to discuss any such proposal to gain a more complete understanding before casting a vote. Proposals in Level III may include:

☐	Poison pills

☐	Golden parachutes

☐	Greenmail

☐	Supermajority voting

☐	Board classification without cumulative voting

☐	Confidential voting

PROXY VOTING POLICY AND PROCEDURES

M.D. SASS INVESTORS SERVICES, INC.

The Investment Advisers Act of 1940 imposes on us as an investment manager a general fiduciary responsibility to act in the best interest of our clients.

In cases where voting authority has been delegated to us, we have determined that, as a general matter, it is consistent with those responsibilities to support the management position on many issues presented for stockholder approval. Where we believe that support for the management position conflicts with our fiduciary responsibilities to investors, or where support for the management position would materially diminish stockholder rights, we will vote against the management position.

Voting decisions will be made based on what is in the best economic interest of our clients.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our clients. Additional considerations effecting the decision to vote for are listed below:

a.	Election of management slate of directors – consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A more complete definition is attached as Exhibit A.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards. If retired, no more than 5 public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b.	Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20 % of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than 7 years.

c.	Cumulative voting.

d.	Profit sharing/remuneration plans.

e.	Pension/retirement plans.

f.	Authorization of new securities if there is no intent to unduly dilute shareholder’s proportionate interest, reverse stock splits.

(i) Common stock – support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.	Acquisition of property

h.	Asset restructuring

i.	Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price – strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1 % of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10 % of option shares were issued to the top 5 executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75 % of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the Company.

j.	Compensation plans and revisions thereof

(i) Base compensation should be reasonable – minimum necessary for retention and recruitment.

(ii) Variable compensation – support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefit to executives that exceeds that offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.	Increasing indebtedness within prudent limits.

l.	Anti-greenmail amendments

m.	Preemptive rights

n.	Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o.	Fair-Price Provisions

p.	Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).

(ii) Reports on human rights.

(ii) MacBride Principles which deal with Northern Ireland.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity – women and minority group Board members.

(v) Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) be Chairman of the Board. If there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our clients:

a.	Easing standards of indemnification for directors or corporate officers.

b.	Staggered terms for directors; term limits.

c.	Authorizations of new securities if intent appears to be to unduly dilute stockholder’s proportionate interest.

d.	Poison pill/anti-takeover measures that do not require submission to the Board every 3 years.

e.	Re-incorporation in the State of Delaware if intent is to protect management and directors.

f.	Elimination of waivers of preemptive rights.

g.	Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.	Fair price provisions/amendments.

i.	Granting of stock options to non-employee directors.

j.	Proposals to change the state of incorporation where the effect could be to reduce shareholder’s rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:

(i) Criteria for supporting – Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.	Supermajority voting requirements.

l.	Board size – to be less than 5 or more than 15.

m	Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.	Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.	Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.	Anticipated financial and operating benefits.

c.	Offer price (cost vs. premium).

d.	How the deal was negotiated

e.	Changes in corporate governance and their impact on shareholder rights

f.	Impact on key constituents at both companies, including employees and communities.

EXHIBIT A

Independent Director – A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

FASCIANO ASSOCIATES, LLC

PROXY VOTING POLICIES AND PROCEDURES

Policy

FascianoFunds Management, LLC (“Fasciano”) acts as investment adviser for the FascianoFunds Small Cap (the “Fund”). Fasciano will use its best efforts to vote proxies as part of its authority to manage the Fund. Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in a company, from the viewpoint of the best interests of the Fund, without regard to any other interests. As a matter of policy, Fasciano will not be influenced by outside sources whose interests conflict with the interest of the Fund its shareholders. Any conflict of interest will be resolved in the best interest of the Fund and its shareholders.

Procedures

It is the duty of the Fasciano to identify any material conflicts of interest related to proxy voting. If a material conflict of interest arises, Fasciano will:

•	Obtain the consent of the Board of Trustees of the Fund before voting in accordance with the guidelines described below; OR

•	Refer the matter to a third-party proxy voting service; OR

•

Prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; (3) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (4) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. Fasciano will retain a copy of such report with the proxy voting log.

Fasciano’s Chief Compliance Officer shall be responsible for making sure that Fasciano receives all the proxies, and that proxies shall be voted according to established guidelines. Proxies may be voted electronically or by U.S. mail. As proxy ballots are voted, they will be logged and a copy kept on file. If a ballot for shares held is not received electronically or in the mail, the ballot will be voted by phone and a record made of the vote in the proxy log and a detailed note kept on file.

Voting Guidelines

The following guidelines reflect Fasciano’s normal voting positions on issues that frequently arise on proxies, but will not apply in every situation. Some issues require a case-by-case analysis prior to voting. No set of guidelines can anticipate all possible proxy voting issues and these voting guidelines may be revised as proxy issues change over time.

Election of Directors

Proxies involving the routine election of directors in uncontested elections generally will be voted in favor of management. Fasciano believes, however, that a board of directors should be answerable to shareholders for its actions. Accordingly, we generally oppose proposals that would reduce shareholders’ ability to make changes to a board. We usually vote against measures that would increase board entrenchment such as proposals to stagger board members’ terms and proposals to eliminate cumulative voting rights. We generally vote in favor of proposals that give shareholders more power to make changes to a board such as proposals for annual election of directors, proposals to declassify the board, and proposals to allow cumulative voting for directors.

We believe that the majority of board members should be non-management related and that all board members should exercise independent judgment. Therefore we generally vote in favor of proposals that increase board members’ independence, such as proposals that the audit, compensation and/or nominating committees be made up of only independent directors.

We believe that stock ownership helps to align board members’ interests with shareholders’ interests. Accordingly, we usually vote in favor of proposals that directors be required to own a minimum amount of company stock.

Appointment of Auditors

Proxies involving routine matters such as appointment of auditors will generally be voted in favor of management, unless it is determined that the auditors are not sufficiently independent of management. We believe that to remain independent, the audits must not be influenced by fees they receive for any other work performed for a company. Therefore, we generally vote in favor of proposals to separate auditing from consulting and other services provided by accounting firms.

Non-Salary Compensation Plans

Proposals to approve Stock Compensation Plans, Employee Stock Purchase Plans and Long Term Incentive Plans are frequently offered by management. These plans are often complex and must be evaluated on a case-by-case basis. We generally vote in favor of management unless the plans provide unduly generous compensation for executives and/or directors, or could result in serious dilution to other shareholders. We may consider reports from an independent research firm to assist us in evaluating the impact of non-salary compensation plans.

We view some shareholder proposals regarding non-salary compensation as too punitive and generally harmful to a company’s ability to attract and retain skilled managers. Accordingly, we generally oppose proposals requiring companies to include disincentives as well as incentives in executive compensation packages. We also generally oppose proposals requiring companies to issue stock options that are tied in an industry or market index.

Anti-Takeover Measures

We generally are opposed to measures that would prevent shareholders from accepting an offer for the sale of the company. Therefore we generally oppose proposals requiring supermajority voting, and so called “poison-pill’ provisions. We generally vote in favor of proposals to eliminate poison-pill provisions.

Mergers

Merger proposals must be evaluated on a case-by-case basis.

Common Stock Authorization

We generally vote in favor of proposals to authorize the issuance of additional shares for a stock split, to cover an acquisition or for new financing are sometimes offered by management. We generally oppose proposals to issue additional shares where management provides no explanation for the use or need for the issuance.

Non-Business Issues

We believe that investors are not usually helped, and can indeed be harmed, by forcing managements to adhere to inflexible positions on non-business issues. Accordingly, we generally oppose such proposals.

Recordkeeping

Fasciano will maintain the following records:

•	these Policies and Procedures, including any amendments;

•

proxy statements received regarding client securities (provided, however, that Fasciano may rely on the SEC’s EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Fasciano with an undertaking to provide a copy of the proxy statement promptly upon request;

•	a record of each vote case on behalf of a client (provided, however, that Fasciano may rely on a third party);

•	a copy of any document prepared by Fasciano that was material to making a voting decision or that memorialized the basis for the decision; and

•

a copy of any written client request for information on how Fasciano voted proxies on behalf of that client and Fasciano’s written response to any client request (whether written or oral) on how Fasciano voted proxies on behalf of that client.

Fasciano will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Fasciano’s office.

Disclosure

Fasciano will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. Fasciano will also advise clients in Part II of its Form ADV how a client may obtain information on how Fasciano voted with respect to that client’s securities.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	(1)	Trust Instrument dated September 10, 1993 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

(2)	State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(3)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(4)	State of Delaware Certificate of Amendment to Certificate of Trust dated November 29, 2006 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

(b)	(1)	By-Laws are incorporated herein by reference to Exhibit No. 2 of Post-Effective Amendment No. 7 to the Registration Statement filed on February 22, 1996.

(2)	Amendment to By-Laws dated March 18, 1999 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(3)	Amendment to By-Laws dated December 18, 2003 is incorporated herein by reference to Exhibit (b)(3) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated November 30, 2006 between the Trust and Aston Asset Management LLC is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

(2)	Revised Schedules A and B to the Investment Advisory Agreement between the Trust and Aston Asset Management LLC is filed herewith as Exhibit (d)(2).

(3)	Sub-Investment Advisory Agreement dated October 17, 2007 between Aston Asset Management LLC and ABN AMRO Asset Management, Inc. (currently known as Fortis Investment Management USA, Inc.) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(4)	Sub-Investment Advisory Agreement dated October 17, 2007 between Aston Asset Management LLC and Montag & Caldwell, Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 96 to the Registration Statement as filed on February 28, 2008.

(5)	Revised Schedule A to the Sub-Investment Advisory Agreement dated December 20, 2007 between Aston Asset Management LLC and Montag & Caldwell, Inc. is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 96 to the Registration Statement as filed on February 28, 2008.

(6)	Sub-Investment Advisory Agreement dated June 30, 2007 between Aston Asset Management LLC and Tasho Investment, LLC (to be renamed TAMRO Capital Partners, LLC) is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 96 to the Registration Statement as filed on February 28, 2008.

(7)	Amendment to Sub-Investment Advisory Agreement dated June 30, 2007 between Aston Asset Management LLC and TAMRO Capital Partners, LLC (formerly known as Tasho Investment, LLC) is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(8)	Amendment to Sub-Investment Advisory Agreement dated December 18, 2009 between Aston Asset Management LLC and TAMRO Capital Partners, LLC (formerly known as Tasho Investment, LLC) is filed herewith as Exhibit (d)(8).

(9)	Sub-Investment Advisory Agreement dated October 17, 2007 between Aston Asset Management LLC and Veredus Asset Management LLC is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(10)	Sub-Investment Advisory Agreement dated October 17, 2007 between Aston Asset Management LLC and River Road Asset Management, LLC is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(11)	Sub-Investment Advisory Agreement dated October 17, 2007 between Aston Asset Management LLC and River Road Asset Management, LLC is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(12)	Sub-Investment Advisory Agreement dated November 30, 2006 between Aston Asset Management LLC and MFS Institutional Advisors Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

(13)	Revised Schedule B dated March 1, 2007 to the Sub-Investment Advisory Agreement between Aston Asset Management LLC and MFS Institutional Advisors Inc. is incorporated herein by reference to Exhibit (d)(20) to Post-Effective Amendment no. 81 to the Registration Statement as filed May 9, 2007.

(14)	Sub-Investment Advisory Agreement dated November 30, 2006 between Aston Asset Management LLC and Optimum Investment Advisors LP is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 74 to the Registration Statement as filed November 30, 2006.

(15)	Revised Schedule B to the Sub-Investment Advisory Agreement between Aston Asset Management LLC and Optimum Investment Advisors, LLC is incorporated herein by

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reference to Exhibit (d)(16) to Post-Effective Amendment No. 100 to the Registration Statement as filed on December 30, 2008.

(16)	Sub-Investment Advisory Agreement dated December 3, 2008 between Aston Asset Management LLC and Taplin, Canida, and Habacht, LLC is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(17)	Sub-Investment Advisory Agreement dated July 20, 2007 between Aston Asset Management LLC and Neptune Investment Management Limited is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 84 to the Registration Statement as filed on July 31, 2007.

(18)	Sub-Investment Advisory Agreement dated September 7, 2007 between Aston Asset Management LLC and Cardinal Capital Management L.L.C. is incorporated herein by reference to Exhibit (d)(20) to Post-Effective Amendment No. 96 as filed on February 28, 2008.

(19)	Sub-Investment Advisory Agreement dated November 1, 2007 between Aston Asset Management LLC and Baring International Investment Limited is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 96 as filed on February 28, 2008.

(20)	Sub-Investment Advisory Agreement between Aston Asset Management LLC and New Century Capital Management, LLC is incorporated herein by reference to Exhibit (d) (24) to Post-Effective Amendment No. 99 to the Registration Statement as filed on June 13, 2008.

(21)	Sub-Investment Advisory Agreement dated January 7, 2008 between Aston Asset Management LLC and Smart Portfolios, LLC is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 96 to the Registration Statement as filed on February 28, 2008.

(22)	Sub-Investment Advisory Agreement dated June 1, 2009 between Aston Asset Management LLC and M.D. Sass Investors Services, Inc. is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(23)	Sub-Investment Advisory Agreement dated March 30, 2009 between Aston Asset Management and Lake Partners, Inc. is incorporated herein by reference to Exhibit (d)(22) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(24)	Amendment to Sub-Investment Advisory Agreement dated March 30, 2009 between Aston Asset Management and Lake Partners, Inc. is filed herewith as Exhibit (d)(24).

(25)	Sub-Investment Advisory Agreement dated December 21, 2009 between Aston Asset Management LLC and Fasciano Associates, LLC is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

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(26)	Sub-Investment Advisory Agreement between Aston Asset Management LLC and Atlanta Life Investment Advisors, LLC is to be filed by amendment.

(e)	(1)	Distribution Agreement between ABN AMRO Funds (currently known as Aston Funds) and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

(2)	Amended Schedule A to the Distribution Agreement between ABN AMRO Funds (currently known as Aston Funds) and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

(3)	Amendment No. 1 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

(4)	Amendment No. 2 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

(5)	Amendment No. 3 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

(6)	Form of Revised Schedule A to the Distribution Agreement is filed herewith as Exhibit (e)(6).

(7)	ABN AMRO Assignment Agreement is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 74 to the Registration Statement filed on November 30, 2006.

(8)	Form of Selling/Services Agreement for Aston Funds is filed herewith as Exhibit (e)(8).

(9)	Mutual Fund Service Agent Agreement for Wrap Processing is incorporated herein by reference to Exhibit (e)(13) to Post-Effective Amendment No. 84 to the Registration Statement as filed on July 31, 2007.

(f)	Not applicable.

(g)	(1)	Custodian Services Agreement dated May 5, 2003 by and between PFPC Trust Company and ABN AMRO Funds (currently known as Aston Funds) is incorporated herein by reference to Exhibit (g)(9) of Post-Effective Amendment No. 49 as filed on June 30, 2003.

(2)	Amendment to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(3)	Form of Revised Exhibit A to the Custodian Services Agreement is filed herewith as Exhibit (g)(3).

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(4)	Russian Addendum to the Custodian Services Agreement for Aston/Barings International Fund is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(5)	Russian Addendum to the Custodian Services Agreement for Aston/Neptune International Fund is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(6)	Amendment to the Custodian Services Agreement dated December 18, 2009 is filed herewith as Exhibit (g)(6).

(h)	(1)	Transfer Agency Services Agreement between Alleghany Funds (currently known as Aston Funds) and PFPC, Inc. (currently known as PNC Global Investment Servicing (U.S.) Inc.), dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(2)	Amendment No. 1 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(3)	Amendment No. 2 to the Transfer Agency Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

(4)	Amendment No. 3 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(5)	Amendment No. 4 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(6)	Amendment No. 5 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(7)	Amendment No. 6 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(8)	Compliance Support Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference as Exhibit (h)(9) of Post-Effective Amendment No. 55 to the Registration Statement as filed on December 29, 2004.

(9)	Anti-Money Laundering and Privacy Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

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(10)	Customer Identification Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(11)	Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(12)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 76 to the Registration Statement as filed on December 22, 2006.

(13)	Form of Revised Exhibit A to the Transfer Agency Services Agreement is filed herewith as Exhibit (h)(13).

(14)	Amendment to the Transfer Agency Services Agreement dated December 18, 2009 is filed herewith as Exhibit (h)(14).

(15)	Amendment to Transfer Agency Agreement Regarding Red Flag Services is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(16)	Administration Agreement between Alleghany Funds (currently known as Aston Funds) and Alleghany Investment Services, Inc. dated June 7, 1999, is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 17 to the Registration Statement as filed on June 28, 1999.

(17)	Amendment No. 1 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(18)	Amendment No. 2 to the Administration Agreement is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 24 to the Registration Statement as filed on December 29, 2000.

(19)	Amendment No. 3 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(20)	Amendment No. 4 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(21)	Amendment No. 5 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

(22)	Amendment No. 6 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

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(23)	Amendment No. 7 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

(24)	Amendment No. 8 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 50 to the Registration Statement as filed on December 30, 2003.

(25)	Amendment No. 9 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(20) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(26)	Amendment No. 10 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(27)	Revised Schedule C to the Administration Agreement is filed herewith as Exhibit (h)(27).

(28)	Sub-Administration and Accounting Services Agreement between Alleghany Investment Services Inc. and PFPC Inc. (currently known as PNC Global Investment Servicing (U.S.) Inc.), dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(29)	Amendment No. 1 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(30)	Amendment No. 2 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

(31)	Amendment No. 3 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(32)	Amendment No. 4 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(33)	Amendment No. 5 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(34)	Amendment No. 6 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(35)	Amendment to Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

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(36)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(35) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(37)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(38)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 104 to the Registration Statement as filed on October 5, 2009.

(39)	Revised Schedule B to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(36) of Post-Effective Amendment No. 97 to the Registration Statement as filed on February 28, 2008.

(40)	Revised Exhibit A to the Sub-Administration and Accounting Services Agreement is filed herewith as Exhibit (h)(40).

(41)	Amendment to the Sub-Administration and Accounting Services Agreement is filed herewith as Exhibit (h)(41).

(42)	Amendment to the Sub-Administration and Accounting Services Agreement is filed herewith as Exhibit (h)(42).

(i)	Opinion of Vedder Price P.C. is filed herewith as Exhibit (i).

(j)	Consent of Ernst & Young LLP is filed herewith as Exhibit (j).

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(2)	Amended Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(3)	Distribution and Services Plan dated June 21, 2001, and amended December 20, 2001 and March 21, 2002, pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

(4)	Revised Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment to the Registration Statement No. 105 as filed on December 18, 2009.

(5)	Distribution and Services Plan dated June 20, 2002, pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

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(6)	Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(7)	Amended and Restated Distribution and Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 45 to the Registration Statement as filed on October 28, 2002.

(n)	(1)	18f-3 plan is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

(2)	Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(3)	Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

(4)	Amended Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

(5)	Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 45 to the Registration Statement as filed on October 28, 2002.

(6)	Amended Schedule A to the 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 105 to the Registration Statement as filed on December 18, 2009.

(o)	(1)	Power of Attorney dated December 21, 2006 is incorporated herein by reference to Exhibit (o)(1) to Post-Effective Amendment No. 74 to the Registration Statement as filed on December 22, 2006.

(p)	(1)	Amended Code of Ethics of Todd-Veredus Asset Management LLC is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(2)	Amended Code of Ethics of ABN AMRO Funds (currently known as Aston Funds) is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 5, 2005.

(3)	Amended MFS Investment Management Code of Ethics is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(4)	Code of Ethics of Fortis Investment Management USA, Inc. is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 100 to the Registration Statement as filed on December 30, 2008.

9

(5)	Amended Code of Ethics of Optimum Investment Advisors is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 55 to the Registration Statement as filed on December 29, 2004.

(6)	Amended Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(7)	Amended Code of Ethics of Aston Asset Management LLC is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 100 to the Registration Statement as filed on December 30, 2008.

(8)	Amended Code of Ethics of Taplin, Canida & Habacht, Inc. is incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(9)	Code of Ethics of Neptune Investment Management Limited is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 84 to the Registration Statement as filed on July 31, 2007.

(10)	Code of Ethics of Cardinal Capital Management, L.L.C. is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 89 to the Registration Statement as filed on October 31, 2007.

(11)	Code of Ethics of Baring International Investment Limited incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 89 to the Registration Statement as filed on October 31, 2007.

(12)	Code of Ethics of New Century Capital Management, LLC is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 91 to the Registration Statement as filed on December 31, 2007.

(13)	Code of Ethics of Smart Portfolios, LLC is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment No. 91 to the Registration Statement as filed on December 31, 2007.

(14)	Code of Ethics of M.D. Sass Investors Services, Inc. is incorporated herein by reference to Exhibit (p)(14) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(15)	Amended Code of Ethics of TAMRO Capital Partners, LLC is incorporated herein by reference to Exhibit (p)(15) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(16)	Amended Code of Ethics and Standards of Practice of Montag & Caldwell, Inc. is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 100 to the Registration Statement as filed on December 30, 2008.

(17)	Code of Ethics of Lake Partners, Inc. is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 103 to the Registration Statement as filed on March 30, 2009.

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(18)	Code of Ethics of Fasciano Associates, LLC is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 105 to the Registration Statement as filed on December 18, 2009.

(19)	Code of Ethics of Atlanta Life Investment Advisors, LLC is to be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

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10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISERS.

A. ASTON ASSET MANAGEMENT LLC

Aston Asset Management LLC (“Aston”) is a registered investment adviser providing investment management services to the Registrant.

The directors and officers of Aston are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Aston during the past two years is incorporated by reference to Form ADV filed by Aston pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-66837).

FORMER POSITION WITH ABN AMRO ASSET MANAGEMENT, INC.

Name	Principal Occupation
Stuart D. Bilton	Chairman and Chief Executive Officer Director
Kenneth C. Anderson	President Executive Vice President and Managing Director
Gerald F. Dillenburg	Senior Managing Director
Michael Mayhew	Managing Director

ITEM 32.	PRINCIPAL UNDERWRITER.

(a) PFPC Distributors, Inc. (the “Distributor”), acts as distributor for Aston Funds pursuant to a Distribution Agreement dated September 27, 2001, as amended.

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 14, 2009, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. Realty Securities Trust Fairholme Funds Inc.

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FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Industry Leaders Fund

Kalmar Pooled Investment Trust

Matthews International Funds dba Matthews Asian Funds

The Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund

Old Westbury Funds

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

The Torray Fund

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of PFPC Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by PFPC Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934.

(c) Not applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31(a) of the 1940 Act and the rules promulgated thereunder, are maintained at the following locations:

Advisers

Aston Asset Management LLC, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602

Subadvisers

Fortis Investment Management USA, Inc. 75 State Street, Boston, Massachusetts 02109

Optimum Investment Advisors LLC, 100 South Wacker Drive, Chicago, IL 60606

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, Massachusetts 02116

Montag & Caldwell, Inc. 3455 Peachtree Road, N.E., Suite 1200 Atlanta, GA 30326

Todd-Veredus Asset Management LLC, 1 Paragon Center, 6060 Dutchmans Lane, Suite 320, Louisville, KY 40205

TAMRO Capital Partners, LLC, 1660 Duke Street, Alexandria, VA 22314

River Road Asset Management, LLC, Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202

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Taplin, Canida & Habacht, LLC, 1001 Brickell Bay Dr., Suite 2100, Miami, FL 33131

Neptune Investment Management Limited, 1 Hammersmith Grove, London W6 ONB

Cardinal Capital Management, L.L.C., One Greenwich Office Park, Greenwich, CT 06831

Baring International Investment Limited, 155 Bishopsgate, London, England EC2M 3XY.

New Century Capital Management, LLC, 36 South Washington Street, Hinsdale, Illinois 60521.

Smart Portfolios, LLC, 17865 Ballinger Way NE, Lake Forest Park, Washington 98155.

M.D. Sass Investors Services, Inc., 1185 Avenue of the Americas, 18th Floor, New York, New York 10036.

Lake Partners, Inc., 24 Field Point Road, Greenwich, Connecticut 06830.

Fasciano Associates, LLC, 737 North Michigan Avenue, Suite 2210, Chicago, Illinois 60611.

Atlanta Life Investment Advisors, LLC, 100 Auburn Avenue, Suite 300, Atlanta, Georgia 30303.

Custodian

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153

Sub-Administrator and Transfer, Redemption, Dividend Disbursing and Accounting Agent

PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581 and 99 High Street, Boston, MA 02110

Distributor

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES.

Not Applicable.

ITEM 35.	UNDERTAKINGS.

Not Applicable.

14

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Aston Funds, certifies that it meets all of the requirements for the effectiveness of this post-effective amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, the State of Illinois on the 26th day of February, 2010.

ASTON FUNDS (formerly known as ABN AMRO Funds)

By:	/s/ Kenneth C. Anderson
Kenneth C. Anderson, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement of Aston Funds has been signed below by the following persons in the following capacity and on the 26th day of February, 2010.

Signature	Capacity

Stuart D. Bilton* Stuart D. Bilton	Chairman, Board of Trustees

Gregory T. Mutz* Gregory T. Mutz	Trustee

Leonard F. Amari* Leonard F. Amari	Trustee

Robert B. Scherer* Robert B. Scherer	Trustee

Denis Springer* Denis Springer	Trustee

/s/ Kenneth C. Anderson Kenneth C. Anderson	President (Chief Executive Officer)	February 26, 2010

/s/ Gerald F. Dillenburg Gerald F. Dillenburg	Secretary, Treasurer and Senior Vice President (Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer)	February 26, 2010

/s/ Gerald F. Dillenburg Gerald F. Dillenburg	Attorney-in-Fact	February 26, 2010

*	Signed by Gerald F. Dillenburg pursuant to a Power of Attorney previously filed as Exhibit (o)(1) of Post-Effective Amendment No. 76 to the Registration Statement filed on December 22, 2006.

EXHIBIT INDEX

(d)(2)	Revised Schedules A and B to the Investment Advisory Agreement between the Trust and Aston Asset Management LLC

(d)(8)	Amendment to Sub-Investment Advisory Agreement between Aston Asset Management and TAMRO Capital Partners, LLC

(d)(24)	Amendment to Sub-Investment Advisory Agreement between Aston Asset Management and Lake Partners, Inc.

(e)(6)	Revised Schedule A to the Distribution Agreement

(e)(8)	Form of Selling/Services Agreement for Aston Funds

(g)(3)	Revised Schedule A to the Custodian Services Agreement

(g)(6)	Amendment to the Custodian Services Agreement

(h)(13)	Form of Revised Exhibit A to the Transfer Agency Services Agreement

(h)(14)	Amendment to Transfer Agency Agreement

(h)(27)	Revised Schedule C to the Administration Agreement

(h)(40)	Revised Exhibit A to the Sub-Administration and Accounting Services Agreement

(h)(41)	Amendment to the Sub-Administration and Accounting Services Agreement

(h)(42)	Amendment to the Sub-Administration and Accounting Services Agreement

(i)	Opinion of Vedder Price P.C.

(j)	Consent of Ernst & Young LLP